UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2016

Adaptive Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	AMVIX	2.20%	13.02%	6.47%	11/30/99
Russell 1000 Index	—	4.26%	13.50%	6.83%	—
Russell 3000 Index	—	4.24%	13.34%	6.75%	—
Institutional Class	AVDIX	2.47%	13.23%	6.68%	8/1/00
Fund returns would have been lower if a portion of the fees had not been waived. Effective July 2016, the fund’s benchmark changed from the Russell 3000 Index to the Russell 1000 Index. The fund’s investment advisor believes that the Russell 1000 Index aligns better with the fund’s strategy.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $18,727

Russell 1000 Index — $19,367

Russell 3000 Index — $19,233

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.26%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Stephen Pool and Don Owen

During the period, the fund’s name changed to Adaptive Equity. The benchmark also changed from the Russell 3000 Index to the Russell 1000 Index. Don Owen was added to the fund’s management team in March 2016. John T. Small Jr. left the fund’s management team at that time.

Performance Summary

Adaptive Equity returned 2.20%* for the 12 months ended October 31, 2016, lagging the 4.26% return of the portfolio’s benchmark, the Russell 1000 Index.

Most U.S. stock indices delivered positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Index, every sector except health care and consumer discretionary posted gains. Utilities and telecommunication services—sectors that typically have value characteristics—led performance on a total-return basis. Information technology, consumer staples, materials, and industrials also performed well.

In this environment, Adaptive Equity’s highly systematic investment process delivered positive portfolio returns but underperformed its new benchmark, the Russell 1000 Index. The fund received the best absolute contributions from information technology and industrials stocks, while consumer discretionary, health care, and real estate holdings generated negative contributions. Relative to the Russell benchmark, stock selection in the consumer discretionary, consumer staples, and real estate sectors drove underperformance. Stock selection in information technology, industrials, and energy aided relative performance.

Consumer Discretionary Stocks Detracted Most

In the consumer discretionary sector, stock selection among hotels, restaurant, and leisure companies and specialty retailers detracted the most. Non-benchmark holding Sonic fell after the fast-food restaurant chain reported results below expectations and provided weak guidance for 2017. Royal Caribbean Cruises detracted. The cruise industry suffered from concerns about geopolitical events, currency fluctuations, and rising fuel costs. We sold both holdings.

Stock decisions in consumer staples weighed on relative performance, especially among food products and beverages firms. The Chef’s Warehouse was a significant detractor in the sector. The non-benchmark holding fell as earnings disappointed during a deflationary period for the food industry. The holding was eliminated. Stock selection in the real estate sector detracted. Commercial real estate investment manager Jones Lang LaSalle underperformed and was eliminated after reporting lower revenues and guidance in regards to its investment management business. A non-benchmark holding in Janus Capital also hampered results. Asset managers are under pressure as investors increasingly look for lower management fees, weighing on revenues, though earnings remained positive. In response to these challenging business conditions, Janus Capital announced that it would merge with asset manager Henderson Group to increase competitiveness and efficiency.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

4

In the industrials sector, our non-benchmark holding of Korn/Ferry International detracted. The executive search firm reported weaker trends and lowered guidance significantly. Management was unclear about the reasons for the weakness but noted a summer malaise in executive search. Tyler Technologies, a provider of information technology solutions for local governments, fell sharply after missing earnings expectations early in 2016 and offering disappointing guidance due to higher research and development spending and lower-than-expected revenues from an acquisition. American Airlines was a major detractor. The airline industry in general declined as revenue per seat mile is under pressure and oil prices have rallied. Airlines have not adjusted capacity quickly enough to account for reduced air travel. Korn/Ferry, Tyler Technologies, and American Airlines were eliminated.

Information Technology Stocks Were Key Contributors

Stock selection among information technology services and computers and peripherals firms benefited relative performance. Non-benchmark holding LogMeIn was a top sector contributor. The remote access software company provides cloud-based connectivity services for collaboration. LogMeIn reported a better-than-expected results with margin expansion and announced the acquisition of the “Go To” division of Citrix. The holding was eliminated on strength. Non-benchmark holding NeoPhotonics performed well, benefiting from strong demand for its optoelectronic components for high-speed fiber-optic networking equipment.

Stock decisions in the industrials sector contributed positively, led by choices in the airlines and aerospace and defense industries. As noted earlier, airlines have struggled, but Virgin Airlines, a non-benchmark holding, rose sharply on the announcement that it would be acquired by Alaska Air. The holding was eliminated as a result. Aerospace and defense firm Curtiss-Wright, which is not in the index, rose on better-than-expected earnings.

Stock selection in energy aided performance. A rally in oil prices off 2015’s lows provided a tailwind for companies such as Newfield Exploration. In the materials sector, chemical firm Chemours, a spin-off from DuPont, rallied on positive earnings surprises. Both holdings were eliminated.

Outlook

Using a systematic and quantitatively driven process, Adaptive Equity examines market indicators and company-specific information in a complex model to underpin its stock selection process. Looking ahead, we remain confident that this systematic process of fusing market indicators and stock-specific factors will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

5

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	2.9%
Microsoft Corp.	2.1%
Great Plains Energy, Inc.	1.6%
Exxon Mobil Corp.	1.4%
RealPage, Inc.	1.4%
Intel Corp.	1.4%
Curtiss-Wright Corp.	1.4%
Chubb Ltd.	1.4%
Corning, Inc.	1.4%
Wal-Mart Stores, Inc.	1.4%

Top Five Industries	% of net assets
Equity Real Estate Investment Trusts (REITs)	5.2%
Oil, Gas and Consumable Fuels	5.1%
IT Services	5.0%
Specialty Retail	4.5%
Software	3.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,048.00	$6.18	1.20%
Investor Class (before waiver)	$1,000	$1,048.00(2)	$6.43	1.25%
Institutional Class (after waiver)	$1,000	$1,049.10	$5.15	1.00%
Institutional Class (before waiver)	$1,000	$1,049.10(2)	$5.41	1.05%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.10	$6.09	1.20%
Investor Class (before waiver)	$1,000	$1,018.85	$6.34	1.25%
Institutional Class (after waiver)	$1,000	$1,020.11	$5.08	1.00%
Institutional Class (before waiver)	$1,000	$1,019.86	$5.33	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

8

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 2.6%
Curtiss-Wright Corp.	14,033	$1,257,638
General Dynamics Corp.	7,132	1,075,077
		2,332,715
Air Freight and Logistics — 0.8%
Atlas Air Worldwide Holdings, Inc.(1)	9,360	391,716
CH Robinson Worldwide, Inc.	4,854	330,654
		722,370
Automobiles — 0.5%
Ford Motor Co.	41,759	490,251
Banks — 2.2%
SVB Financial Group(1)	68	8,314
U.S. Bancorp	23,373	1,046,176
Wells Fargo & Co.	5,455	250,985
Westamerica Bancorporation	14,033	695,475
		2,000,950
Biotechnology — 2.2%
AbbVie, Inc.	15,226	849,306
Amgen, Inc.	6,609	932,927
Gilead Sciences, Inc.	3,332	245,335
		2,027,568
Building Products — 0.3%
Simpson Manufacturing Co., Inc.	7,024	300,627
Capital Markets — 2.8%
AllianceBernstein Holding LP	29,401	640,942
E*TRADE Financial Corp.(1)	22,500	633,600
Janus Capital Group, Inc.	65,655	841,697
Moelis & Co., Class A	18,329	465,556
		2,581,795
Chemicals — 1.0%
CF Industries Holdings, Inc.	10,954	263,005
International Flavors & Fragrances, Inc.	5,246	686,072
		949,077
Communications Equipment — 1.7%
Cisco Systems, Inc.	35,238	1,081,102
Sonus Networks, Inc.(1)	73,838	427,522
		1,508,624
Construction Materials — 0.5%
Vulcan Materials Co.	3,638	411,822
Consumer Finance — 1.1%
American Express Co.	14,728	978,234
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	3,739	539,538
Diversified Telecommunication Services — 2.3%
AT&T, Inc.	25,402	934,540
Iridium Communications, Inc.(1)	109,193	889,923

9

	Shares	Value
Zayo Group Holdings, Inc.(1)	7,652	$246,241
		2,070,704
Electric Utilities — 2.1%
Exelon Corp.	15,131	515,513
Great Plains Energy, Inc.	49,781	1,415,772
		1,931,285
Electrical Equipment — 1.1%
Rockwell Automation, Inc.	8,416	1,007,564
Electronic Equipment, Instruments and Components — 1.8%
Corning, Inc.	54,570	1,239,285
Keysight Technologies, Inc.(1)	13,045	427,876
		1,667,161
Energy Equipment and Services — 0.9%
Dril-Quip, Inc.(1)	11,061	525,398
Patterson-UTI Energy, Inc.	11,311	254,271
		779,669
Equity Real Estate Investment Trusts (REITs) — 5.2%
American Tower Corp.	9,888	1,158,775
CareTrust REIT, Inc.	58,611	825,243
DuPont Fabros Technology, Inc.	16,417	669,978
Equity Residential	11,584	715,312
InfraREIT, Inc.(1)	24,360	404,863
Life Storage, Inc.	5,888	474,867
Macerich Co. (The)	6,653	470,899
		4,719,937
Food and Staples Retailing — 3.1%
CVS Health Corp.	10,682	898,356
PriceSmart, Inc.	7,168	651,930
Wal-Mart Stores, Inc.	17,572	1,230,391
		2,780,677
Food Products — 1.8%
General Mills, Inc.	11,559	716,427
Post Holdings, Inc.(1)	12,403	945,481
		1,661,908
Gas Utilities — 0.7%
ONE Gas, Inc.	9,893	606,243
Health Care Equipment and Supplies — 2.1%
ABIOMED, Inc.(1)	18	1,890
IDEXX Laboratories, Inc.(1)	7,283	780,300
Varian Medical Systems, Inc.(1)	12,675	1,150,003
		1,932,193
Health Care Providers and Services — 3.3%
AmerisourceBergen Corp.	9,334	656,367
Anthem, Inc.	7,741	943,318
Cardinal Health, Inc.	12,206	838,430
HCA Holdings, Inc.(1)	7,362	563,414
		3,001,529
Hotels, Restaurants and Leisure — 2.5%
Buffalo Wild Wings, Inc.(1)	4,103	597,602
Chipotle Mexican Grill, Inc.(1)	451	162,703
Chuy's Holdings, Inc.(1)	26,035	739,394

10

	Shares	Value
MGM Resorts International(1)	27,754	$726,322
Wingstop, Inc.	50	1,338
		2,227,359
Household Products — 1.1%
Procter & Gamble Co. (The)	11,120	965,216
Independent Power and Renewable Electricity Producers — 1.3%
Ormat Technologies, Inc.	24,403	1,176,957
Industrial Conglomerates — 2.1%
3M Co.	5,607	926,837
General Electric Co.	32,932	958,321
		1,885,158
Insurance — 3.4%
Aon plc	8,079	895,396
Chubb Ltd.	9,898	1,257,046
Principal Financial Group, Inc.	17,082	932,677
		3,085,119
Internet and Direct Marketing Retail — 1.9%
Netflix, Inc.(1)	6,212	775,692
Nutrisystem, Inc.	28,564	905,479
		1,681,171
Internet Software and Services — 1.4%
Alphabet, Inc., Class A(1)	1,235	1,000,227
NIC, Inc.	12,934	296,835
		1,297,062
IT Services — 5.0%
CoreLogic, Inc.(1)	27,142	1,155,163
Euronet Worldwide, Inc.(1)	4,101	326,235
International Business Machines Corp.	6,024	925,829
Travelport Worldwide Ltd.	59,645	842,187
Visa, Inc., Class A	3,962	326,905
Xerox Corp.	101,011	986,877
		4,563,196
Leisure Products — 0.5%
Callaway Golf Co.	46,965	479,513
Life Sciences Tools and Services — 1.9%
PAREXEL International Corp.(1)	15,434	899,185
Quintiles IMS Holdings, Inc.(1)	11,591	831,538
		1,730,723
Machinery — 2.0%
IDEX Corp.	10,863	938,998
Xylem, Inc.	18,591	898,503
		1,837,501
Marine — 0.4%
Kirby Corp.(1)	5,396	318,094
Media — 3.1%
Comcast Corp., Class A	17,869	1,104,662
Omnicom Group, Inc.	10,013	799,238
Walt Disney Co. (The)	9,718	900,761
		2,804,661
Metals and Mining — 0.4%
Barrick Gold Corp.	11,697	205,750

11

	Shares	Value
Goldcorp, Inc. New York Shares	11,820	$179,664
		385,414
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
AGNC Investment Corp.	15,043	301,762
New Residential Investment Corp.	21,527	300,517
		602,279
Multiline Retail — 0.3%
Macy's, Inc.	6,657	242,914
Oil, Gas and Consumable Fuels — 5.1%
American Midstream Partners LP	32,936	447,930
Callon Petroleum Co.(1)	41,886	544,099
Exxon Mobil Corp.	15,542	1,294,960
HollyFrontier Corp.	21,981	548,426
Occidental Petroleum Corp.	9,979	727,569
Resolute Energy Corp.(1)	29,428	762,185
Sanchez Energy Corp.(1)	52,593	335,017
		4,660,186
Paper and Forest Products — 0.8%
Domtar Corp.	20,311	730,180
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	10,513	915,998
Pharmaceuticals — 2.4%
Merck & Co., Inc.	7,806	458,368
Pfizer, Inc.	31,419	996,296
Sanofi ADR	18,986	738,366
		2,193,030
Professional Services — 1.1%
Equifax, Inc.	8,095	1,003,537
Semiconductors and Semiconductor Equipment — 3.9%
Intel Corp.	36,683	1,279,136
NeoPhotonics Corp.(1)	37,844	529,816
NVIDIA Corp.	10,737	764,045
STMicroelectronics NV	97,425	920,666
		3,493,663
Software — 3.9%
Microsoft Corp.	31,715	1,900,363
RealPage, Inc.(1)	47,252	1,285,254
Varonis Systems, Inc.(1)	12,513	357,246
		3,542,863
Specialty Retail — 4.5%
Burlington Stores, Inc.(1)	13,836	1,036,870
Home Depot, Inc. (The)	9,175	1,119,442
Lowe's Cos., Inc.	15,238	1,015,613
Ulta Salon Cosmetics & Fragrance, Inc.(1)	3,748	912,038
		4,083,963
Technology Hardware, Storage and Peripherals — 2.9%
Apple, Inc.	22,981	2,609,263
Thrifts and Mortgage Finance — 2.2%
Essent Group Ltd.(1)	35,974	951,152
Northwest Bancshares, Inc.	65,317	1,028,090
		1,979,242

12

	Shares	Value
Tobacco — 1.7%
Altria Group, Inc.	15,702	$1,038,216
Philip Morris International, Inc.	4,808	463,684
		1,501,900
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.(1)	18,559	922,939
TOTAL COMMON STOCKS (Cost $82,771,454)		89,921,542
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $356,281), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $346,001)		346,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	337,231	337,231
TOTAL TEMPORARY CASH INVESTMENTS (Cost $683,231)		683,231
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $83,454,685)		90,604,773
OTHER ASSETS AND LIABILITIES†		12,125
TOTAL NET ASSETS — 100.0%		$90,616,898

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,569	USD	1,188	Morgan Stanley	12/30/16	$(18)
CAD	1,490	USD	1,127	Morgan Stanley	12/30/16	(16)
CAD	15,668	USD	11,905	Morgan Stanley	12/30/16	(219)
CAD	3,594	USD	2,711	Morgan Stanley	12/30/16	(30)
CAD	4,967	USD	3,784	Morgan Stanley	12/30/16	(80)
CAD	5,704	USD	4,280	Morgan Stanley	12/30/16	(26)
USD	42,109	CAD	55,570	Morgan Stanley	12/30/16	660
USD	2,946	CAD	3,841	Morgan Stanley	12/30/16	81
USD	66,574	CAD	87,554	Morgan Stanley	12/30/16	1,269
USD	3,223	CAD	4,258	Morgan Stanley	12/30/16	47
USD	56,763	CAD	75,122	Morgan Stanley	12/30/16	730
USD	4,578	CAD	6,017	Morgan Stanley	12/30/16	90
USD	6,479	CAD	8,497	Morgan Stanley	12/30/16	141
USD	9,159	CAD	12,106	Morgan Stanley	12/30/16	130
USD	5,439	CAD	7,285	Morgan Stanley	12/30/16	5
EUR	48,270	USD	54,271	UBS AG	12/30/16	(1,138)
EUR	83,048	USD	90,650	UBS AG	12/30/16	764
USD	1,472,799	EUR	1,310,040	UBS AG	12/30/16	30,784
USD	35,758	EUR	32,459	UBS AG	12/30/16	29
USD	59,138	EUR	53,778	UBS AG	12/30/16	(58)
ZAR	48,183	USD	3,479	UBS AG	12/30/16	52
ZAR	59,341	USD	4,286	UBS AG	12/30/16	63
ZAR	160,769	USD	11,565	UBS AG	12/30/16	219
ZAR	51,918	USD	3,709	UBS AG	12/30/16	96
ZAR	236,354	USD	16,195	UBS AG	12/30/16	1,129
ZAR	66,739	USD	4,668	UBS AG	12/30/16	223
ZAR	1,491,919	USD	106,771	UBS AG	12/30/16	2,582
USD	138,479	ZAR	1,898,600	UBS AG	12/30/16	(683)
USD	5,309	ZAR	75,485	UBS AG	12/30/16	(223)
USD	2,649	ZAR	38,306	UBS AG	12/30/16	(159)
USD	7,329	ZAR	102,833	UBS AG	12/30/16	(209)
						$36,235

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $83,454,685)	$90,604,773
Receivable for investments sold	1,452,496
Receivable for capital shares sold	7,298
Unrealized appreciation on forward foreign currency exchange contracts	39,094
Dividends and interest receivable	74,309
92,177,970

Liabilities
Payable for investments purchased	1,440,946
Payable for capital shares redeemed	27,243
Unrealized depreciation on forward foreign currency exchange contracts	2,859
Accrued management fees	90,024
1,561,072

Net Assets	$90,616,898

Net Assets Consist of:
Capital (par value and paid-in surplus)	$84,134,681
Undistributed net investment income	702,891
Accumulated net realized loss	(1,406,997)
Net unrealized appreciation	7,186,323
$90,616,898

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$87,887,557	8,953,157	$9.82
Institutional Class, $0.01 Par Value	$2,729,341	271,684	$10.05

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,083)	$2,152,039
Interest	651
2,152,690

Expenses:
Management fees	1,179,633
Directors' fees and expenses	3,303
Other expenses	441
1,183,377
Fees waived	(23,987)
1,159,390

Net investment income (loss)	993,300

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,252,239)
Foreign currency transactions	2,438
(1,249,801)

Change in net unrealized appreciation (depreciation) on:
Investments	2,000,452
Translation of assets and liabilities in foreign currencies	29,195
2,029,647

Net realized and unrealized gain (loss)	779,846

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,773,146

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$993,300	$537,715
Net realized gain (loss)	(1,249,801)	11,356,798
Change in net unrealized appreciation (depreciation)	2,029,647	(6,136,452)
Net increase (decrease) in net assets resulting from operations	1,773,146	5,758,061

Distributions to Shareholders
From net investment income:
Investor Class	(1,053,460)	(488,270)
Institutional Class	(32,985)	(18,491)
From net realized gains:
Investor Class	(9,000,208)	—
Institutional Class	(238,821)	—
Decrease in net assets from distributions	(10,325,474)	(506,761)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,638,765)	2,953,683

Redemption Fees
Increase in net assets from redemption fees	2,101	7,491

Net increase (decrease) in net assets	(11,188,992)	8,212,474

Net Assets
Beginning of period	101,805,890	93,593,416
End of period	$90,616,898	$101,805,890

Undistributed net investment income	$702,891	$793,228

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive Equity Fund (formerly Veedot Fund) (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The annual management fee schedule ranges from 0.800% to 1.050% for the Institutional Class. Effective August 1, 2016, the investment advisor agreed to waive 0.10% of the fund’s management fee. The investment advisor expects the fee waiver to continue until February 28, 2018, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $23,287 and $700 for the Investor Class and Institutional Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2016 was 1.25% for the Investor Class and 1.05% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.23% for the Investor Class and 1.03% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,153,394 and $712,750, respectively. The effect of interfund transactions on the Statement of Operations was $17,159 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $109,190,812 and $120,565,150, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	611,237	$5,868,811	1,198,055	$12,988,123
Issued in reinvestment of distributions	1,052,445	9,808,781	47,838	475,961
Redeemed	(1,942,395)	(18,588,341)	(991,066)	(10,528,396)
	(278,713)	(2,910,749)	254,827	2,935,688
Institutional Class/Shares Authorized	90,000,000		100,000,000
Sold	19,452	191,524	4,741	50,579
Issued in reinvestment of distributions	28,551	271,806	1,824	18,491
Redeemed	(19,365)	(191,346)	(4,914)	(51,075)
	28,638	271,984	1,651	17,995
Net increase (decrease)	(250,075)	$(2,638,765)	256,478	$2,953,683

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$89,921,542	—	—
Temporary Cash Investments	337,231	$346,000	—
	$90,258,773	$346,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$39,094	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,859	—

21

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,706,215.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $39,094 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $2,859 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,438 in net realized gain (loss) on foreign currency transactions and $29,195 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$3,902,759	$506,761
Long-term capital gains	$6,422,715	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$83,504,873
Gross tax appreciation of investments	$10,062,388
Gross tax depreciation of investments	(2,962,488)
Net tax appreciation (depreciation) of investments	$7,099,900
Undistributed ordinary income	$739,126
Accumulated short-term capital losses	$(1,356,809)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.74	0.10	0.08	0.18	(0.12)	(0.98)	(1.10)	$9.82	2.20%	1.23%	1.25%	1.04%	1.02%	116%	$87,888
2015	$10.15	0.06	0.59	0.65	(0.06)	—	(0.06)	$10.74	6.40%	1.26%	1.26%	0.54%	0.54%	185%	$99,141
2014	$9.08	0.06	1.11	1.17	(0.10)	—	(0.10)	$10.15	12.96%	1.25%	1.25%	0.59%	0.59%	184%	$91,093
2013	$6.90	0.06	2.25	2.31	(0.13)	—	(0.13)	$9.08	34.11%	1.25%	1.25%	0.80%	0.80%	158%	$88,256
2012	$6.25	0.09	0.65	0.74	(0.09)	—	(0.09)	$6.90	12.03%	1.26%	1.26%	1.35%	1.35%	257%	$72,311
Institutional Class
2016	$10.96	0.12	0.09	0.21	(0.14)	(0.98)	(1.12)	$10.05	2.47%	1.03%	1.05%	1.24%	1.22%	116%	$2,729
2015	$10.36	0.08	0.60	0.68	(0.08)	—	(0.08)	$10.96	6.58%	1.06%	1.06%	0.74%	0.74%	185%	$2,665
2014	$9.27	0.09	1.11	1.20	(0.11)	—	(0.11)	$10.36	13.13%	1.05%	1.05%	0.79%	0.79%	184%	$2,501
2013	$7.03	0.07	2.31	2.38	(0.14)	—	(0.14)	$9.27	34.41%	1.05%	1.05%	1.00%	1.00%	158%	$317
2012	$6.37	0.10	0.66	0.76	(0.10)	—	(0.10)	$7.03	12.18%	1.06%	1.06%	1.55%	1.55%	257%	$158

Notes to Financial Highlights
(1) Computed using average shares outstanding throughout the period.
(2) Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive Equity Fund (formerly, Veedot Fund) (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adaptive Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

29

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $1,793,655, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,829,282 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2016.

The fund hereby designates $6,422,715, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

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Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90976 1612

Annual Report

October 31, 2016

All Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	0.24%	11.35%	9.12%	—	11/25/83
Russell 3000 Growth Index	—	2.08%	13.45%	8.11%	—	—
Institutional Class	ACAJX	0.46%	11.57%	—	13.63%	9/30/11
A Class	ACAQX					9/30/11
No sales charge		-0.02%	11.07%	—	13.13%
With sales charge		-5.77%	9.77%	—	11.83%
C Class	ACAHX	-0.77%	10.24%	—	12.28%	9/30/11
R Class	ACAWX	-0.25%	10.80%	—	12.85%	9/30/11
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $23,956

Russell 3000 Growth Index — $21,814

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond, Michael Orndorff, and Marc Scott

Performance Summary

All Cap Growth returned 0.24%* for the 12 months ended October 31, 2016, lagging the 2.08% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

Most U.S. stock indices posted positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across all capitalization ranges, creating a headwind for the fund’s investment style. Within the Russell 3000 Growth Index, utilities and telecommunication services—more-defensive sectors that typically lack the growth characteristics the fund looks for—posted the best returns on a total-return basis. Information technology, consumer staples, and real estate also performed well. Energy and health care declined significantly.

All Cap Growth’s absolute contributions were led by the information technology sector, while health care was the largest detractor. Stock selection among health care and telecommunication services stocks drove the fund’s underperformance relative to the Russell 3000 Growth Index. Stock choices in the energy and industrials sectors aided relative performance.

Health Care Stocks Were Key Detractors

Within the health care sector, stock selection among biotechnology and pharmaceuticals stocks detracted from relative performance. These industries suffered on concerns about the sustainability of prescription drug prices as high drug prices came under scrutiny during the election campaign. Vertex Pharmaceuticals declined as its cystic fibrosis drug launch underperformed relative to very high expectations. Pharmaceutical firm Allergan detracted as its deal with Pfizer was no longer viable following the Treasury Department’s ruling against tax-inversion deals. Alexion Pharmaceuticals fell along with the biotechnology and pharmaceuticals industries, but was also hurt by foreign exchange—two-thirds of business is outside the U.S.

In the telecommunication services sector, more defensive, higher-yielding stocks that the fund did not own outperformed. Portfolio holding SBA Communications fell on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

Elsewhere, significantly underweighting enterprise software company Microsoft detracted as the stock outperformed largely due to improvement in its server and tools division. A continued surge in cloud revenues also helped Microsoft’s topline revenue beat expectations. Also in information technology, about 60% of Alliance Data Systems' business is in private-label credit cards. The stock fell on concerns about charge-offs.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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Energy and Industrials Stocks Aided Performance

In energy, stock selection in the oil, gas, and consumable fuels industry contributed positively. Oil and gas exploration and production company Concho Resources, a non-benchmark holding, was a top contributor, aided by a rally in oil prices from 2015 lows. Stock selection in the industrials sector was also helpful, primarily among airlines and road and rail firms. Airlines struggled as a group due to higher oil prices, a poor pricing environment, and capacity issues. The fund benefited from not owning several poor-performing names represented in the benchmark. Non-benchmark holding Norfolk Southern was a solid contributor. It had the worst operating margins of any railroad in 2015, but the company’s new CEO has implemented a cost-cutting program, and the results show evidence that it’s working. Air freight and logistics company FedEx reported a good quarter, aided by margin improvement in its Express business. FedEx ground volumes also accelerated.

In consumer staples, Constellation Brands was a major contributor. The producer and marketer of beer, wine, and spirits, continued to see strong sales volume and pricing in its Corona and Modelo brands. Its wine business also showed margin improvement. In information technology, social media firm Facebook continued to show 50%-plus topline growth and margin expansion. The company is finding more ways to monetize its user base.

In health care, Teleflex outperformed. The maker of medical devices used in critical care and surgery reported results that beat expectations and gave guidance that was strong relative to the industry. The company’s revenues are accelerating, and it moved to phase two of a restructuring in its manufacturing processes, which should help long-term profitability. Health care equipment firm Baxter International was a top contributor. The company offered better margin guidance. Under its new CEO, Baxter is cutting costs and implementing zero-based budgeting.

Outlook

Our investment process focuses on companies of all capitalization sizes with improving business fundamentals. The fund’s positioning remains largely stock specific. As of October 31, 2016, the largest overweight allocations relative to the benchmark were in the financials, consumer staples, and consumer discretionary sectors. The portfolio was underweight real estate and industrials. Financials had been a significant underweight for the fund for some time as we have avoided real estate investment trusts (REITs), which are likely to suffer once interest rates start to rise. REITs are now included in the new real estate sector.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc.*	8.6%
Facebook, Inc., Class A	4.2%
Apple, Inc.	3.4%
MasterCard, Inc., Class A	3.0%
Amazon.com, Inc.	3.0%
Baxter International, Inc.	2.6%
Lowe's Cos., Inc.	2.4%
Mondelez International, Inc., Class A	2.3%
Comcast Corp., Class A	2.2%
Newell Brands, Inc.	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	14.8%
Specialty Retail	6.3%
Biotechnology	6.2%
Food Products	5.7%
Software	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,035.90	$5.12	1.00%
Institutional Class	$1,000	$1,036.90	$4.10	0.80%
A Class	$1,000	$1,034.40	$6.39	1.25%
C Class	$1,000	$1,030.50	$10.21	2.00%
R Class	$1,000	$1,033.50	$7.67	1.50%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.6%
Air Freight and Logistics — 1.1%
FedEx Corp.	65,235	$11,371,765
Airlines — 1.5%
American Airlines Group, Inc.	259,873	10,550,844
Spirit Airlines, Inc.(1)	91,521	4,386,601
		14,937,445
Automobiles — 0.5%
Tesla Motors, Inc.(1)	24,090	4,763,316
Banks — 1.2%
BankUnited, Inc.	101,635	2,961,644
SVB Financial Group(1)	46,463	5,681,031
Zions Bancorp	98,334	3,167,338
		11,810,013
Beverages — 2.7%
Constellation Brands, Inc., Class A	75,791	12,666,192
Molson Coors Brewing Co., Class B	95,052	9,867,348
Monster Beverage Corp.(1)	33,602	4,850,113
		27,383,653
Biotechnology — 6.2%
Alexion Pharmaceuticals, Inc.(1)	95,030	12,401,415
Biogen, Inc.(1)	30,643	8,585,556
Gilead Sciences, Inc.	107,223	7,894,829
Incyte Corp.(1)	49,539	4,308,407
Puma Biotechnology, Inc.(1)	111,279	4,261,986
Shire plc	206,145	11,732,955
Shire plc ADR	42,759	7,210,878
Vertex Pharmaceuticals, Inc.(1)	74,170	5,626,536
		62,022,562
Capital Markets — 2.8%
Affiliated Managers Group, Inc.(1)	41,856	5,552,617
Charles Schwab Corp. (The)	311,285	9,867,734
S&P Global, Inc.	54,796	6,676,893
SEI Investments Co.	127,596	5,656,331
		27,753,575
Chemicals — 1.3%
Axalta Coating Systems Ltd.(1)	189,846	4,768,932
Ingevity Corp.(1)	73,536	3,044,390
Scotts Miracle-Gro Co. (The), Class A	60,458	5,325,745
		13,139,067
Commercial Services and Supplies — 0.3%
KAR Auction Services, Inc.	75,942	3,233,610
Construction Materials — 0.7%
Vulcan Materials Co.	58,395	6,610,314

10

	Shares	Value
Consumer Finance — 0.6%
Discover Financial Services	115,935	$6,530,619
Containers and Packaging — 0.9%
Ball Corp.	113,584	8,753,919
Distributors — 0.4%
LKQ Corp.(1)	115,284	3,721,367
Diversified Telecommunication Services — 1.3%
SBA Communications Corp., Class A(1)	113,430	12,849,350
Electrical Equipment — 0.7%
AMETEK, Inc.	150,305	6,628,450
Electronic Equipment, Instruments and Components — 0.4%
Dolby Laboratories, Inc., Class A	81,807	3,893,195
Equity Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp.	82,786	7,532,698
Food and Staples Retailing — 1.6%
Costco Wholesale Corp.	107,064	15,831,554
Food Products — 5.7%
Blue Buffalo Pet Products, Inc.(1)	214,976	5,400,197
Kellogg Co.	196,784	14,784,382
Mead Johnson Nutrition Co.	54,909	4,105,546
Mondelez International, Inc., Class A	507,880	22,824,127
TreeHouse Foods, Inc.(1)	117,687	10,295,259
		57,409,511
Health Care Equipment and Supplies — 5.2%
Baxter International, Inc.	537,782	25,593,045
Intuitive Surgical, Inc.(1)	8,262	5,552,725
NuVasive, Inc.(1)	25,228	1,506,869
Teleflex, Inc.	109,407	15,659,424
West Pharmaceutical Services, Inc.	46,664	3,547,864
		51,859,927
Health Care Providers and Services — 1.3%
Amedisys, Inc.(1)	60,055	2,597,979
Universal Health Services, Inc., Class B	83,892	10,126,604
		12,724,583
Hotels, Restaurants and Leisure — 4.0%
Chipotle Mexican Grill, Inc.(1)	11,442	4,127,816
MGM Resorts International(1)	395,652	10,354,213
Panera Bread Co., Class A(1)	38,969	7,433,726
Starbucks Corp.	341,600	18,128,712
		40,044,467
Household Durables — 2.2%
Newell Brands, Inc.	453,841	21,793,445
Internet and Direct Marketing Retail — 4.3%
Amazon.com, Inc.(1)	38,088	30,082,664
Duluth Holdings, Inc., Class B(1)	48,405	1,314,196
Expedia, Inc.	36,126	4,668,563
Priceline Group, Inc. (The)(1)	4,455	6,567,695
		42,633,118

11

	Shares	Value
Internet Software and Services — 14.8%
Alibaba Group Holding Ltd. ADR(1)	60,640	$6,166,481
Alphabet, Inc., Class A(1)	76,573	62,016,473
Alphabet, Inc., Class C(1)	30,068	23,589,549
CoStar Group, Inc.(1)	12,780	2,391,394
eBay, Inc.(1)	421,997	12,031,134
Facebook, Inc., Class A(1)	319,790	41,889,292
		148,084,323
IT Services — 4.8%
Alliance Data Systems Corp.(1)	54,897	11,224,790
Booz Allen Hamilton Holding Corp.	176,202	5,368,875
Computer Sciences Corp.	28,316	1,541,806
MasterCard, Inc., Class A	281,111	30,084,499
		48,219,970
Machinery — 3.6%
Ingersoll-Rand plc	126,302	8,498,862
John Bean Technologies Corp.	30,910	2,468,163
Middleby Corp. (The)(1)	100,180	11,231,180
Snap-on, Inc.	50,122	7,723,800
Xylem, Inc.	121,614	5,877,605
		35,799,610
Media — 2.2%
Comcast Corp., Class A	357,242	22,084,700
Multiline Retail — 1.1%
Dollar Tree, Inc.(1)	147,735	11,161,379
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	22,480	2,853,611
Newfield Exploration Co.(1)	74,784	3,035,483
Pioneer Natural Resources Co.	16,469	2,948,280
Range Resources Corp.	136,254	4,604,023
		13,441,397
Pharmaceuticals — 2.9%
Allergan plc(1)	43,823	9,156,378
Catalent, Inc.(1)	219,313	5,002,529
Zoetis, Inc.	318,405	15,219,759
		29,378,666
Road and Rail — 2.6%
Canadian Pacific Railway Ltd., New York Shares	100,507	14,368,481
Norfolk Southern Corp.	123,082	11,446,626
		25,815,107
Semiconductors and Semiconductor Equipment — 2.4%
Applied Materials, Inc.	243,766	7,088,715
Broadcom Ltd.	63,772	10,859,096
KLA-Tencor Corp.	81,719	6,137,914
		24,085,725
Software — 5.6%
Adobe Systems, Inc.(1)	138,410	14,880,459

12

	Shares	Value
Electronic Arts, Inc.(1)	152,878	$12,003,981
Microsoft Corp.	280,226	16,791,142
salesforce.com, Inc.(1)	165,527	12,441,009
		56,116,591
Specialty Retail — 6.3%
AutoZone, Inc.(1)	16,383	12,158,807
Burlington Stores, Inc.(1)	39,158	2,934,501
Home Depot, Inc. (The)	100,726	12,289,579
L Brands, Inc.	56,168	4,054,768
Lowe's Cos., Inc.	355,731	23,709,471
Ross Stores, Inc.	70,918	4,435,212
Williams-Sonoma, Inc.	66,572	3,076,958
		62,659,296
Technology Hardware, Storage and Peripherals — 3.4%
Apple, Inc.	299,194	33,970,487
Textiles, Apparel and Luxury Goods — 0.3%
NIKE, Inc., Class B	70,657	3,545,568
Tobacco — 0.7%
Philip Morris International, Inc.	69,538	6,706,245
TOTAL COMMON STOCKS (Cost $727,563,062)		996,300,587
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $4,050,644), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $3,971,011)		3,971,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,548	15,548
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,986,548)		3,986,548
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $731,549,610)		1,000,287,135
OTHER ASSETS AND LIABILITIES†		494,497
TOTAL NET ASSETS — 100.0%		$1,000,781,632

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	526,813	USD	401,409	Morgan Stanley	12/30/16	$(8,464)
CAD	456,126	USD	342,077	Morgan Stanley	12/30/16	(1,857)
USD	13,269,994	CAD	17,568,543	Morgan Stanley	12/30/16	165,788
USD	355,370	CAD	465,769	Morgan Stanley	12/30/16	7,957
USD	313,334	CAD	414,008	Morgan Stanley	12/30/16	4,529
GBP	602,219	USD	738,561	Credit Suisse AG	12/30/16	(369)
GBP	404,978	USD	493,514	Credit Suisse AG	12/30/16	2,902
GBP	532,737	USD	652,481	Credit Suisse AG	12/30/16	541
USD	17,603,506	GBP	13,520,877	Credit Suisse AG	12/30/16	1,029,793
USD	522,315	GBP	402,083	Credit Suisse AG	12/30/16	29,448
USD	745,089	GBP	590,329	Credit Suisse AG	12/30/16	21,472
USD	460,081	GBP	371,761	Credit Suisse AG	12/30/16	4,381
USD	430,695	GBP	354,476	Credit Suisse AG	12/30/16	(3,817)
USD	802,107	GBP	651,548	Credit Suisse AG	12/30/16	3,449
						$1,255,753

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $731,549,610)	$1,000,287,135
Foreign currency holdings, at value (cost of $51,840)	44,595
Receivable for investments sold	15,142,781
Receivable for capital shares sold	52,656
Unrealized appreciation on forward foreign currency exchange contracts	1,270,260
Dividends and interest receivable	244,179
1,017,041,606

Liabilities
Payable for investments purchased	14,948,146
Payable for capital shares redeemed	416,976
Unrealized depreciation on forward foreign currency exchange contracts	14,507
Accrued management fees	868,280
Distribution and service fees payable	12,065
16,259,974

Net Assets	$1,000,781,632

Net Assets Consist of:
Capital (par value and paid-in surplus)	$653,219,342
Accumulated net investment loss	(1,483,054)
Undistributed net realized gain	79,059,311
Net unrealized appreciation	269,986,033
$1,000,781,632

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$971,587,689	31,793,152	$30.56
Institutional Class, $0.01 Par Value	$317,707	10,276	$30.92
A Class, $0.01 Par Value	$10,743,465	356,922	$30.10*
C Class, $0.01 Par Value	$4,323,991	150,387	$28.75
R Class, $0.01 Par Value	$13,808,780	465,791	$29.65
*Maximum offering price $31.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,413)	$9,439,284
Interest	6,485
9,445,769

Expenses:
Management fees	10,421,132
Distribution and service fees:
A Class	26,641
C Class	46,236
R Class	68,102
Directors' fees and expenses	36,302
Other expenses	1,267
10,599,680

Net investment income (loss)	(1,153,911)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	78,945,710
Foreign currency transactions	265,102
79,210,812

Change in net unrealized appreciation (depreciation) on:
Investments	(79,129,202)
Translation of assets and liabilities in foreign currencies	1,525,634
(77,603,568)

Net realized and unrealized gain (loss)	1,607,244

Net Increase (Decrease) in Net Assets Resulting from Operations	$453,333

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$(1,153,911)	$(1,779,270)
Net realized gain (loss)	79,210,812	71,662,458
Change in net unrealized appreciation (depreciation)	(77,603,568)	29,160,661
Net increase (decrease) in net assets resulting from operations	453,333	99,043,849

Distributions to Shareholders
From net realized gains:
Investor Class	(66,713,169)	(149,342,881)
Institutional Class	(17,255)	(26,645)
A Class	(698,339)	(1,170,337)
C Class	(308,984)	(545,627)
R Class	(870,358)	(1,466,459)
Decrease in net assets from distributions	(68,608,105)	(152,551,949)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(42,618,561)	62,410,541

Net increase (decrease) in net assets	(110,773,333)	8,902,441

Net Assets
Beginning of period	1,111,554,965	1,102,652,524
End of period	$1,000,781,632	$1,111,554,965

Accumulated net investment loss	$(1,483,054)	$(458,828)
See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,927,227 and $14,303,138, respectively. The effect of interfund transactions on the Statement of Operations was $2,033,990 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $513,806,145 and $622,402,397, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	275,000,000		225,000,000
Sold	1,072,643	$32,383,996	1,942,723	$62,182,754
Issued in reinvestment of distributions	2,166,415	65,165,760	5,037,722	145,791,678
Redeemed	(4,719,984)	(142,192,350)	(4,820,064)	(153,118,504)
	(1,480,926)	(44,642,594)	2,160,381	54,855,928
Institutional Class/Shares Authorized	20,000,000		25,000,000
Sold	2,512	75,506	2,931	89,844
Issued in reinvestment of distributions	568	17,255	914	26,645
Redeemed	(1,339)	(39,989)	(770)	(24,765)
	1,741	52,772	3,075	91,724
A Class/Shares Authorized	20,000,000		25,000,000
Sold	108,895	3,249,461	157,561	4,929,881
Issued in reinvestment of distributions	23,456	696,394	40,835	1,170,337
Redeemed	(106,911)	(3,133,904)	(123,527)	(3,893,895)
	25,440	811,951	74,869	2,206,323
C Class/Shares Authorized	20,000,000		25,000,000
Sold	41,379	1,195,441	53,142	1,594,597
Issued in reinvestment of distributions	10,826	308,984	19,578	545,053
Redeemed	(51,903)	(1,488,220)	(39,580)	(1,195,912)
	302	16,205	33,140	943,738
R Class/Shares Authorized	20,000,000		25,000,000
Sold	148,513	4,392,248	191,758	6,026,314
Issued in reinvestment of distributions	29,705	870,358	51,654	1,466,459
Redeemed	(138,739)	(4,119,501)	(102,289)	(3,179,945)
	39,479	1,143,105	141,123	4,312,828
Net increase (decrease)	(1,413,964)	$(42,618,561)	2,412,588	$62,410,541

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$984,567,632	$11,732,955	—
Temporary Cash Investments	15,548	3,971,000	—
	$984,583,180	$15,703,955	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,270,260	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,507	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $21,768,927.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $1,270,260 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $14,507 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $265,392 in net realized gain (loss) on foreign currency transactions and $1,524,329 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$68,608,105	$152,551,949

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$731,891,055
Gross tax appreciation of investments	$289,931,926
Gross tax depreciation of investments	(21,535,846)
Net tax appreciation (depreciation) of investments	268,396,080
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,245)
Net tax appreciation (depreciation)	$268,388,835
Undistributed ordinary income	—
Accumulated long-term gains	$79,400,756
Late-year ordinary loss deferral	$(227,301)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$32.53	(0.03)	0.08	0.05	—	(2.02)	(2.02)	$30.56	0.24%	1.00%	(0.09)%	49%	$971,588
2015	$34.71	(0.05)	2.71	2.66	—	(4.84)	(4.84)	$32.53	9.40%	1.00%	(0.15)%	43%	$1,082,419
2014	$35.63	(0.06)	3.64	3.58	—	(4.50)	(4.50)	$34.71	11.50%	1.00%	(0.18)%	56%	$1,079,950
2013	$30.44	0.12	7.22	7.34	(0.10)	(2.05)	(2.15)	$35.63	25.72%	1.00%	0.38%	60%	$1,081,599
2012	$28.06	0.01	3.08	3.09	—	(0.71)	(0.71)	$30.44	11.40%	1.00%	0.04%	55%	$961,562
Institutional Class
2016	$32.83	0.03	0.08	0.11	—	(2.02)	(2.02)	$30.92	0.46%	0.80%	0.11%	49%	$318
2015	$34.92	0.01	2.74	2.75	—	(4.84)	(4.84)	$32.83	9.60%	0.80%	0.05%	43%	$280
2014	$35.76	—(3)	3.66	3.66	—	(4.50)	(4.50)	$34.92	11.71%	0.80%	0.02%	56%	$191
2013	$30.50	0.16	7.26	7.42	(0.11)	(2.05)	(2.16)	$35.76	25.98%	0.80%	0.58%	60%	$110
2012	$28.06	0.09	3.06	3.15	—	(0.71)	(0.71)	$30.50	11.62%	0.80%	0.24%	55%	$61
A Class
2016	$32.15	(0.10)	0.07	(0.03)	—	(2.02)	(2.02)	$30.10	(0.02)%	1.25%	(0.34)%	49%	$10,743
2015	$34.44	(0.13)	2.68	2.55	—	(4.84)	(4.84)	$32.15	9.12%	1.25%	(0.40)%	43%	$10,657
2014	$35.47	(0.14)	3.61	3.47	—	(4.50)	(4.50)	$34.44	11.22%	1.25%	(0.43)%	56%	$8,837
2013	$30.36	0.04	7.19	7.23	(0.07)	(2.05)	(2.12)	$35.47	25.42%	1.25%	0.13%	60%	$8,517
2012	$28.05	(0.02)	3.04	3.02	—	(0.71)	(0.71)	$30.36	11.15%	1.25%	(0.21)%	55%	$11,334

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$31.02	(0.31)	0.06	(0.25)	—	(2.02)	(2.02)	$28.75	(0.77)%	2.00%	(1.09)%	49%	$4,324
2015	$33.62	(0.35)	2.59	2.24	—	(4.84)	(4.84)	$31.02	8.32%	2.00%	(1.15)%	43%	$4,656
2014	$34.96	(0.38)	3.54	3.16	—	(4.50)	(4.50)	$33.62	10.40%	2.00%	(1.18)%	56%	$3,932
2013	$30.11	(0.20)	7.11	6.91	(0.01)	(2.05)	(2.06)	$34.96	24.45%	2.00%	(0.62)%	60%	$3,321
2012	$28.03	(0.25)	3.04	2.79	—	(0.71)	(0.71)	$30.11	10.32%	2.00%	(0.96)%	55%	$1,993
R Class
2016	$31.77	(0.18)	0.08	(0.10)	—	(2.02)	(2.02)	$29.65	(0.25)%	1.50%	(0.59)%	49%	$13,809
2015	$34.16	(0.20)	2.65	2.45	—	(4.84)	(4.84)	$31.77	8.87%	1.50%	(0.65)%	43%	$13,544
2014	$35.30	(0.22)	3.58	3.36	—	(4.50)	(4.50)	$34.16	10.93%	1.50%	(0.68)%	56%	$9,743
2013	$30.27	(0.09)	7.22	7.13	(0.05)	(2.05)	(2.10)	$35.30	25.12%	1.50%	(0.12)%	60%	$5,828
2012	$28.04	(0.08)	3.02	2.94	—	(0.71)	(0.71)	$30.27	10.86%	1.50%	(0.46)%	55%	$864

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

31

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $68,608,105, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90973 1612

Annual Report

October 31, 2016

Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	TWBIX	3.14%	8.10%	5.52%	10/20/88
Blended Index	—	4.57%	9.33%	6.18%	—
S&P 500 Index	—	4.51%	13.55%	6.69%	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	4.37%	2.90%	4.64%	—
Institutional Class	ABINX	3.35%	8.32%	5.73%	5/1/00
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $17,129

Blended Index — $18,213

S&P 500 Index — $19,124

Bloomberg Barclays U.S. Aggregate Bond Index — $15,739

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.90%	0.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Manager: Claudia Musat

In May 2016, portfolio manager Bill Martin left the fund's management team.
In November 2016, Steven Rossi joins the fund's management team.

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 3.14%* for the 12 months ended October 31, 2016. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 4.57%. Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fixed-income portfolio provides exposure to the broad taxable U.S. investment-grade bond market. The purpose of the broad bond market exposure is to lessen the volatility of the equity portfolio, providing a more attractive overall risk-return profile for investors seeking portfolio growth with less volatility than pure equity market exposure typically provides. The total fund’s drivers of relative returns, however, are typically a function of the equity allocation; therefore, the performance attribution discussion focuses primarily on the equity segment.

Energy Stocks Leading Equity Detractors

The equity portion of Balanced advanced, but underperformed the 4.51% return of the S&P 500 Index. Stock selection in the energy sector was a main driver of underperformance, particularly choices among oil, gas, and consumable fuels holdings. Leading detractors included CVR Energy, a portfolio-only investment, which fell on overall sector declines as the price of oil trended downward during the first three months of the fiscal year. The petroleum refiner and nitrogen fertilizer manufacturer’s stock price came under further pressure following a larger-than-predicted fourth-quarter loss. An overweight position, relative to the benchmark, in Tesoro, another oil refiner, also weighed on sector results. The company’s low refining margins, which were attributed to unplanned downtime at its Los Angeles refinery, led to a fourth-quarter earnings miss. We eliminated our holding of CVR Energy as it no longer met the fund’s investment criteria. We also no longer hold Tesoro as its growth and sentiment scores declined significantly.

Industrials holdings also hampered relative performance. A portfolio-only position in Spirit AeroSystems detracted. The shares lost ground earlier in the reporting period amid concerns about weaker orders for parts used in Boeing’s 777 and Airbus aircrafts. The position was eliminated based on deterioration across most factors.

Security selection in the financials sector also detracted, largely as a result of positioning among banks and stock selection among insurance companies. A key individual detractor in the sector was an overweight in Legg Mason, a capital markets holding. The shares came under pressure after the asset manager reported a net fourth-quarter loss and announced several strategic acquisitions and agreements. The holding was subsequently liquidated. Elsewhere, an overweight in Gilead Sciences hurt performance. The biotechnology company’s shares moved steadily lower throughout much of the year amid election-related concerns about pricing practices at pharmaceutical and biotechnology companies. The share price decline was particularly acute when

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

the company’s first-quarter earnings fell short of expectations. Nevertheless, the company remains attractive due to its valuation and growth profiles and above-average quality score.

Information Technology Stocks Led Relative Equity Contributors

The leading contribution to relative results came from the information technology sector, thanks to positioning in the software, semiconductor, and IT services industries. A portfolio-only position in VMWare, a provider of virtualization infrastructure solutions, added value. The shares rallied after the company’s earnings and revenues repeatedly exceeded analyst estimates. Management also raised its full-year guidance. An overweight position in Applied Materials also benefited sector results. The semiconductor maker beat earnings-per-share estimates in its second and third fiscal quarters. Management also provided an upbeat outlook. We continue to favor both stocks based on their attractive measures across all profiles.

Strong stock selection in the materials sector also benefited relative performance within Balanced’s equity allocation. In metals and mining, Newmont Mining was a top contributor. The gold and silver miner benefited from rising precious metals prices. A portfolio-only holding in Cabot, a specialty chemicals manufacturer, also contributed meaningfully to relative performance. In the reporting period’s first half, the company benefited from the commodity rally that lifted many materials stocks, and ultimately reported higher-than-expected fourth-quarter earnings. We maintain our positioning in Newmont due to its strong quality, sentiment, and growth scores. Similarly, we continue to favor Cabot due to strength across all factors.

Bonds Performed Well as Yields Reached Record Lows

During the period, fixed-income investments generally produced solid advances, as uncertain economic growth, strong investor demand for yield, and anxiety in the wake of the Brexit vote combined to send long-term U.S. Treasury yields to record lows. However, a stronger U.S. economy and increasing likelihood of Federal Reserve interest rate increases meant bond yields reversed course and rose late in the reporting period. High-yield and investment-grade corporate bonds performed best, while mortgage-backed securities saw their returns limited by the volatility in interest rates. In this environment, the fixed-income portion of Balanced Fund advanced and performed in line with its benchmark’s return of 4.37%. The leading contributions to performance relative to the bond index were positioning among corporate securities and an underweight to mortgage-backed bonds.

Outlook

The U.S. continues to enjoy modest but positive economic growth with comparatively tame inflation, solid job market, and low interest rates. The outlook has improved from earlier this year when the energy sector was contracting, but the U.S. economy continues to be most dependent for growth on the service sector and consumer spending. Questions still linger in the corporate sector, where earnings have contracted since their 2014 peak, while capital spending is still subdued as businesses remain cautious. Overall, global monetary policy remains very stimulative, with rates at record low levels, though in the U.S., the Federal Reserve actually raised interest rates during December 2015 for the first time in seven years. Nevertheless, the pace and magnitude of future rate hikes remains uncertain given the prevailing global economic uncertainty. Regardless of economic and market conditions, investors should be assured that we continue to adhere to our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio. We believe this approach can be particularly beneficial during periods of volatility, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

OCTOBER 31, 2016
Top Ten Common Stocks	% of net assets
Microsoft Corp.	2.1%
Alphabet, Inc., Class A	2.0%
Apple, Inc.	2.0%
Facebook, Inc., Class A	1.5%
Amazon.com, Inc.	1.5%
Procter & Gamble Co. (The)	1.3%
Exxon Mobil Corp.	1.1%
PepsiCo, Inc.	1.0%
Merck & Co., Inc.	1.0%
Intel Corp.	1.0%

Top Five Common Stocks Industries	% of net assets
Software	4.3%
Internet Software and Services	3.5%
Biotechnology	3.0%
Health Care Equipment and Supplies	3.0%
Semiconductors and Semiconductor Equipment	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	59.4%
U.S. Treasury Securities	12.6%
Corporate Bonds	12.4%
U.S. Government Agency Mortgage-Backed Securities	9.8%
Commercial Mortgage-Backed Securities	2.0%
Collateralized Mortgage Obligations	1.9%
Asset-Backed Securities	1.6%
U.S. Government Agency Securities	0.9%
Sovereign Governments and Agencies	0.8%
Municipal Securities	0.5%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(3.5)%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.7 years
Average Duration (effective)	5.8 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.30	$4.60	0.90%
Institutional Class	$1,000	$1,032.40	$3.58	0.70%
Hypothetical
Investor Class	$1,000	$1,020.61	$4.57	0.90%
Institutional Class	$1,000	$1,021.62	$3.56	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2016

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.4%
Aerospace and Defense — 1.1%
Boeing Co. (The)	48,463	$6,902,585
Raytheon Co.	15,755	2,152,291
		9,054,876
Airlines — 1.0%
Hawaiian Holdings, Inc.(1)	24,950	1,123,374
JetBlue Airways Corp.(1)	209,887	3,668,825
United Continental Holdings, Inc.(1)	57,828	3,251,668
		8,043,867
Auto Components — 0.5%
Drew Industries, Inc.	4,090	366,259
Lear Corp.	32,152	3,947,623
		4,313,882
Automobiles — 0.4%
Ford Motor Co.	286,219	3,360,211
Banks — 1.9%
BB&T Corp.	51,241	2,008,647
Citigroup, Inc.	158,264	7,778,676
JPMorgan Chase & Co.	38,081	2,637,490
U.S. Bancorp	24,300	1,087,668
Wells Fargo & Co.	38,452	1,769,176
		15,281,657
Beverages — 1.1%
Coca-Cola Co. (The)	11,769	499,006
PepsiCo, Inc.	77,467	8,304,462
		8,803,468
Biotechnology — 3.0%
AbbVie, Inc.	103,282	5,761,070
Amgen, Inc.	48,537	6,851,483
Biogen, Inc.(1)	19,734	5,529,072
Celgene Corp.(1)	8,869	906,234
Gilead Sciences, Inc.	70,542	5,194,008
		24,241,867
Building Products — 0.7%
Masonite International Corp.(1)	3,847	218,894
Owens Corning	87,450	4,265,811
USG Corp.(1)	51,503	1,296,846
		5,781,551
Capital Markets — 1.0%
Eaton Vance Corp.	92,130	3,230,078
Evercore Partners, Inc., Class A	17,432	936,970
Goldman Sachs Group, Inc. (The)	12,799	2,281,294

	Shares/ Principal Amount	Value
Morgan Stanley	16,665	$559,444
State Street Corp.	16,910	1,187,251
		8,195,037
Chemicals — 2.0%
Air Products & Chemicals, Inc.	36,646	4,889,309
Cabot Corp.	79,424	4,141,167
Celanese Corp.	9,545	696,022
Dow Chemical Co. (The)	99,652	5,362,274
E.I. du Pont de Nemours & Co.	21,321	1,466,672
		16,555,444
Communications Equipment — 0.6%
Cisco Systems, Inc.	153,002	4,694,101
Construction and Engineering — 0.1%
AECOM(1)	20,090	559,506
Consumer Finance — 0.4%
American Express Co.	41,578	2,761,611
Synchrony Financial	16,453	470,391
		3,232,002
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	21,469	3,097,977
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	148,557	5,465,412
Verizon Communications, Inc.	32,302	1,553,726
		7,019,138
Electrical Equipment — 0.3%
Eaton Corp. plc	36,623	2,335,449
Energy Equipment and Services — 1.4%
Baker Hughes, Inc.	87,425	4,843,345
Dril-Quip, Inc.(1)	33,613	1,596,617
FMC Technologies, Inc.(1)	132,896	4,288,554
Rowan Cos. plc	30,784	408,504
		11,137,020
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	42,203	4,945,770
Lamar Advertising Co., Class A	6,296	399,481
WP Carey, Inc.	24,335	1,478,108
		6,823,359
Food and Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	98,295	6,882,616
Walgreens Boots Alliance, Inc.	47,462	3,926,531
		10,809,147
Food Products — 1.5%
General Mills, Inc.	11,994	743,388
Hormel Foods Corp.	111,541	4,294,328
Ingredion, Inc.	19,370	2,540,763
Tyson Foods, Inc., Class A	62,674	4,440,453
		12,018,932

	Shares/ Principal Amount	Value
Gas Utilities — 0.5%
ONE Gas, Inc.	30,894	$1,893,184
Southwest Gas Corp.	29,806	2,159,743
		4,052,927
Health Care Equipment and Supplies — 3.0%
Becton Dickinson and Co.	27,034	4,539,279
C.R. Bard, Inc.	19,301	4,182,141
Danaher Corp.	53,276	4,184,830
Hologic, Inc.(1)	40,267	1,450,015
Medtronic plc	81,007	6,644,194
ResMed, Inc.	7,167	428,371
Zimmer Biomet Holdings, Inc.	25,013	2,636,370
		24,065,200
Health Care Providers and Services — 0.3%
UnitedHealth Group, Inc.	16,414	2,319,791
Health Care Technology — 0.2%
Cerner Corp.(1)	33,768	1,978,129
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	45,450	2,231,595
Darden Restaurants, Inc.	65,931	4,271,669
		6,503,264
Household Durables — 0.3%
Whirlpool Corp.	13,820	2,070,512
Household Products — 2.5%
Church & Dwight Co., Inc.	26,398	1,273,968
Energizer Holdings, Inc.	12,289	571,561
Kimberly-Clark Corp.	39,696	4,541,619
Procter & Gamble Co. (The)	121,183	10,518,684
Spectrum Brands Holdings, Inc.	23,077	3,120,934
		20,026,766
Industrial Conglomerates — 1.6%
3M Co.	36,831	6,088,164
Carlisle Cos., Inc.	36,707	3,848,729
General Electric Co.	111,881	3,255,737
		13,192,630
Insurance — 2.1%
Aflac, Inc.	61,787	4,255,271
AmTrust Financial Services, Inc.	28,019	739,421
Aon plc	972	107,727
Hanover Insurance Group, Inc. (The)	10,536	802,738
Primerica, Inc.	29,069	1,590,074
Principal Financial Group, Inc.	75,620	4,128,852
Reinsurance Group of America, Inc.	28,665	3,091,807
Validus Holdings Ltd.	45,511	2,325,612
		17,041,502
Internet and Direct Marketing Retail — 1.5%
Amazon.com, Inc.(1)	15,007	11,852,829

	Shares/ Principal Amount	Value
Internet Software and Services — 3.5%
Alphabet, Inc., Class A(1)	20,516	$16,615,909
Facebook, Inc., Class A(1)	90,884	11,904,895
		28,520,804
IT Services — 0.9%
International Business Machines Corp.	48,015	7,379,425
Leisure Products — 0.7%
Brunswick Corp.	52,689	2,291,971
Hasbro, Inc.	45,594	3,802,996
		6,094,967
Life Sciences Tools and Services — 0.6%
Thermo Fisher Scientific, Inc.	34,557	5,080,916
Machinery — 2.4%
Cummins, Inc.	7,858	1,004,410
Fortive Corp.	10,382	530,001
Ingersoll-Rand plc	65,044	4,376,811
PACCAR, Inc.	8,598	472,202
Parker-Hannifin Corp.	4,346	533,472
Snap-on, Inc.	25,771	3,971,311
Stanley Black & Decker, Inc.	37,722	4,294,272
Timken Co. (The)	18,107	598,436
Toro Co. (The)	71,874	3,441,327
		19,222,242
Media — 0.5%
Omnicom Group, Inc.	28,085	2,241,745
Time Warner, Inc.	21,306	1,896,021
		4,137,766
Metals and Mining — 1.2%
Barrick Gold Corp.	233,164	4,101,355
Newmont Mining Corp.	13,118	485,891
Nucor Corp.	85,642	4,183,612
Reliance Steel & Aluminum Co.	15,343	1,055,291
		9,826,149
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc., Class A	18,633	562,717
Multiline Retail — 0.6%
Target Corp.	66,908	4,598,587
Oil, Gas and Consumable Fuels — 2.4%
Apache Corp.	12,491	742,965
Chevron Corp.	49,266	5,160,614
Exxon Mobil Corp.	107,917	8,991,644
Kinder Morgan, Inc.	146,129	2,985,415
World Fuel Services Corp.	50,209	2,020,912
		19,901,550
Personal Products†
Nu Skin Enterprises, Inc., Class A	5,949	366,756

	Shares/ Principal Amount	Value
Pharmaceuticals — 2.6%
Johnson & Johnson	42,424	$4,920,760
Merck & Co., Inc.	138,643	8,141,117
Mylan NV(1)	92,388	3,372,162
Pfizer, Inc.	155,890	4,943,272
		21,377,311
Professional Services†
FTI Consulting, Inc.(1)	7,997	311,563
Real Estate Management and Development — 0.1%
Realogy Holdings Corp.	37,783	864,853
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	183,360	5,332,109
Broadcom Ltd.	3,393	577,760
Intel Corp.	227,861	7,945,513
Lam Research Corp.	3,509	339,882
NVIDIA Corp.	29,379	2,090,610
QUALCOMM, Inc.	95,573	6,567,776
		22,853,650
Software — 4.3%
Adobe Systems, Inc.(1)	56,171	6,038,944
Microsoft Corp.	280,431	16,803,425
Oracle Corp.	173,821	6,678,203
Synopsys, Inc.(1)	10,692	634,143
VMware, Inc., Class A(1)	58,401	4,590,319
		34,745,034
Specialty Retail — 0.7%
Best Buy Co., Inc.	120,601	4,692,585
Urban Outfitters, Inc.(1)	24,729	827,185
		5,519,770
Technology Hardware, Storage and Peripherals — 2.4%
Apple, Inc.	141,404	16,055,010
HP, Inc.	255,945	3,708,643
		19,763,653
Thrifts and Mortgage Finance — 0.4%
Essent Group Ltd.(1)	128,982	3,410,284
Tobacco†
Philip Morris International, Inc.	2,380	229,527
TOTAL COMMON STOCKS (Cost $412,976,085)		483,229,565
U.S. TREASURY SECURITIES — 12.6%
U.S. Treasury Bonds, 3.50%, 2/15/39	$1,400,000	1,667,641
U.S. Treasury Bonds, 4.375%, 11/15/39	1,500,000	2,012,988
U.S. Treasury Bonds, 4.375%, 5/15/41	1,850,000	2,495,006
U.S. Treasury Bonds, 3.125%, 11/15/41	1,500,000	1,670,333
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	2,265,412
U.S. Treasury Bonds, 2.875%, 5/15/43	1,970,000	2,094,433
U.S. Treasury Bonds, 3.125%, 8/15/44	1,830,000	2,038,519

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.00%, 11/15/44	$1,580,000	$1,718,558
U.S. Treasury Bonds, 2.50%, 2/15/45	3,470,000	3,414,494
U.S. Treasury Notes, 0.75%, 10/31/17	1,500,000	1,500,732
U.S. Treasury Notes, 1.875%, 10/31/17	2,400,000	2,427,984
U.S. Treasury Notes, 0.875%, 1/31/18	3,400,000	3,406,242
U.S. Treasury Notes, 1.00%, 3/15/18	7,150,000	7,173,180
U.S. Treasury Notes, 0.75%, 4/15/18	1,200,000	1,199,508
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	898,550
U.S. Treasury Notes, 1.375%, 7/31/18(2)	1,130,000	1,140,483
U.S. Treasury Notes, 1.25%, 10/31/18	2,350,000	2,367,258
U.S. Treasury Notes, 1.25%, 11/30/18	3,100,000	3,122,646
U.S. Treasury Notes, 1.375%, 11/30/18	200,000	201,984
U.S. Treasury Notes, 1.50%, 2/28/19	3,000,000	3,039,726
U.S. Treasury Notes, 1.625%, 7/31/19	2,800,000	2,849,655
U.S. Treasury Notes, 1.625%, 8/31/19	8,350,000	8,499,716
U.S. Treasury Notes, 1.75%, 9/30/19	3,000,000	3,065,157
U.S. Treasury Notes, 1.50%, 10/31/19	5,650,000	5,731,439
U.S. Treasury Notes, 1.50%, 11/30/19	2,600,000	2,637,427
U.S. Treasury Notes, 1.625%, 12/31/19	950,000	967,126
U.S. Treasury Notes, 1.375%, 3/31/20	2,950,000	2,977,715
U.S. Treasury Notes, 1.375%, 4/30/20	1,500,000	1,513,712
U.S. Treasury Notes, 1.625%, 6/30/20	2,350,000	2,390,575
U.S. Treasury Notes, 1.75%, 12/31/20	600,000	612,469
U.S. Treasury Notes, 2.25%, 4/30/21	5,900,000	6,147,523
U.S. Treasury Notes, 2.00%, 10/31/21	11,000,000	11,340,956
U.S. Treasury Notes, 1.50%, 2/28/23	2,100,000	2,093,643
U.S. Treasury Notes, 1.375%, 6/30/23	1,580,000	1,559,541
U.S. Treasury Notes, 1.375%, 8/31/23	2,350,000	2,316,310
U.S. Treasury Notes, 2.25%, 11/15/25	2,000,000	2,075,546
TOTAL U.S. TREASURY SECURITIES (Cost $100,084,583)		102,634,187
CORPORATE BONDS — 12.4%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	190,000	192,625
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	269,897
Lockheed Martin Corp., 3.80%, 3/1/45	80,000	79,682
United Technologies Corp., 6.05%, 6/1/36	250,000	325,634
United Technologies Corp., 3.75%, 11/1/46(3)	100,000	99,350
		967,188
Auto Components — 0.1%
Schaeffler Finance BV, 4.25%, 5/15/21(4)	200,000	206,250
ZF North America Capital, Inc., 4.00%, 4/29/20(4)	150,000	158,438
		364,688
Automobiles — 0.4%
American Honda Finance Corp., 1.50%, 9/11/17(4)	70,000	70,301
American Honda Finance Corp., 2.125%, 10/10/18	150,000	152,349
Daimler Finance North America LLC, 1.875%, 1/11/18(4)	210,000	211,076

		Shares/ Principal Amount	Value
Ford Motor Credit Co. LLC, 2.15%, 1/9/18		$200,000	$200,883
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		400,000	418,872
Ford Motor Credit Co. LLC, 8.125%, 1/15/20		150,000	176,204
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		440,000	499,662
General Motors Co., 5.00%, 4/1/35		210,000	214,038
General Motors Financial Co., Inc., 3.25%, 5/15/18		350,000	356,364
General Motors Financial Co., Inc., 3.10%, 1/15/19		110,000	112,014
General Motors Financial Co., Inc., 3.20%, 7/6/21		140,000	141,597
General Motors Financial Co., Inc., 5.25%, 3/1/26		260,000	283,785
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(4)		150,000	153,188
			2,990,333
Banks — 1.9%
Bank of America Corp., 5.75%, 12/1/17		360,000	376,127
Bank of America Corp., 5.70%, 1/24/22		220,000	254,466
Bank of America Corp., 4.10%, 7/24/23		70,000	75,376
Bank of America Corp., MTN, 5.625%, 7/1/20		110,000	123,232
Bank of America Corp., MTN, 4.00%, 4/1/24		420,000	449,624
Bank of America Corp., MTN, 4.20%, 8/26/24		380,000	397,673
Bank of America Corp., MTN, 4.00%, 1/22/25		300,000	309,112
Bank of America Corp., MTN, 5.00%, 1/21/44		110,000	126,579
Bank of America N.A., 5.30%, 3/15/17		870,000	882,691
Barclays Bank plc, 5.14%, 10/14/20		200,000	215,760
Barclays plc, 4.375%, 1/12/26		200,000	206,206
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	600,000	643,984
BPCE SA, 5.15%, 7/21/24(4)		$200,000	211,142
Branch Banking & Trust Co., 3.625%, 9/16/25		113,000	119,394
Branch Banking & Trust Co., 3.80%, 10/30/26		130,000	139,403
Capital One Financial Corp., 4.20%, 10/29/25		445,000	463,121
Capital One N.A., 2.35%, 8/17/18		250,000	252,916
Citigroup, Inc., 1.75%, 5/1/18		710,000	710,991
Citigroup, Inc., 4.05%, 7/30/22		70,000	74,091
Citigroup, Inc., 3.20%, 10/21/26		125,000	124,919
Citigroup, Inc., 4.45%, 9/29/27		1,040,000	1,098,639
Commerzbank AG, 8.125%, 9/19/23(4)		200,000	230,670
Cooperatieve Rabobank UA, 3.875%, 2/8/22		430,000	466,779
Danske Bank A/S, MTN, VRN, 2.75%, 5/19/21	EUR	400,000	468,836
Fifth Third Bancorp, 4.30%, 1/16/24		$110,000	117,797
Fifth Third Bank, 2.875%, 10/1/21		250,000	259,522
HBOS plc, MTN, 6.75%, 5/21/18(4)		300,000	319,722
Huntington Bancshares, Inc., 2.30%, 1/14/22		260,000	258,091
Intesa Sanpaolo SpA, 5.02%, 6/26/24(4)		230,000	213,838
JPMorgan Chase & Co., 2.55%, 3/1/21		420,000	426,710
JPMorgan Chase & Co., 4.625%, 5/10/21		460,000	506,755
JPMorgan Chase & Co., 3.25%, 9/23/22		220,000	228,958
JPMorgan Chase & Co., 3.875%, 9/10/24		370,000	387,211
JPMorgan Chase & Co., 3.125%, 1/23/25		570,000	576,447
JPMorgan Chase & Co., 4.95%, 6/1/45		100,000	110,268

		Shares/ Principal Amount	Value
KeyCorp, MTN, 2.30%, 12/13/18		$220,000	$222,961
KFW, 2.00%, 10/4/22		300,000	305,246
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		120,000	126,884
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	600,000	651,146
SunTrust Bank, 3.30%, 5/15/26		$200,000	202,044
U.S. Bancorp, MTN, 3.00%, 3/15/22		110,000	115,498
U.S. Bancorp, MTN, 3.60%, 9/11/24		330,000	350,459
Wells Fargo & Co., 4.125%, 8/15/23		200,000	213,588
Wells Fargo & Co., 3.00%, 4/22/26		450,000	448,298
Wells Fargo & Co., MTN, 2.60%, 7/22/20		320,000	326,314
Wells Fargo & Co., MTN, 3.55%, 9/29/25		160,000	166,326
Wells Fargo & Co., MTN, 4.10%, 6/3/26		210,000	221,058
Wells Fargo & Co., MTN, 4.65%, 11/4/44		200,000	207,421
			15,384,293
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		310,000	324,635
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		250,000	263,652
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		370,000	425,485
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		390,000	441,122
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		360,000	364,532
Molson Coors Brewing Co., 3.00%, 7/15/26		140,000	139,134
			1,958,560
Biotechnology — 0.4%
AbbVie, Inc., 1.75%, 11/6/17		300,000	301,149
AbbVie, Inc., 2.90%, 11/6/22		220,000	222,751
AbbVie, Inc., 3.60%, 5/14/25		120,000	122,393
AbbVie, Inc., 4.40%, 11/6/42		240,000	236,177
AbbVie, Inc., 4.45%, 5/14/46		40,000	39,947
Amgen, Inc., 4.66%, 6/15/51(4)		289,000	297,155
Biogen, Inc., 3.625%, 9/15/22		370,000	394,921
Celgene Corp., 3.25%, 8/15/22		190,000	197,615
Celgene Corp., 3.625%, 5/15/24		300,000	309,739
Celgene Corp., 3.875%, 8/15/25		190,000	200,004
Gilead Sciences, Inc., 4.40%, 12/1/21		310,000	343,554
Gilead Sciences, Inc., 3.65%, 3/1/26		580,000	608,937
			3,274,342
Building Products†
Masco Corp., 4.45%, 4/1/25		170,000	178,288
Capital Markets†
Jefferies Group LLC, 5.125%, 4/13/18		110,000	114,601
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22		160,000	165,899
Dow Chemical Co. (The), 4.25%, 11/15/20		62,000	66,890
Eastman Chemical Co., 3.60%, 8/15/22		198,000	208,613
Ecolab, Inc., 4.35%, 12/8/21		250,000	278,733
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	213,862
LyondellBasell Industries NV, 4.625%, 2/26/55		140,000	133,377

		Shares/ Principal Amount	Value
Mosaic Co. (The), 5.625%, 11/15/43		$120,000	$121,329
			1,188,703
Commercial Services and Supplies — 0.1%
Covanta Holding Corp., 5.875%, 3/1/24		150,000	146,625
Pitney Bowes, Inc., 4.625%, 3/15/24		110,000	113,374
Republic Services, Inc., 3.55%, 6/1/22		220,000	235,222
Waste Management, Inc., 4.10%, 3/1/45		150,000	159,121
			654,342
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39		130,000	170,745
Construction Materials†
Owens Corning, 4.20%, 12/15/22		160,000	170,124
Consumer Finance — 0.5%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		250,000	260,020
American Express Co., 1.55%, 5/22/18		220,000	220,528
American Express Credit Corp., 2.60%, 9/14/20		115,000	117,723
American Express Credit Corp., MTN, 2.25%, 5/5/21		250,000	252,691
Capital One Bank USA N.A., 2.30%, 6/5/19		250,000	252,720
Capital One Bank USA N.A., 3.375%, 2/15/23		250,000	255,798
CIT Group, Inc., 4.25%, 8/15/17		470,000	476,604
CIT Group, Inc., 5.00%, 8/15/22		90,000	96,550
Discover Bank, 2.00%, 2/21/18		250,000	250,887
Discover Bank, 3.45%, 7/27/26		250,000	250,792
Equifax, Inc., 3.30%, 12/15/22		140,000	145,933
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		150,000	160,688
PNC Bank N.A., 6.00%, 12/7/17		290,000	303,919
PNC Bank N.A., 1.95%, 3/4/19		300,000	302,777
Synchrony Financial, 2.60%, 1/15/19		160,000	161,992
Synchrony Financial, 3.00%, 8/15/19		90,000	92,032
			3,601,654
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23		180,000	182,745
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		250,000	257,500
WestRock RKT Co., 3.50%, 3/1/20		140,000	145,422
WestRock RKT Co., 4.00%, 3/1/23		240,000	252,506
			838,173
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		110,000	110,987
George Washington University (The), 3.55%, 9/15/46		115,000	107,315
			218,302
Diversified Financial Services — 1.1%
Ally Financial, Inc., 2.75%, 1/30/17		340,000	340,206
Ally Financial, Inc., 3.50%, 1/27/19		50,000	50,125
BNP Paribas SA, 4.375%, 9/28/25(4)		200,000	205,791
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	500,000	565,934

	Shares/ Principal Amount	Value
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21(4)	$280,000	$285,503
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	694,000	708,544
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	330,000	333,142
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	530,000	540,974
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	532,526
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	300,000	320,428
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	160,000	164,436
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	130,000	136,323
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	260,000	329,185
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	100,000	108,566
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	110,000	121,503
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	220,000	240,853
HSBC Holdings plc, 2.95%, 5/25/21	200,000	203,194
HSBC Holdings plc, 4.30%, 3/8/26	200,000	213,311
Morgan Stanley, 5.00%, 11/24/25	610,000	676,234
Morgan Stanley, MTN, 6.625%, 4/1/18	690,000	736,958
Morgan Stanley, MTN, 5.625%, 9/23/19	870,000	958,374
Morgan Stanley, MTN, 2.50%, 4/21/21	200,000	201,656
Morgan Stanley, MTN, 3.70%, 10/23/24	300,000	314,914
Morgan Stanley, MTN, 3.125%, 7/27/26	70,000	70,005
S&P Global, Inc., 3.30%, 8/14/20	120,000	125,160
UBS Group Funding Jersey Ltd., 2.65%, 2/1/22(4)	200,000	199,524
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(4)	200,000	208,850
		8,892,219
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21	250,000	275,119
AT&T, Inc., 3.60%, 2/17/23	200,000	206,282
AT&T, Inc., 4.45%, 4/1/24	120,000	129,985
AT&T, Inc., 3.40%, 5/15/25	890,000	887,297
AT&T, Inc., 6.55%, 2/15/39	287,000	342,101
AT&T, Inc., 4.30%, 12/15/42	130,000	120,263
British Telecommunications plc, 5.95%, 1/15/18	480,000	505,775
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	140,000	151,900
Frontier Communications Corp., 8.50%, 4/15/20	150,000	160,688
Orange SA, 4.125%, 9/14/21	210,000	230,314
Orange SA, 5.50%, 2/6/44	80,000	98,134
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	112,752
Verizon Communications, Inc., 2.45%, 11/1/22	130,000	130,204
Verizon Communications, Inc., 5.15%, 9/15/23	350,000	400,317
Verizon Communications, Inc., 2.625%, 8/15/26	160,000	153,832
Verizon Communications, Inc., 5.05%, 3/15/34	570,000	620,801
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	157,203
Verizon Communications, Inc., 4.86%, 8/21/46	250,000	264,772
Verizon Communications, Inc., 5.01%, 8/21/54	199,000	206,625
		5,154,364

	Shares/ Principal Amount	Value
Energy Equipment and Services†
Ensco plc, 5.20%, 3/15/25	$100,000	$81,910
Halliburton Co., 3.80%, 11/15/25	220,000	229,380
		311,290
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	130,000	143,204
American Tower Corp., 3.375%, 10/15/26	170,000	169,429
AvalonBay Communities, Inc., MTN, 2.90%, 10/15/26	150,000	148,596
Boston Properties LP, 3.65%, 2/1/26	100,000	103,740
Crown Castle International Corp., 5.25%, 1/15/23	180,000	201,809
Crown Castle International Corp., 4.45%, 2/15/26	40,000	43,430
DDR Corp., 4.75%, 4/15/18	230,000	238,238
DDR Corp., 3.625%, 2/1/25	150,000	150,792
Essex Portfolio LP, 3.625%, 8/15/22	150,000	158,103
Essex Portfolio LP, 3.25%, 5/1/23	50,000	51,121
Hospitality Properties Trust, 4.65%, 3/15/24	450,000	460,336
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	100,864
Kilroy Realty LP, 3.80%, 1/15/23	140,000	144,870
Kimco Realty Corp., 2.80%, 10/1/26	240,000	234,971
Ventas Realty LP, 4.125%, 1/15/26	100,000	106,715
Welltower, Inc., 3.75%, 3/15/23	130,000	135,752
		2,591,970
Food and Staples Retailing — 0.3%
CVS Health Corp., 3.50%, 7/20/22	220,000	232,773
CVS Health Corp., 2.75%, 12/1/22	170,000	173,173
CVS Health Corp., 5.125%, 7/20/45	160,000	187,006
Dollar General Corp., 3.25%, 4/15/23	260,000	266,295
Kroger Co. (The), 3.30%, 1/15/21	330,000	346,365
Kroger Co. (The), 3.875%, 10/15/46	150,000	144,158
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(4)	350,000	349,022
Sysco Corp., 3.30%, 7/15/26	100,000	102,206
Target Corp., 2.50%, 4/15/26	210,000	209,276
Wal-Mart Stores, Inc., 5.625%, 4/15/41	110,000	145,514
Wal-Mart Stores, Inc., 4.30%, 4/22/44	390,000	439,133
		2,594,921
Food Products — 0.1%
Kraft Heinz Foods Co., 3.95%, 7/15/25	100,000	107,146
Kraft Heinz Foods Co., 5.00%, 6/4/42	220,000	244,852
Kraft Heinz Foods Co., 5.20%, 7/15/45	140,000	159,056
Kraft Heinz Foods Co., 4.375%, 6/1/46	120,000	121,396
Tyson Foods, Inc., 4.50%, 6/15/22	180,000	197,653
		830,103
Gas Utilities — 0.6%
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	138,117
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	108,480
Enbridge, Inc., 4.00%, 10/1/23	140,000	143,676

	Shares/ Principal Amount	Value
Enbridge, Inc., 4.50%, 6/10/44	$120,000	$111,855
Energy Transfer Equity LP, 7.50%, 10/15/20	150,000	164,250
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	208,899
Energy Transfer Partners LP, 3.60%, 2/1/23	160,000	159,801
Energy Transfer Partners LP, 4.90%, 3/15/35	70,000	65,904
Energy Transfer Partners LP, 6.50%, 2/1/42	180,000	191,339
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	467,579
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	140,000	147,805
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	210,000	235,772
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	170,000	185,823
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	229,087
Kinder Morgan, Inc., 4.30%, 6/1/25	80,000	83,425
Kinder Morgan, Inc., 5.55%, 6/1/45	150,000	155,772
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	112,056
MPLX LP, 4.875%, 12/1/24	130,000	136,229
MPLX LP, 4.875%, 6/1/25	280,000	292,698
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	310,000	319,560
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	331,746
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	100,000	101,549
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	48,625
Williams Cos., Inc. (The), 5.75%, 6/24/44	90,000	92,419
Williams Partners LP, 4.125%, 11/15/20	200,000	208,891
Williams Partners LP, 5.40%, 3/4/44	240,000	239,698
		4,681,055
Health Care Equipment and Supplies — 0.3%
Becton Dickinson and Co., 3.73%, 12/15/24	360,000	384,525
Medtronic, Inc., 2.50%, 3/15/20	130,000	133,507
Medtronic, Inc., 3.50%, 3/15/25	230,000	244,409
Medtronic, Inc., 4.375%, 3/15/35	360,000	396,003
St. Jude Medical, Inc., 2.00%, 9/15/18	110,000	111,040
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	158,998
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	148,000	155,056
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	130,000	128,087
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	110,000	130,508
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120,000	122,124
		1,964,257
Health Care Providers and Services — 0.2%
Aetna, Inc., 2.75%, 11/15/22	130,000	132,734
Aetna, Inc., 4.375%, 6/15/46	120,000	122,116
Ascension Health, 3.95%, 11/15/46	40,000	41,845
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	49,000	48,392
Express Scripts Holding Co., 3.40%, 3/1/27	80,000	78,746
HCA, Inc., 3.75%, 3/15/19	310,000	317,750
Mylan NV, 3.95%, 6/15/26(4)	130,000	129,977
NYU Hospitals Center, 4.43%, 7/1/42	90,000	92,932
UnitedHealth Group, Inc., 2.875%, 12/15/21	230,000	239,640

		Shares/ Principal Amount	Value
UnitedHealth Group, Inc., 2.875%, 3/15/22		$310,000	$322,090
UnitedHealth Group, Inc., 3.75%, 7/15/25		210,000	227,039
Universal Health Services, Inc., 4.75%, 8/1/22(4)		130,000	133,835
			1,887,096
Hotels, Restaurants and Leisure — 0.1%
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(4)		170,000	171,275
McDonald's Corp., MTN, 3.25%, 6/10/24		100,000	105,593
McDonald's Corp., MTN, 3.375%, 5/26/25		80,000	82,883
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		160,000	175,800
Wyndham Worldwide Corp., 2.95%, 3/1/17		110,000	110,484
			646,035
Household Durables — 0.2%
D.R. Horton, Inc., 3.625%, 2/15/18		270,000	275,062
D.R. Horton, Inc., 5.75%, 8/15/23		110,000	122,858
Lennar Corp., 4.75%, 12/15/17		210,000	215,250
Lennar Corp., 4.75%, 4/1/21		152,000	161,786
Lennar Corp., 4.75%, 5/30/25		40,000	40,800
M.D.C. Holdings, Inc., 5.50%, 1/15/24		140,000	148,050
Newell Brands, Inc., 4.20%, 4/1/26		110,000	118,993
Newell Brands, Inc., 5.50%, 4/1/46		260,000	307,378
Toll Brothers Finance Corp., 6.75%, 11/1/19		100,000	112,750
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		100,000	102,750
			1,605,677
Industrial Conglomerates — 0.1%
General Electric Co., 2.70%, 10/9/22		210,000	217,184
General Electric Co., 4.125%, 10/9/42		180,000	191,735
General Electric Co., MTN, 4.375%, 9/16/20		250,000	275,007
General Electric Co., MTN, 4.65%, 10/17/21		120,000	136,085
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		170,000	178,527
			998,538
Insurance — 0.7%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19		150,000	154,302
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	600,000	767,626
Allstate Corp. (The), VRN, 5.75%, 8/15/23		$90,000	96,712
American International Group, Inc., 4.125%, 2/15/24		550,000	592,636
American International Group, Inc., 4.50%, 7/16/44		120,000	122,653
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		140,000	154,096
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		90,000	94,573
Berkshire Hathaway, Inc., 4.50%, 2/11/43		220,000	249,346
Chubb INA Holdings, Inc., 3.15%, 3/15/25		280,000	290,983
Chubb INA Holdings, Inc., 3.35%, 5/3/26		110,000	115,774
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	300,000	330,031
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$50,000	58,553
International Lease Finance Corp., 6.25%, 5/15/19		100,000	108,500
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)		60,000	67,347

	Shares/ Principal Amount	Value
Liberty Mutual Group, Inc., 4.85%, 8/1/44(4)	$210,000	$218,136
Lincoln National Corp., 6.25%, 2/15/20	50,000	56,265
Markel Corp., 4.90%, 7/1/22	190,000	208,822
Markel Corp., 3.625%, 3/30/23	100,000	102,557
MetLife, Inc., 4.125%, 8/13/42	110,000	110,556
MetLife, Inc., 4.875%, 11/13/43	110,000	121,385
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)	200,000	206,087
Principal Financial Group, Inc., 3.30%, 9/15/22	70,000	72,192
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	70,000	78,030
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	370,000	444,755
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(4)	120,000	124,731
Travelers Cos., Inc. (The), 4.30%, 8/25/45	60,000	66,714
Voya Financial, Inc., 5.70%, 7/15/43	160,000	176,199
WR Berkley Corp., 4.625%, 3/15/22	130,000	141,578
WR Berkley Corp., 4.75%, 8/1/44	90,000	94,555
		5,425,694
IT Services — 0.1%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	150,000	150,196
Fidelity National Information Services, Inc., 3.50%, 4/15/23	110,000	114,724
Fidelity National Information Services, Inc., 3.00%, 8/15/26	200,000	195,608
Xerox Corp., 2.95%, 3/15/17	80,000	80,473
		541,001
Machinery†
Oshkosh Corp., 5.375%, 3/1/22	290,000	304,865
Media — 0.8%
21st Century Fox America, Inc., 3.70%, 10/15/25	220,000	234,374
21st Century Fox America, Inc., 6.90%, 8/15/39	70,000	92,453
21st Century Fox America, Inc., 4.75%, 9/15/44	80,000	85,392
CBS Corp., 3.50%, 1/15/25	100,000	103,105
CBS Corp., 4.85%, 7/1/42	60,000	63,260
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25(4)	870,000	940,325
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45(4)	70,000	82,567
Comcast Corp., 6.40%, 5/15/38	310,000	419,528
Comcast Corp., 4.75%, 3/1/44	260,000	295,141
Discovery Communications LLC, 5.625%, 8/15/19	90,000	98,342
Discovery Communications LLC, 3.25%, 4/1/23	140,000	140,651
Discovery Communications LLC, 4.90%, 3/11/26	130,000	141,631
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	160,000	170,072
Lamar Media Corp., 5.375%, 1/15/24	180,000	190,350
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	418,809
NBCUniversal Media LLC, 2.875%, 1/15/23	120,000	124,232
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(4)	160,000	163,549
Omnicom Group, Inc., 3.60%, 4/15/26	270,000	281,156
TEGNA, Inc., 5.125%, 7/15/20	330,000	343,613

	Shares/ Principal Amount	Value
Time Warner Cable LLC, 6.75%, 7/1/18	$130,000	$140,509
Time Warner Cable LLC, 5.50%, 9/1/41	70,000	74,274
Time Warner Cable LLC, 4.50%, 9/15/42	100,000	94,477
Time Warner, Inc., 4.70%, 1/15/21	140,000	153,802
Time Warner, Inc., 3.60%, 7/15/25	400,000	416,597
Time Warner, Inc., 7.70%, 5/1/32	200,000	277,167
Time Warner, Inc., 5.35%, 12/15/43	120,000	136,256
Viacom, Inc., 3.125%, 6/15/22	190,000	193,103
Viacom, Inc., 4.25%, 9/1/23	160,000	170,250
Virgin Media Secured Finance plc, 5.25%, 1/15/26(4)	200,000	200,000
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	170,000	185,908
		6,430,893
Metals and Mining — 0.1%
Barrick North America Finance LLC, 4.40%, 5/30/21	111,000	121,393
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	82,063
Glencore Finance Canada Ltd., 4.95%, 11/15/21(4)	110,000	117,281
Southern Copper Corp., 5.25%, 11/8/42	100,000	95,198
Steel Dynamics, Inc., 6.125%, 8/15/19	157,000	162,503
Vale Overseas Ltd., 5.625%, 9/15/19	90,000	96,075
		674,513
Multi-Utilities — 0.6%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	180,000	189,000
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	170,075
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	70,000	69,207
CMS Energy Corp., 8.75%, 6/15/19	180,000	211,743
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	155,337
Constellation Energy Group, Inc., 5.15%, 12/1/20	220,000	243,568
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	204,075
Dominion Resources, Inc., 2.75%, 9/15/22	210,000	214,636
Dominion Resources, Inc., 3.625%, 12/1/24	160,000	167,285
Dominion Resources, Inc., 4.90%, 8/1/41	50,000	55,367
Duke Energy Corp., 3.55%, 9/15/21	90,000	96,230
Duke Energy Florida LLC, 6.35%, 9/15/37	110,000	149,834
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	224,663
Duke Energy Progress LLC, 4.15%, 12/1/44	130,000	139,345
Edison International, 3.75%, 9/15/17	130,000	132,676
Exelon Corp., 4.45%, 4/15/46	110,000	115,026
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	127,912
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	72,200
FirstEnergy Corp., 2.75%, 3/15/18	135,000	136,607
FirstEnergy Corp., 4.25%, 3/15/23	180,000	191,265
Florida Power & Light Co., 4.125%, 2/1/42	140,000	152,549
Georgia Power Co., 4.30%, 3/15/42	70,000	74,431
IPALCO Enterprises, Inc., 5.00%, 5/1/18	230,000	241,500
MidAmerican Energy Co., 4.40%, 10/15/44	250,000	282,278
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	210,000	211,575

	Shares/ Principal Amount	Value
NiSource Finance Corp., 5.65%, 2/1/45	$100,000	$124,616
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	128,867
Progress Energy, Inc., 3.15%, 4/1/22	90,000	93,666
Sempra Energy, 2.875%, 10/1/22	200,000	205,462
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	89,716
Southern Power Co., 5.15%, 9/15/41	40,000	42,880
Virginia Electric & Power Co., 3.45%, 2/15/24	160,000	171,277
Virginia Electric & Power Co., 4.45%, 2/15/44	80,000	89,786
Xcel Energy, Inc., 4.80%, 9/15/41	50,000	56,813
		5,031,467
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	190,000	183,096
Oil, Gas and Consumable Fuels — 0.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26	180,000	205,075
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	131,022
Apache Corp., 4.75%, 4/15/43	120,000	127,739
BP Capital Markets plc, 4.50%, 10/1/20	100,000	109,618
BP Capital Markets plc, 2.75%, 5/10/23	200,000	201,795
Chevron Corp., 2.10%, 5/16/21	280,000	282,206
Cimarex Energy Co., 4.375%, 6/1/24	220,000	232,304
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	149,452
Concho Resources, Inc., 6.50%, 1/15/22	90,000	93,375
Concho Resources, Inc., 5.50%, 4/1/23	180,000	185,040
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	51,009
Continental Resources, Inc., 5.00%, 9/15/22	110,000	108,625
Ecopetrol SA, 4.125%, 1/16/25	90,000	85,950
EOG Resources, Inc., 5.625%, 6/1/19	150,000	164,397
EOG Resources, Inc., 4.10%, 2/1/21	130,000	139,451
Exxon Mobil Corp., 2.71%, 3/6/25	280,000	285,076
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	103,569
Hess Corp., 6.00%, 1/15/40	190,000	198,158
Marathon Oil Corp., 3.85%, 6/1/25	150,000	145,154
Newfield Exploration Co., 5.75%, 1/30/22	220,000	230,450
Noble Energy, Inc., 4.15%, 12/15/21	290,000	308,013
Petroleos Mexicanos, 6.00%, 3/5/20	120,000	130,380
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	245,952
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	56,820
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	50,575
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	201,480
Phillips 66, 4.30%, 4/1/22	250,000	274,978
Shell International Finance BV, 2.375%, 8/21/22	130,000	130,695
Shell International Finance BV, 3.25%, 5/11/25	200,000	206,554
Shell International Finance BV, 3.625%, 8/21/42	140,000	131,248
Statoil ASA, 2.45%, 1/17/23	190,000	191,244
Statoil ASA, 3.95%, 5/15/43	150,000	151,406
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	150,000	156,094

	Shares/ Principal Amount	Value
Total Capital Canada Ltd., 2.75%, 7/15/23	$120,000	$122,938
Total Capital SA, 2.125%, 8/10/18	140,000	141,710
		5,729,552
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(4)	250,000	255,187
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	350,000	392,973
International Paper Co., 6.00%, 11/15/41	70,000	82,036
International Paper Co., 4.40%, 8/15/47	190,000	185,962
		916,158
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24	320,000	333,513
Actavis Funding SCS, 4.55%, 3/15/35	150,000	155,472
Actavis, Inc., 1.875%, 10/1/17	220,000	220,918
Actavis, Inc., 3.25%, 10/1/22	200,000	205,718
Actavis, Inc., 4.625%, 10/1/42	60,000	62,097
Baxalta, Inc., 4.00%, 6/23/25	230,000	241,259
Forest Laboratories LLC, 4.875%, 2/15/21(4)	270,000	299,506
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	250,000	260,239
Merck & Co., Inc., 2.40%, 9/15/22	100,000	101,985
Merck & Co., Inc., 3.70%, 2/10/45	80,000	82,389
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	200,000	206,893
Roche Holdings, Inc., 3.35%, 9/30/24(4)	110,000	117,648
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	460,000	457,136
		2,744,773
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	176,000	188,104
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	58,538
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	240,785
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	191,147
CSX Corp., 4.25%, 6/1/21	150,000	164,077
CSX Corp., 3.40%, 8/1/24	180,000	190,693
CSX Corp., 3.80%, 11/1/46	140,000	137,083
Norfolk Southern Corp., 5.75%, 4/1/18	40,000	42,449
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	211,679
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	40,000	40,743
Union Pacific Corp., 4.00%, 2/1/21	100,000	108,703
Union Pacific Corp., 4.75%, 9/15/41	150,000	171,528
		1,745,529
Semiconductors and Semiconductor Equipment — 0.1%
Lam Research Corp., 2.80%, 6/15/21	160,000	163,112
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(4)	200,000	211,500
		374,612
Software — 0.2%
Intuit, Inc., 5.75%, 3/15/17	254,000	258,323
Microsoft Corp., 2.70%, 2/12/25	360,000	366,516
Microsoft Corp., 3.125%, 11/3/25	110,000	115,435

	Shares/ Principal Amount	Value
Microsoft Corp., 3.45%, 8/8/36	$150,000	$148,531
Oracle Corp., 2.50%, 10/15/22	260,000	264,562
Oracle Corp., 3.625%, 7/15/23	280,000	300,422
Oracle Corp., 2.65%, 7/15/26	100,000	98,931
Oracle Corp., 4.30%, 7/8/34	160,000	171,933
Oracle Corp., 4.00%, 7/15/46	150,000	148,675
		1,873,328
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.625%, 6/1/22	190,000	196,171
Home Depot, Inc. (The), 3.35%, 9/15/25	120,000	127,963
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	483,149
United Rentals North America, Inc., 4.625%, 7/15/23	170,000	176,162
		983,445
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 1.00%, 5/3/18	160,000	159,824
Apple, Inc., 2.85%, 5/6/21	180,000	188,077
Apple, Inc., 2.50%, 2/9/25	540,000	537,411
Apple, Inc., 4.65%, 2/23/46	100,000	110,927
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(4)	520,000	567,627
Hewlett Packard Enterprise Co., 3.85%, 10/15/20(4)	280,000	296,953
Hewlett Packard Enterprise Co., 5.15%, 10/15/25(4)	130,000	138,812
Seagate HDD Cayman, 4.75%, 6/1/23	210,000	209,081
		2,208,712
Textiles, Apparel and Luxury Goods†
PVH Corp., 4.50%, 12/15/22	210,000	217,350
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	270,000	278,168
Philip Morris International, Inc., 4.125%, 5/17/21	180,000	196,956
Reynolds American, Inc., 4.45%, 6/12/25	130,000	143,005
		618,129
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	310,000	318,753
Sprint Communications, Inc., 6.00%, 12/1/16	150,000	150,375
Sprint Communications, Inc., 9.00%, 11/15/18(4)	180,000	198,450
T-Mobile USA, Inc., 6.46%, 4/28/19	210,000	213,675
		881,253
TOTAL CORPORATE BONDS (Cost $97,341,623)		101,116,231
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 9.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.2%
FHLMC, VRN, 1.81%, 11/15/16	106,240	109,558
FHLMC, VRN, 1.91%, 11/15/16	191,697	197,376
FHLMC, VRN, 1.99%, 11/15/16	138,314	143,013
FHLMC, VRN, 2.32%, 11/15/16	627,271	642,091
FHLMC, VRN, 2.52%, 11/15/16	701,181	724,210
FHLMC, VRN, 2.60%, 11/15/16	322,011	332,061

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.67%, 11/15/16	$301,183	$318,663
FHLMC, VRN, 2.72%, 11/15/16	135,321	143,525
FHLMC, VRN, 2.75%, 11/15/16	757,121	802,208
FHLMC, VRN, 2.80%, 11/15/16	272,461	288,076
FHLMC, VRN, 2.90%, 11/15/16	373,422	388,356
FHLMC, VRN, 3.01%, 11/15/16	35,643	37,770
FHLMC, VRN, 3.02%, 11/15/16	76,635	81,140
FHLMC, VRN, 3.14%, 11/15/16	154,500	162,840
FHLMC, VRN, 3.67%, 11/15/16	110,108	115,040
FHLMC, VRN, 4.06%, 11/15/16	120,301	126,050
FHLMC, VRN, 4.24%, 11/15/16	305,739	322,788
FHLMC, VRN, 4.78%, 11/15/16	81,727	85,221
FHLMC, VRN, 5.14%, 11/15/16	23,288	24,143
FHLMC, VRN, 5.73%, 11/15/16	160,202	168,029
FHLMC, VRN, 5.97%, 11/15/16	138,318	144,169
FNMA, VRN, 2.05%, 11/25/16	914,173	948,951
FNMA, VRN, 2.45%, 11/25/16	366,512	382,362
FNMA, VRN, 2.46%, 11/25/16	209,544	219,622
FNMA, VRN, 2.46%, 11/25/16	244,564	255,309
FNMA, VRN, 2.47%, 11/25/16	432,309	451,181
FNMA, VRN, 2.47%, 11/25/16	605,449	631,097
FNMA, VRN, 2.57%, 11/25/16	63,426	67,239
FNMA, VRN, 2.625%, 11/25/16	466,352	481,447
FNMA, VRN, 2.72%, 11/25/16	285,588	303,274
FNMA, VRN, 2.80%, 11/25/16	63,527	67,272
FNMA, VRN, 2.86%, 11/25/16	41,503	43,872
FNMA, VRN, 3.33%, 11/25/16	132,097	137,883
FNMA, VRN, 3.60%, 11/25/16	177,013	186,229
FNMA, VRN, 3.93%, 11/25/16	151,248	158,663
FNMA, VRN, 4.78%, 11/25/16	105,866	112,049
		9,802,777
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.6%
FHLMC, 4.50%, 1/1/19	73,502	75,482
FHLMC, 6.50%, 1/1/28	18,087	20,739
FHLMC, 5.50%, 12/1/33	154,352	177,576
FHLMC, 5.00%, 7/1/35	1,284,058	1,435,765
FHLMC, 5.50%, 1/1/38	128,868	146,655
FHLMC, 6.00%, 8/1/38	60,541	69,663
FHLMC, 3.00%, 2/1/43	1,071,538	1,105,812
FHLMC, 6.50%, 7/1/47	7,167	7,945
FNMA, 3.00%, 11/14/16(6)	1,750,000	1,801,953
FNMA, 3.50%, 11/14/16(6)	11,900,000	12,494,535
FNMA, 4.00%, 11/14/16(6)	7,450,000	7,979,066
FNMA, 4.50%, 11/14/16(6)	1,705,000	1,863,845
FNMA, 4.50%, 5/1/19	29,629	30,549
FNMA, 4.50%, 5/1/19	74,498	76,917
FNMA, 5.00%, 9/1/20	206,468	216,708

	Shares/ Principal Amount	Value
FNMA, 6.50%, 1/1/28	$15,992	$18,391
FNMA, 6.50%, 1/1/29	26,294	30,624
FNMA, 7.50%, 7/1/29	58,817	64,047
FNMA, 7.50%, 9/1/30	14,866	18,234
FNMA, 5.00%, 7/1/31	791,843	879,592
FNMA, 6.50%, 9/1/31	16,686	19,201
FNMA, 7.00%, 9/1/31	8,873	9,915
FNMA, 6.50%, 1/1/32	24,442	28,131
FNMA, 6.50%, 8/1/32	27,284	31,716
FNMA, 5.50%, 6/1/33	81,081	92,453
FNMA, 5.50%, 7/1/33	140,956	160,387
FNMA, 5.50%, 8/1/33	232,798	263,469
FNMA, 5.50%, 9/1/33	151,337	173,366
FNMA, 5.00%, 11/1/33	468,238	523,245
FNMA, 5.00%, 4/1/35	636,681	708,571
FNMA, 4.50%, 9/1/35	281,897	308,547
FNMA, 5.00%, 2/1/36	408,239	453,238
FNMA, 5.50%, 4/1/36	154,645	175,594
FNMA, 5.50%, 5/1/36	298,148	337,984
FNMA, 5.00%, 11/1/36	1,079,715	1,198,615
FNMA, 5.50%, 2/1/37	74,983	84,975
FNMA, 6.00%, 7/1/37	540,793	625,175
FNMA, 6.50%, 8/1/37	163,466	183,298
FNMA, 5.50%, 7/1/39	494,046	560,446
FNMA, 5.00%, 4/1/40	1,199,334	1,331,221
FNMA, 5.00%, 6/1/40	1,002,698	1,112,037
FNMA, 4.50%, 8/1/40	1,447,076	1,584,359
FNMA, 4.50%, 9/1/40	2,594,892	2,863,123
FNMA, 3.50%, 1/1/41	1,425,203	1,503,198
FNMA, 4.00%, 1/1/41	1,302,598	1,425,412
FNMA, 4.00%, 5/1/41	1,433,584	1,540,230
FNMA, 4.50%, 7/1/41	497,429	547,468
FNMA, 4.50%, 9/1/41	507,384	555,149
FNMA, 4.50%, 9/1/41	2,229,174	2,446,023
FNMA, 4.00%, 12/1/41	1,261,722	1,370,149
FNMA, 4.00%, 1/1/42	762,822	820,401
FNMA, 4.00%, 1/1/42	1,059,895	1,139,488
FNMA, 3.50%, 5/1/42	2,072,833	2,193,271
FNMA, 3.50%, 6/1/42	666,282	707,139
FNMA, 3.00%, 11/1/42	1,649,657	1,702,797
FNMA, 3.50%, 5/1/45	1,889,236	1,994,875
FNMA, 6.50%, 8/1/47	20,116	22,459
FNMA, 6.50%, 9/1/47	43,106	48,106
FNMA, 6.50%, 9/1/47	2,150	2,402
FNMA, 6.50%, 9/1/47	23,579	26,259
FNMA, 6.50%, 9/1/47	6,293	6,992
GNMA, 3.50%, 11/21/16(6)	3,300,000	3,494,648

	Shares/ Principal Amount	Value
GNMA, 7.00%, 4/20/26	$45,139	$53,190
GNMA, 7.50%, 8/15/26	28,102	33,549
GNMA, 7.00%, 2/15/28	10,245	10,350
GNMA, 7.50%, 2/15/28	12,724	12,904
GNMA, 7.00%, 12/15/28	10,807	10,804
GNMA, 7.00%, 5/15/31	53,264	63,289
GNMA, 5.50%, 11/15/32	170,013	192,492
GNMA, 4.50%, 5/20/41	593,797	651,930
GNMA, 4.50%, 6/15/41	604,865	681,236
GNMA, 4.00%, 12/15/41	1,013,823	1,090,975
GNMA, 3.50%, 6/20/42	1,202,299	1,281,143
GNMA, 3.50%, 7/20/42	588,140	626,169
GNMA, 4.50%, 11/20/43	816,773	882,366
GNMA, 2.50%, 7/20/46	1,483,925	1,501,171
		69,981,198
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $78,277,915)		79,783,975
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 2.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	600,000	622,590
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.33%, 11/15/16(4)	825,000	824,255
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(4)	625,000	645,156
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	1,000,000	1,057,586
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.49%, 11/15/16(4)	1,344,314	1,342,710
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.34%, 11/15/16(4)	925,000	917,526
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	675,000	743,834
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 11/1/16	775,000	844,036
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	900,000	967,505
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 11/1/16	750,000	784,186
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	400,000	398,710
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(4)	1,100,000	1,147,180
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 11/1/16(4)	1,275,000	1,281,965
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/16(4)	1,300,000	1,353,570
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/16	475,000	512,406
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	275,000	305,104

	Shares/ Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	$450,000	$497,789
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.44%, 11/15/16(4)	925,000	916,585
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	600,000	606,515
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/16(4)	725,000	747,976
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,146,768)		16,517,184
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.9%
Private Sponsor Collateralized Mortgage Obligations — 1.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	19,602	19,923
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.04%, 11/1/16	318,134	316,612
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 11/1/16(4)	436,230	458,706
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 11/1/16(4)	470,995	484,913
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 3.27%, 11/1/16	185,790	184,923
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.34%, 11/1/16	294,773	291,954
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	85,641	88,167
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.66%, 11/1/16	521,244	505,064
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.49%, 11/1/16	795,244	783,819
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 11/1/16	125,517	122,921
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 11/1/16	242,752	243,006
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	7,549	7,526
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.84%, 11/1/16	513,287	504,275
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.86%, 11/1/16	95,326	92,236
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 11/1/16	189,961	184,660
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.06%, 11/1/16	227,539	226,323
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.95%, 11/1/16	356,820	353,330
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.94%, 11/1/16	297,999	308,339
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.07%, 11/1/16	464,569	466,189
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.91%, 11/1/16	100,113	99,586
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.14%, 11/1/16	64,039	63,698
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.97%, 11/1/16	305,967	307,574

	Shares/ Principal Amount	Value
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/16(4)	$129,402	$130,564
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.05%, 11/1/16	432,711	442,814
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.74%, 11/25/16	242,156	237,774
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.66%, 11/1/16	329,508	322,860
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 11/1/16	34,531	35,016
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/16	52,726	53,194
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(4)	178,782	185,856
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.91%, 11/1/16	233,974	234,007
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.89%, 11/1/16	195,069	194,292
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.27%, 11/25/16	897,645	826,010
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 11/1/16(4)	496,643	514,698
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.79%, 11/1/16	602,909	589,583
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	60,424	61,838
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.03%, 11/1/16	162,380	165,570
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.88%, 11/1/16	164,823	168,190
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	85,923	84,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	249,306	256,648
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.99%, 11/1/16	540,870	562,771
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.98%, 11/1/16	56,221	58,028
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.98%, 11/1/16	374,809	387,247
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.08%, 11/1/16	288,590	289,986
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 11/1/16	293,975	293,873
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	136,118	136,045
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	166,366	167,747
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	93,210	94,075
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	79,184	81,421
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	58,622	60,848
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.31%, 11/1/16	103,323	100,792

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	$243,198	$255,793
		13,105,656
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2016-HQA3, Class M2, VRN, 1.88%, 11/25/16	475,000	476,251
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	251,372	274,954
FHLMC, Series 77, Class H, 8.50%, 9/15/20	3,962	4,063
FNMA, Series 2016-C04, Class 1M1, VRN, 1.98%, 11/25/16	887,179	891,938
FNMA, Series 2016-C05, Class 2M1, VRN, 1.88%, 11/25/16	422,799	424,373
		2,071,579
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,222,943)		15,177,235
ASSET-BACKED SECURITIES(5) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(4)	750,000	753,416
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.89%, 11/15/16	775,000	775,465
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.95%, 11/7/16(4)	483,522	483,452
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.79%, 11/3/16(3)(4)	1,320,000	1,321,877
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.42%, 11/22/16(4)	510,056	511,033
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(4)	54,415	54,390
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(4)	830,072	831,309
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(4)	775,000	776,770
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(4)	1,800,000	1,803,821
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.93%, 11/10/16(4)	395,962	395,766
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(4)	133,647	133,215
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(4)	706,096	700,354
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.53%, 11/17/16(4)	463,043	462,143
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(4)	403,533	403,008
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(4)	491,077	493,256
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(4)	680,601	677,523
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(4)	568,793	565,912
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(4)	311,456	311,992
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.86%, 11/15/16	347,141	347,303
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	148,162	156,495

		Shares/ Principal Amount	Value
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(4)		$138,159	$138,147
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)		971,149	972,891
TOTAL ASSET-BACKED SECURITIES (Cost $13,057,417)			13,069,538
U.S. GOVERNMENT AGENCY SECURITIES — 0.9%
FNMA, 2.125%, 4/24/26		270,000	270,431
FNMA, 6.625%, 11/15/30		4,670,000	6,970,400
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $6,806,283)			7,240,831
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.8%
Chile†
Chile Government International Bond, 3.25%, 9/14/21		100,000	106,375
Chile Government International Bond, 3.625%, 10/30/42		100,000	102,500
			208,875
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		310,000	330,925
Colombia Government International Bond, 7.375%, 9/18/37		300,000	385,500
Colombia Government International Bond, 6.125%, 1/18/41		100,000	114,750
			831,175
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23		220,000	272,037
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		420,000	464,625
Mexico Government International Bond, 5.125%, 1/15/20		330,000	365,227
Mexico Government International Bond, 4.00%, 10/2/23		100,000	105,150
Mexico Government International Bond, 6.05%, 1/11/40		410,000	488,925
Mexico Government International Bond, MTN, 4.75%, 3/8/44		400,000	400,000
			1,823,927
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		70,000	96,250
Peruvian Government International Bond, 5.625%, 11/18/50		170,000	215,475
			311,725
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		300,000	327,019
Philippine Government International Bond, 6.375%, 10/23/34		150,000	209,507
			536,526
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21		140,000	158,311
Republic of Poland Government International Bond, 3.00%, 3/17/23		140,000	144,312
			302,623
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(4)	EUR	1,500,000	1,603,619

	Shares/ Principal Amount	Value
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	$110,000	$115,569
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23	300,000	280,074
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	110,220
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $6,285,133)		6,396,370
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	195,000	279,733
Los Angeles Community College District GO, 6.68%, 8/1/36	100,000	139,261
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39	60,000	77,406
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	146,016
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	84,351
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	161,803
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	304,282
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	140,228
New York City GO, 6.27%, 12/1/37	95,000	131,394
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	129,097
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	59,534
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	268,461
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40	205,000	255,938
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	269,760
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	95,000	117,683
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	135,274
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	65,000	97,286
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	153,376
State of California GO, 7.55%, 4/1/39	100,000	155,221
State of California GO, 7.30%, 10/1/39	290,000	429,131
State of California GO, 7.60%, 11/1/40	80,000	126,375
State of Illinois GO, 5.10%, 6/1/33	245,000	234,835
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	93,125
State of Texas GO, 5.52%, 4/1/39	50,000	67,421
State of Washington GO, 5.14%, 8/1/40	20,000	25,633
TOTAL MUNICIPAL SECURITIES (Cost $3,309,811)		4,082,624
TEMPORARY CASH INVESTMENTS(7) — 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $13,061,536)	13,061,536	13,061,536
TOTAL INVESTMENT SECURITIES — 103.5% (Cost $762,570,097)		842,309,276
OTHER ASSETS AND LIABILITIES — (3.5)%		(28,437,496)
TOTAL NET ASSETS — 100.0%		$813,871,780

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	142,386	USD	160,674	JPMorgan Chase Bank N.A.	12/21/16	$(4,020)
EUR	612,488	USD	691,464	JPMorgan Chase Bank N.A.	12/21/16	(17,602)
EUR	224,604	USD	251,668	JPMorgan Chase Bank N.A.	12/21/16	(4,558)
EUR	882,992	USD	994,682	JPMorgan Chase Bank N.A.	12/21/16	(23,211)
EUR	519,063	USD	584,932	JPMorgan Chase Bank N.A.	12/21/16	(13,857)
EUR	186,814	USD	210,421	JPMorgan Chase Bank N.A.	12/21/16	(4,888)
EUR	204,156	USD	229,564	JPMorgan Chase Bank N.A.	12/21/16	(4,951)
EUR	51,716	USD	58,329	JPMorgan Chase Bank N.A.	12/21/16	(1,431)
EUR	142,553	USD	159,977	JPMorgan Chase Bank N.A.	12/21/16	(3,140)
EUR	675,019	USD	743,506	JPMorgan Chase Bank N.A.	12/21/16	(848)
EUR	534,297	USD	582,887	JPMorgan Chase Bank N.A.	12/21/16	4,949
USD	9,889,520	EUR	8,764,236	JPMorgan Chase Bank N.A.	12/21/16	247,077
						$173,520

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
37	U.S. Treasury 10-Year Ultra Notes	December 2016	$5,236,078	$(16,362)
32	U.S. Treasury 2-Year Notes	December 2016	6,980,500	(1,022)
			$12,216,578	$(17,384)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or forward commitments. At the period end, the aggregate value of securities pledged was $100,241.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $34,420,709, which represented 4.2% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.

(7)	Collateral has been received at the custodian bank for margin requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $270,000.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $762,570,097)	$842,309,276
Receivable for investments sold	504,477
Receivable for capital shares sold	441,962
Receivable for variation margin on futures contracts	6,703
Unrealized appreciation on forward foreign currency exchange contracts	252,026
Dividends and interest receivable	2,513,533
846,027,977

Liabilities
Payable for collateral received for forward commitments	270,000
Payable for investments purchased	30,790,455
Payable for capital shares redeemed	401,668
Unrealized depreciation on forward foreign currency exchange contracts	78,506
Accrued management fees	615,568
32,156,197

Net Assets	$813,871,780

Net Assets Consist of:
Capital (par value and paid-in surplus)	$728,122,884
Undistributed net investment income	1,089,271
Undistributed net realized gain	4,765,267
Net unrealized appreciation	79,894,358
$813,871,780

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$754,956,903	43,405,675	$17.39
Institutional Class, $0.01 Par Value	$58,914,877	3,385,282	$17.40

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $693)	$10,272,927
Interest	8,700,605
18,973,532

Expenses:
Management fees	7,196,676
Directors' fees and expenses	28,053
Other expenses	2,108
7,226,837

Net investment income (loss)	11,746,695

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,104,598
Futures contract transactions	(18,407)
Foreign currency transactions	(186,376)
7,899,815

Change in net unrealized appreciation (depreciation) on:
Investments	4,859,218
Futures contracts	(17,384)
Translation of assets and liabilities in foreign currencies	172,563
5,014,397

Net realized and unrealized gain (loss)	12,914,212

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,660,907

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$11,746,695	$12,525,644
Net realized gain (loss)	7,899,815	36,695,670
Change in net unrealized appreciation (depreciation)	5,014,397	(40,507,302)
Net increase (decrease) in net assets resulting from operations	24,660,907	8,714,012

Distributions to Shareholders
From net investment income:
Investor Class	(11,708,828)	(12,448,959)
Institutional Class	(933,774)	(874,926)
From net realized gains:
Investor Class	(33,526,043)	(57,795,802)
Institutional Class	(2,302,749)	(3,452,739)
Decrease in net assets from distributions	(48,471,394)	(74,572,426)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,756,686)	44,652,515

Net increase (decrease) in net assets	(29,567,173)	(21,205,899)

Net Assets
Beginning of period	843,438,953	864,644,852
End of period	$813,871,780	$843,438,953

Undistributed net investment income	$1,089,271	$1,494,993

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The annual management fee schedule ranges from 0.600% to 0.700% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,921,413 and $3,960,026, respectively. The effect of interfund transactions on the Statement of Operations was $538,866 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2016 totaled $855,022,506, of which $359,815,897 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 totaled $888,648,878, of which $358,992,969 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		300,000,000
Sold	3,304,995	$56,554,508	4,908,713	$90,458,642
Issued in reinvestment of distributions	2,618,200	44,184,540	3,820,611	68,651,270
Redeemed	(6,581,040)	(112,672,745)	(6,753,372)	(123,350,081)
	(657,845)	(11,933,697)	1,975,952	35,759,831
Institutional Class/Shares Authorized	25,000,000		20,000,000
Sold	603,519	10,443,061	776,376	14,093,875
Issued in reinvestment of distributions	191,542	3,236,523	240,729	4,327,665
Redeemed	(435,815)	(7,502,573)	(518,681)	(9,528,856)
	359,246	6,177,011	498,424	8,892,684
Net increase (decrease)	(298,599)	$(5,756,686)	2,474,376	$44,652,515

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$483,229,565	—	—
U.S. Treasury Securities	—	$102,634,187	—
Corporate Bonds	—	101,116,231	—
U.S. Government Agency Mortgage-Backed Securities	—	79,783,975	—
Commercial Mortgage-Backed Securities	—	16,517,184	—
Collateralized Mortgage Obligations	—	15,177,235	—
Asset-Backed Securities	—	13,069,538	—
U.S. Government Agency Securities	—	7,240,831	—
Sovereign Governments and Agencies	—	6,396,370	—
Municipal Securities	—	4,082,624	—
Temporary Cash Investments	13,061,536	—	—
	$496,291,101	$346,018,175	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$252,026	—

Liabilities
Other Financial Instruments
Futures Contracts	$17,384	—	—
Forward Foreign Currency Exchange Contracts	—	$78,506	—
	$17,384	$78,506	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $19,751,376.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 76 contracts.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$252,026	Unrealized depreciation on forward foreign currency exchange contracts	$78,506
Interest Rate Risk	Receivable for variation margin on futures contracts*	6,703	Payable for variation margin on futures contracts*	—
		$258,729		$78,506

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(295,446)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$173,520
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(18,407)	Change in net unrealized appreciation (depreciation) on futures contracts	(17,384)
		$(313,853)		$156,136

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$12,596,005	$29,626,086
Long-term capital gains	$35,875,389	$44,946,340

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$765,240,992
Gross tax appreciation of investments	$89,489,079
Gross tax depreciation of investments	(12,420,795)
Net tax appreciation (depreciation) of investments	77,068,284
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(957)
Net tax appreciation (depreciation)	$77,067,327
Other book-to-tax adjustments	$(207,406)
Undistributed ordinary income	$1,262,791
Accumulated long-term gains	$7,626,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
2015	$19.38	0.26	(0.08)	0.18	(0.28)	(1.37)	(1.65)	$17.91	0.98%	0.90%	1.43%	94%	$789,209
2014	$19.19	0.25	1.66	1.91	(0.28)	(1.44)	(1.72)	$19.38	10.76%	0.90%	1.36%	64%	$815,636
2013	$17.41	0.30	2.25	2.55	(0.31)	(0.46)	(0.77)	$19.19	15.21%	0.90%	1.64%	81%	$721,523
2012	$15.96	0.29	1.47	1.76	(0.31)	—	(0.31)	$17.41	11.12%	0.90%	1.75%	82%	$609,476
Institutional Class
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
2015	$19.39	0.30	(0.09)	0.21	(0.31)	(1.37)	(1.68)	$17.92	1.19%	0.70%	1.63%	94%	$54,230
2014	$19.20	0.29	1.65	1.94	(0.31)	(1.44)	(1.75)	$19.39	10.98%	0.70%	1.56%	64%	$49,009
2013	$17.41	0.32	2.28	2.60	(0.35)	(0.46)	(0.81)	$19.20	15.49%	0.70%	1.84%	81%	$47,004
2012	$15.96	0.32	1.47	1.79	(0.34)	—	(0.34)	$17.41	11.34%	0.70%	1.95%	82%	$19,667

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $9,496,983, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $35,875,389, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 1612

Annual Report

October 31, 2016

Capital Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	ACTIX	4.36%	12.44%	4.31%	3/31/99
Russell 1000 Value Index	—	6.37%	13.29%	5.34%	—
Institutional Class	ACPIX	4.67%	12.66%	4.53%	3/1/02
A Class	ACCVX				5/14/03
No sales charge		4.21%	12.16%	4.06%
With sales charge		-1.78%	10.85%	3.45%
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $15,258

Russell 1000 Value Index — $16,836

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

In January 2016, portfolio manager Matt Titus left the Capital Value management team and portfolio manager Brian Woglom joined the Capital Value management team.

Performance Summary

Capital Value advanced 4.36%* for the 12 months ended October 31, 2016. The fund’s benchmark, the Russell 1000 Value Index, advanced 6.37% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

In December of 2015, the Fed raised short-term interest rates for the first time since 2006. Concerns about slowing global growth, however, kept further interest rate increases on hold. The lower-for-longer interest rate environment acted as a drag on financial stocks but helped support utilities. Additionally, financials were hit particularly hard in late June following the U.K.’s referendum to exit the European Union (also known as Brexit). Conversely, investors fled to utilities and telecommunication services stocks following the Brexit vote. These events drove utilities to outperform relative to all other benchmark sectors. Later in the period, a better-than-expected second-quarter earnings season provided support to U.S. equity markets. Several high-profile technology companies turned in particularly strong results, helping the information technology sector outperform many other benchmark sectors. Industry consolidation and lower-than-expected declines in PC and PC component demand also drove the sector’s relative performance. On the other hand, consumer discretionary was the worst-performing benchmark sector. Excessive retail capacity, competition from online retailers, and concerns that automotive sales may have peaked all weighed on the sector.

Against this backdrop, Capital Value’s overall sector allocation drove its underperformance relative to the benchmark. Sector overweights in consumer discretionary and financials weighed on results; an underweight in utilities also detracted from relative performance. Conversely, overall security selection contributed positively to relative returns, particularly in the energy, industrials, and information technology sectors. Security selection in health care and consumer staples, however, detracted from results.

Health Care and Consumer Staples Detracted

Security selection in health care detracted from relative performance. Mylan’s pricing controversy over its EpiPen, an auto-injector medication used to treat serious allergic reactions, impacted all companies in the drug industry and increased scrutiny over price increases on pharmaceuticals. As a result, a portfolio-only position in McKesson Corp., a drug wholesaler, declined meaningfully. The stock fell in October after the company reported fiscal second-quarter earnings and revenues that missed forecasts due to fewer branded pharmaceutical price increases and customer pricing pressures. Additionally, McKesson cut its full-year outlook. We continued to hold the stock due to its attractive risk/reward profile.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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Consumer staples stock CVS Health Corp. was among the top detractors from relative performance. The stock was negatively impacted by comments in the media from Mylan’s CEO that pharmacy benefits managers (PBMs) and other middlemen in the health care industry were to blame for high drug price inflation (CVS Caremark is the nation’s largest PBM). Also, Walgreens announced several partnerships with smaller PBMs, leading to market conjecture that CVS will have a harder time competing within narrow/preferred pharmacy networks.

Sector Overweights in Consumer Discretionary and Financials Weighed on Results

Overweights in the consumer discretionary and financials sectors dragged on relative returns. Additionally, the largest individual detractor from the portfolio’s performance was consumer discretionary stock Delphi Automotive, a portfolio-only position. Concerns that auto sales may have peaked weakened the outlook for Delphi and other automobile parts suppliers. We continued to hold the stock because we believe there are strong secular drivers of demand for Delphi’s products. Furthermore, Delphi’s valuation remained attractive.

Underweight in Utilities Hurt Performance

An underweight in the utilities sector detracted from returns. Our valuation work continued to show that many utilities stocks were overvalued. We have, however, identified attractive investments in the electric utilities industry. Security selection in the utilities sector was positive, partially mitigating the negative effect of the sector underweight. Westar Energy performed particularly well. Its stock surged on the announcement of its acquisition by Great Plains Energy, Inc. We reduced the position.

Energy, Industrials, and Information Technology Holdings Helped Performance

Security selection was particularly strong in energy and industrials. Energy holding Anadarko Petroleum Corp. was among the top five individual contributors to relative returns. This energy exploration and production company executed asset sales that strengthened its balance sheet and made a valuable acquisition at a heavily discounted price.

Industrials company Ingersoll-Rand was another top individual contributor to relative performance. The company’s exposure to commercial heating, ventilation, and air conditioning (HVAC), productivity initiatives, and a unique price/cost tailwind all pushed the stock up. We trimmed Ingersoll-Rand on strength in the stock price.

Applied Materials, an information technology holding, was the top individual contributor to relative results. The stock of this semiconductor equipment provider surged after the company experienced order strength. Also, the company held an analyst day in mid-September that showed improvement in market share. We trimmed this position on strength in the stock price.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. We use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies that we believe to be undervalued.

As of October 31, 2016, our largest sector overweights were in health care and energy. Health care companies have been hurt by pricing pressures and negative rhetoric during the election cycle, creating opportunities to acquire stocks of strong health care companies that can withstand temporary downturns. In energy, we hold well-managed, higher-quality companies with strong balance sheets. Our largest sector underweights were in real estate and utilities, as our valuation work shows that many stocks in those sectors are overvalued.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.5%
Wells Fargo & Co.	3.3%
Chevron Corp.	3.2%
Oracle Corp.	2.7%
TOTAL SA	2.6%
Cisco Systems, Inc.	2.5%
Pfizer, Inc.	2.5%
Medtronic plc	2.3%
Schlumberger Ltd.	2.2%
Johnson & Johnson	2.2%

Top Five Industries	% of net assets
Banks	14.3%
Oil, Gas and Consumable Fuels	13.6%
Pharmaceuticals	7.8%
Insurance	6.5%
Capital Markets	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	94.3%
Foreign Common Stocks*	5.2%
Total Common Stocks	99.5%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,032.00	$5.11	1.00%
Investor Class (before waiver)	$1,000	$1,032.00(2)	$5.62	1.10%
Institutional Class (after waiver)	$1,000	$1,033.10	$4.09	0.80%
Institutional Class (before waiver)	$1,000	$1,033.10(2)	$4.60	0.90%
A Class (after waiver)	$1,000	$1,030.90	$6.38	1.25%
A Class (before waiver)	$1,000	$1,030.90(2)	$6.89	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.11	$5.08	1.00%
Investor Class (before waiver)	$1,000	$1,019.61	$5.58	1.10%
Institutional Class (after waiver)	$1,000	$1,021.12	$4.06	0.80%
Institutional Class (before waiver)	$1,000	$1,020.61	$4.57	0.90%
A Class (after waiver)	$1,000	$1,018.85	$6.34	1.25%
A Class (before waiver)	$1,000	$1,018.35	$6.85	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 3.1%
Huntington Ingalls Industries, Inc.	2,340	$377,582
Textron, Inc.	25,310	1,014,425
United Technologies Corp.	28,290	2,891,238
		4,283,245
Auto Components — 1.5%
Adient plc(1)	4,983	226,776
BorgWarner, Inc.	23,010	824,678
Delphi Automotive plc	15,550	1,011,839
		2,063,293
Automobiles — 0.6%
Ford Motor Co.	76,550	898,697
Banks — 14.3%
Bank of America Corp.	157,650	2,601,225
Citigroup, Inc.	34,300	1,685,845
JPMorgan Chase & Co.	70,520	4,884,215
KeyCorp	69,990	988,259
PNC Financial Services Group, Inc. (The)	25,890	2,475,084
U.S. Bancorp	62,120	2,780,491
Wells Fargo & Co.	100,820	4,638,728
		20,053,847
Beverages — 0.9%
PepsiCo, Inc.	11,430	1,225,296
Biotechnology — 0.4%
Amgen, Inc.	4,100	578,756
Building Products — 1.4%
Johnson Controls International plc	49,830	2,009,146
Capital Markets — 5.6%
Ameriprise Financial, Inc.	12,190	1,077,474
BlackRock, Inc.	3,670	1,252,351
Goldman Sachs Group, Inc. (The)	6,880	1,226,291
Invesco Ltd.	33,540	942,139
Morgan Stanley	36,660	1,230,676
State Street Corp.	30,940	2,172,297
		7,901,228
Chemicals — 1.6%
Dow Chemical Co. (The)	27,870	1,499,685
LyondellBasell Industries NV, Class A	8,650	688,107
		2,187,792
Communications Equipment — 2.5%
Cisco Systems, Inc.	115,160	3,533,109
Containers and Packaging — 0.9%
International Paper Co.	11,610	522,798
WestRock Co.	15,450	713,636
		1,236,434

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	Shares	Value
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	6,920	$998,556
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	60,790	2,236,464
Electric Utilities — 3.0%
Edison International	19,510	1,433,595
PG&E Corp.	21,050	1,307,626
Westar Energy, Inc.	4,170	239,024
Xcel Energy, Inc.	29,560	1,228,218
		4,208,463
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	5,050	604,586
Energy Equipment and Services — 3.9%
Baker Hughes, Inc.	20,490	1,135,146
Halliburton Co.	26,460	1,217,160
Schlumberger Ltd.	39,500	3,090,085
		5,442,391
Equity Real Estate Investment Trusts (REITs) — 0.6%
Brixmor Property Group, Inc.	34,390	874,194
Food and Staples Retailing — 2.3%
CVS Health Corp.	29,530	2,483,473
Wal-Mart Stores, Inc.	10,840	759,017
		3,242,490
Health Care Equipment and Supplies — 4.5%
Abbott Laboratories	56,430	2,214,313
Medtronic plc	39,200	3,215,184
Zimmer Biomet Holdings, Inc.	8,550	901,170
		6,330,667
Health Care Providers and Services — 2.7%
Aetna, Inc.	6,260	672,011
Anthem, Inc.	8,490	1,034,592
Cardinal Health, Inc.	2,560	175,846
HCA Holdings, Inc.(1)	9,050	692,597
Laboratory Corp. of America Holdings(1)	3,860	483,812
McKesson Corp.	5,240	666,371
		3,725,229
Hotels, Restaurants and Leisure — 0.5%
Marriott International, Inc., Class A	10,790	741,273
Household Products — 1.5%
Procter & Gamble Co. (The)	24,460	2,123,128
Industrial Conglomerates — 0.6%
General Electric Co.	8,520	247,932
Honeywell International, Inc.	5,850	641,628
		889,560
Insurance — 6.5%
Allstate Corp. (The)	19,880	1,349,852
American International Group, Inc.	26,750	1,650,475
Chubb Ltd.	20,620	2,618,740
MetLife, Inc.	35,370	1,660,975
Principal Financial Group, Inc.	10,360	565,656

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	Shares	Value
Prudential Financial, Inc.	14,450	$1,225,216
		9,070,914
Machinery — 2.1%
Ingersoll-Rand plc	29,490	1,984,382
Stanley Black & Decker, Inc.	7,780	885,675
		2,870,057
Media — 1.6%
Time Warner, Inc.	25,520	2,271,025
Multiline Retail — 0.6%
Target Corp.	12,610	866,685
Oil, Gas and Consumable Fuels — 13.6%
Anadarko Petroleum Corp.	24,528	1,457,944
Apache Corp.	6,240	371,155
Chevron Corp.	42,850	4,488,538
Exxon Mobil Corp.	30,460	2,537,927
Imperial Oil Ltd.	50,510	1,638,101
Noble Energy, Inc.	32,300	1,113,381
Occidental Petroleum Corp.	39,410	2,873,383
Royal Dutch Shell plc ADR	17,080	893,455
TOTAL SA	76,320	3,662,875
		19,036,759
Pharmaceuticals — 7.8%
Allergan plc(1)	5,150	1,076,041
Johnson & Johnson	26,440	3,066,776
Merck & Co., Inc.	47,280	2,776,282
Pfizer, Inc.	108,940	3,454,487
Teva Pharmaceutical Industries Ltd. ADR	12,430	531,258
		10,904,844
Road and Rail — 1.3%
Union Pacific Corp.	20,910	1,843,844
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	70,640	2,054,211
Intel Corp.	29,560	1,030,757
Microchip Technology, Inc.	4,610	279,136
NXP Semiconductors NV(1)	4,940	494,000
		3,858,104
Software — 3.4%
Electronic Arts, Inc.(1)	12,580	987,782
Oracle Corp.	96,960	3,725,203
		4,712,985
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	6,540	916,123
Lowe's Cos., Inc.	13,940	929,101
		1,845,224
Technology Hardware, Storage and Peripherals — 1.4%
Apple, Inc.	16,780	1,905,201
Tobacco — 2.0%
Altria Group, Inc.	8,060	532,927

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	Shares	Value
Philip Morris International, Inc.	22,990	$2,217,156
		2,750,083
TOTAL COMMON STOCKS (Cost $100,296,317)		139,323,569
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $219,250), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $210,001)		210,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,557	1,557
TOTAL TEMPORARY CASH INVESTMENTS (Cost $211,557)		211,557
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $100,507,874)		139,535,126
OTHER ASSETS AND LIABILITIES — 0.3%		431,868
TOTAL NET ASSETS — 100.0%		$139,966,994

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	177,229	USD	132,173	Morgan Stanley	12/30/16	$21
CAD	158,878	USD	120,050	Morgan Stanley	12/30/16	(1,545)
USD	1,328,943	CAD	1,759,428	Morgan Stanley	12/30/16	16,603
USD	66,103	CAD	86,639	Morgan Stanley	12/30/16	1,480
USD	51,615	CAD	68,422	Morgan Stanley	12/30/16	580
USD	48,745	CAD	64,962	Morgan Stanley	12/30/16	291
EUR	79,775	USD	87,151	UBS AG	12/30/16	661
EUR	108,117	USD	121,777	UBS AG	12/30/16	(2,768)
USD	2,929,234	EUR	2,605,524	UBS AG	12/30/16	61,227
USD	131,266	EUR	116,386	UBS AG	12/30/16	3,155
USD	75,065	EUR	67,688	UBS AG	12/30/16	558
USD	93,315	EUR	85,673	UBS AG	12/30/16	(990)
GBP	13,241	USD	17,270	Credit Suisse AG	12/30/16	(1,040)
GBP	19,073	USD	23,480	Credit Suisse AG	12/30/16	(101)
USD	744,580	GBP	571,896	Credit Suisse AG	12/30/16	43,557
USD	26,508	GBP	20,414	Credit Suisse AG	12/30/16	1,484
USD	30,778	GBP	24,134	Credit Suisse AG	12/30/16	1,195
USD	27,777	GBP	22,007	Credit Suisse AG	12/30/16	801
USD	36,614	GBP	30,134	Credit Suisse AG	12/30/16	(324)
						$124,845

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $100,507,874)	$139,535,126
Foreign currency holdings, at value (cost of $7,048)	6,894
Receivable for investments sold	481,134
Receivable for capital shares sold	29,110
Unrealized appreciation on forward foreign currency exchange contracts	131,613
Dividends and interest receivable	352,183
140,536,060

Liabilities
Payable for investments purchased	403,388
Payable for capital shares redeemed	37,473
Unrealized depreciation on forward foreign currency exchange contracts	6,768
Accrued management fees	120,510
Distribution and service fees payable	927
569,066

Net Assets	$139,966,994

Net Assets Consist of:
Capital (par value and paid-in surplus)	$90,045,691
Undistributed net investment income	1,680,415
Undistributed net realized gain	9,088,969
Net unrealized appreciation	39,151,919
$139,966,994

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$133,731,725	15,347,231	$8.71
Institutional Class, $0.01 Par Value	$1,923,572	220,006	$8.74
A Class, $0.01 Par Value	$4,311,697	496,792	$8.68*
*Maximum offering price $9.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $30,351)	$3,858,002
Interest	349
3,858,351

Expenses:
Management fees	1,559,650
Distribution and service fees – A Class	10,817
Directors' fees and expenses	4,935
Other expenses	1,037
1,576,439
Fees waived	(142,193)
1,434,246

Net investment income (loss)	2,424,105

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,732,583
Foreign currency transactions	(28,242)
10,704,341

Change in net unrealized appreciation (depreciation) on:
Investments	(7,354,522)
Translation of assets and liabilities in foreign currencies	130,608
(7,223,914)

Net realized and unrealized gain (loss)	3,480,427

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,904,532

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$2,424,105	$1,999,920
Net realized gain (loss)	10,704,341	9,832,766
Change in net unrealized appreciation (depreciation)	(7,223,914)	(10,824,768)
Net increase (decrease) in net assets resulting from operations	5,904,532	1,007,918

Distributions to Shareholders
From net investment income:
Investor Class	(2,244,362)	(2,061,009)
Institutional Class	(48,846)	(47,038)
A Class	(60,089)	(48,794)
From net realized gains:
Investor Class	(8,499,296)	(8,800,770)
Institutional Class	(164,845)	(175,620)
A Class	(268,334)	(254,043)
Decrease in net assets from distributions	(11,285,772)	(11,387,274)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,924,588)	2,811,062

Net increase (decrease) in net assets	(11,305,828)	(7,568,294)

Net Assets
Beginning of period	151,272,822	158,841,116
End of period	$139,966,994	$151,272,822

Undistributed net investment income	$1,680,415	$1,924,142

See Notes to Financial Statements.

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Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class and the A Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

17

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.100% for the Investor Class and A Class. The annual management fee ranges from 0.700% to 0.900% for the Institutional Class. During the year ended October 31, 2016, the investment advisor agreed to waive 0.100% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $135,634, $2,232 and $4,327 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2016 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,341,764 and $490,629, respectively. The effect of interfund transactions on the Statement of Operations was $105,611 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $63,998,076 and $78,837,710, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	624,518	$5,261,374	1,064,442	$9,812,362
Issued in reinvestment of distributions	1,245,917	10,191,589	1,187,673	10,463,399
Redeemed	(2,406,725)	(20,339,514)	(1,990,525)	(18,394,474)
	(536,290)	(4,886,551)	261,590	1,881,287
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	12,428	104,453	45,367	399,750
Issued in reinvestment of distributions	18,746	153,720	15,972	140,869
Redeemed	(149,579)	(1,260,000)	(32,895)	(288,560)
	(118,405)	(1,001,827)	28,444	252,059
A Class/Shares Authorized	40,000,000		50,000,000
Sold	132,211	1,112,660	155,347	1,419,624
Issued in reinvestment of distributions	39,753	324,780	34,040	299,551
Redeemed	(175,034)	(1,473,650)	(114,102)	(1,041,459)
	(3,070)	(36,210)	75,285	677,716
Net increase (decrease)	(657,765)	$(5,924,588)	365,319	$2,811,062

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$134,022,593	$5,300,976	—
Temporary Cash Investments	1,557	210,000	—
	$134,024,150	$5,510,976	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$131,613	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,768	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,632,723.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $131,613 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,768 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(34,852) in net realized gain (loss) on foreign currency transactions and $130,870 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,353,297	$2,153,239
Long-term capital gains	$8,932,475	$9,234,035

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$101,412,937
Gross tax appreciation of investments	$39,305,943
Gross tax depreciation of investments	(1,183,754)
Net tax appreciation (depreciation) of investments	38,122,189
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(178)
Net tax appreciation (depreciation)	$38,122,011
Undistributed ordinary income	$1,805,260
Accumulated long-term gains	$9,994,032

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.05	0.14	0.21	0.35	(0.14)	(0.55)	(0.69)	$8.71	4.36%	1.00%	1.10%	1.72%	1.62%	45%	$133,732
2015	$9.71	0.12	(0.08)	0.04	(0.13)	(0.57)	(0.70)	$9.05	0.61%	1.00%	1.10%	1.28%	1.18%	31%	$143,698
2014	$8.51	0.12	1.20	1.32	(0.12)	—	(0.12)	$9.71	15.68%	1.00%	1.10%	1.32%	1.22%	31%	$151,715
2013	$6.89	0.13	1.61	1.74	(0.12)	—	(0.12)	$8.51	25.67%	1.00%	1.10%	1.66%	1.56%	26%	$138,884
2012	$5.96	0.11	0.93	1.04	(0.11)	—	(0.11)	$6.89	17.80%	1.00%	1.10%	1.76%	1.66%	32%	$117,210
Institutional Class
2016	$9.08	0.16	0.21	0.37	(0.16)	(0.55)	(0.71)	$8.74	4.67%	0.80%	0.90%	1.92%	1.82%	45%	$1,924
2015	$9.74	0.14	(0.08)	0.06	(0.15)	(0.57)	(0.72)	$9.08	0.72%	0.80%	0.90%	1.48%	1.38%	31%	$3,071
2014	$8.54	0.14	1.20	1.34	(0.14)	—	(0.14)	$9.74	15.86%	0.80%	0.90%	1.52%	1.42%	31%	$3,019
2013	$6.90	0.15	1.62	1.77	(0.13)	—	(0.13)	$8.54	26.00%	0.80%	0.90%	1.86%	1.76%	26%	$3,289
2012	$5.97	0.12	0.93	1.05	(0.12)	—	(0.12)	$6.90	18.00%	0.80%	0.90%	1.96%	1.86%	32%	$3,943

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$9.01	0.12	0.22	0.34	(0.12)	(0.55)	(0.67)	$8.68	4.21%	1.25%	1.35%	1.47%	1.37%	45%	$4,312
2015	$9.67	0.09	(0.07)	0.02	(0.11)	(0.57)	(0.68)	$9.01	0.34%	1.25%	1.35%	1.03%	0.93%	31%	$4,504
2014	$8.48	0.10	1.19	1.29	(0.10)	—	(0.10)	$9.67	15.32%	1.25%	1.35%	1.07%	0.97%	31%	$4,107
2013	$6.87	0.11	1.62	1.73	(0.12)	—	(0.12)	$8.48	25.51%	1.25%	1.35%	1.41%	1.31%	26%	$3,155
2012	$5.95	0.10	0.92	1.02	(0.10)	—	(0.10)	$6.87	17.37%	1.25%	1.35%	1.51%	1.41%	32%	$2,796

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

30

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.10% to 1.00%) for at least one year, beginning August 1, 2016. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $2,353,297, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,594,102, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

The fund utilized earnings and profits of $816,760 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90972 1612

Annual Report

October 31, 2016

Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	0.40%	11.58%	7.51%	—	6/30/71
Russell 1000 Growth Index	—	2.28%	13.64%	8.21%	—	—
Institutional Class	TWGIX	0.64%	11.80%	7.72%	—	6/16/97
A Class	TCRAX					6/4/97
No sales charge		0.18%	11.30%	7.24%	—
With sales charge		-5.59%	9.99%	6.61%	—
C Class	TWRCX	-0.58%	10.46%	—	10.11%	3/1/10
R Class	AGWRX	-0.06%	11.02%	6.97%	—	8/29/03
R6 Class	AGRDX	0.76%	—	—	9.66%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $20,633

Russell 1000 Growth Index — $22,026

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Senior analyst Justin Brown was promoted to portfolio manager in March 2016. Portfolio manager Prescott LeGard left the fund at that time.

Performance Summary

Growth returned 0.40%* for the 12 months ended October 31, 2016, lagging the 2.28% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

Most U.S. stock indices posted positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum, creating a headwind for the fund’s investment style. Within the Russell 1000 Growth Index, utilities and telecommunication services—value sectors that typically offer few of the growth characteristics we look for—posted the largest gains on a total-return basis. Information technology and consumer staples also performed well. Energy and health care stocks declined the most.

Growth received positive contributions to absolute return from most sectors in which it was invested, led by information technology. Health care was the largest detractor. Stock selection in the health care and telecommunication services sectors drove underperformance relative to the benchmark. Stock decisions in the consumer discretionary and energy sectors aided relative performance.

Health Care Led Detractors

In the health care sector, concerns about the sustainability of price increases weighed on drug and biotechnology companies, and stock selection among pharmaceutical companies was a significant source of relative underperformance. Pharmaceutical firm Perrigo has not done well at integrating its acquisition of a European over-the-counter products company, and the CEO left the company. We eliminated the position. Bristol-Myers Squibb underperformed as the stock fell significantly after its cancer drug Opdivo failed a trial as a first-line treatment for lung cancer. Pharmacy benefit manager Express Scripts Holding underperformed amid worries about rapidly rising costs for some drugs and pressure on reimbursements for patients under Medicare and the Affordable Care Act. Nevertheless, the company continues to benefit from an increasing number of patients covered by Medicare Part D and greater availability of both generic substitutes and new, specialty pharmaceuticals.

In telecommunication services, stock selection among diversified telecommunication providers hampered performance. SBA Communications fell and was eliminated on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

Materials was a detractor as stock selection in the chemicals industry was negative. Paint manufacturer and distributor Sherwin-Williams was the leading detractor in the sector after reporting weaker-than-expected results. Not owning index component Monsanto detracted as the company rose on a takeout bid from Bayer AG.

Elsewhere, grocery chain Kroger fell as deflation hurt the food industry, especially in certain segments such as dairy. There are also concerns about aggressive price competition from Wal-Mart Stores, also a fund holding. We continue to have a positive outlook for Kroger.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Consumer Discretionary Holdings Aided Performance

Stock selection in the specialty retail and textiles, apparel, and luxury goods industries benefited performance in the consumer discretionary sector, largely through avoiding several benchmark components that performed poorly. Among portfolio holdings, Amazon.com was a top contributor in the sector. The internet retail giant reported better-than-expected results with strong sales, margins, and cash flow, aided by growth in its cloud services. Dollar Tree was another significant contributor. The retailer is benefiting from improving spending trends from its customer base and integration of its acquisition of Family Dollar.

In the energy sector, stock decisions among oil, gas, and consumable fuels firms were positive. Energy equipment company Halliburton and exploration firm Concho Resources—both non-benchmark holdings—were key contributors in the sector, benefiting from relatively healthy balance sheets and a rebound in energy markets as production is curtailed. In addition, Halliburton bounced back after the deal to combine with Baker Hughes was called off on regulatory concerns, which relieved the market of uncertainty.

In information technology, cyber security firm Symantec reported strong results driven by strength in its enterprise security software and improving margins. The company also closed on its acquisition of Blue Coat sooner than expected and should see revenue synergies and cross-selling opportunities as a result of the merger. The acquisition gave Symantec better security technology and brought in a new management team, which has investors optimistic.

In industrials, aerospace and defense company Lockheed Martin performed well after reporting better-than-expected results. The company is benefiting from better sales and margins in its aeronautics division with the integration of its Sikorsky acquisition.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

As of October 31, 2016, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, consumer staples, and energy sectors. The information technology overweight reflects positioning in the software and internet software and services industries. Companies in these industry segments continue to benefit from secular trends around advertising and consumer spending shifting from traditional media/retail to online and mobile, a shift to cloud computing/hardware-light technology solutions, mobile computing, and unstructured data growth. In the energy sector, we favor equipment and services companies and energy producers with comparatively healthy balance sheets that are better positioned to succeed in a challenging pricing environment.

Real estate, consumer discretionary, and telecommunication services represented the largest underweights. Valuations for real estate investment trusts appear elevated relative to history and the group has benefited from declines in interest rates that are unlikely to be sustainable longer term. The consumer discretionary position reflects a significant underweight in the hotels, restaurants, and leisure. We are not finding many companies in this industry that are seeing a sustainable level of business improvement. The portfolio has no exposure to the telecommunications sector. Competition is intensifying, likely leading to higher capital expenditures, lower free cash flow, lower margins, and lower valuations for many companies in this space.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	6.6%
Apple, Inc.	5.1%
Visa, Inc., Class A	4.3%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.7%
Comcast Corp., Class A	2.9%
PepsiCo, Inc.	2.7%
O'Reilly Automotive, Inc.	2.3%
Facebook, Inc., Class A	2.2%
Altria Group, Inc.	1.9%

Top Five Industries	% of net assets
Internet Software and Services	10.3%
Software	8.8%
IT Services	6.1%
Specialty Retail	5.8%
Technology Hardware, Storage and Peripherals	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.60	$5.02	0.98%
Institutional Class	$1,000	$1,040.80	$4.00	0.78%
A Class	$1,000	$1,038.00	$6.30	1.23%
C Class	$1,000	$1,034.10	$10.12	1.98%
R Class	$1,000	$1,036.80	$7.58	1.48%
R6 Class	$1,000	$1,041.10	$3.23	0.63%
Hypothetical
Investor Class	$1,000	$1,020.21	$4.98	0.98%
Institutional Class	$1,000	$1,021.22	$3.96	0.78%
A Class	$1,000	$1,018.95	$6.24	1.23%
C Class	$1,000	$1,015.18	$10.03	1.98%
R Class	$1,000	$1,017.70	$7.51	1.48%
R6 Class	$1,000	$1,021.97	$3.20	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 2.8%
Boeing Co. (The)	549,843	$78,314,138
Lockheed Martin Corp.	479,110	118,043,122
		196,357,260
Airlines — 1.1%
Delta Air Lines, Inc.	1,867,525	78,006,519
Beverages — 3.7%
Dr Pepper Snapple Group, Inc.	838,170	73,582,944
PepsiCo, Inc.	1,764,494	189,153,757
		262,736,701
Biotechnology — 5.4%
Amgen, Inc.	936,574	132,206,786
Biogen, Inc.(1)	293,741	82,300,353
Gilead Sciences, Inc.	1,141,470	84,046,436
Incyte Corp.(1)	310,519	27,005,837
Regeneron Pharmaceuticals, Inc.(1)	156,687	54,060,149
		379,619,561
Capital Markets — 0.9%
Charles Schwab Corp. (The)	2,006,190	63,596,223
Chemicals — 3.3%
Dow Chemical Co. (The)	1,890,674	101,737,168
LyondellBasell Industries NV, Class A	678,368	53,964,174
Sherwin-Williams Co. (The)	305,616	74,833,134
		230,534,476
Consumer Finance — 0.8%
American Express Co.	895,569	59,483,693
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	853,524	38,331,763
Energy Equipment and Services — 0.8%
Halliburton Co.	1,161,234	53,416,764
Equity Real Estate Investment Trusts (REITs) — 1.1%
Simon Property Group, Inc.	418,575	77,838,207
Food and Staples Retailing — 2.1%
Kroger Co. (The)	2,094,608	64,890,956
Wal-Mart Stores, Inc.	1,148,419	80,412,298
		145,303,254
Food Products — 0.9%
Hormel Foods Corp.	1,215,834	46,809,609
Mead Johnson Nutrition Co.	210,957	15,773,255
		62,582,864
Health Care Equipment and Supplies — 3.4%
C.R. Bard, Inc.	236,297	51,200,834
Cooper Cos., Inc. (The)	159,629	28,101,089
Edwards Lifesciences Corp.(1)	877,307	83,537,173
Intuitive Surgical, Inc.(1)	110,514	74,274,249
		237,113,345

10

	Shares	Value
Health Care Providers and Services — 2.9%
Cardinal Health, Inc.	1,102,227	$75,711,973
Express Scripts Holding Co.(1)	996,716	67,178,658
Quest Diagnostics, Inc.	294,049	23,947,350
VCA, Inc.(1)	613,923	37,731,708
		204,569,689
Health Care Technology — 0.9%
Cerner Corp.(1)	1,070,692	62,721,137
Hotels, Restaurants and Leisure — 0.5%
Las Vegas Sands Corp.	655,147	37,919,908
Household Products — 1.0%
Church & Dwight Co., Inc.	724,817	34,979,668
Procter & Gamble Co. (The)	399,390	34,667,052
		69,646,720
Industrial Conglomerates — 1.8%
3M Co.	758,094	125,312,938
Insurance — 0.6%
American International Group, Inc.	665,241	41,045,370
Internet and Direct Marketing Retail — 5.4%
Amazon.com, Inc.(1)	366,352	289,352,137
Expedia, Inc.	321,703	41,573,679
TripAdvisor, Inc.(1)	762,788	49,184,570
		380,110,386
Internet Software and Services — 10.3%
Alphabet, Inc., Class A(1)	576,639	467,019,926
eBay, Inc.(1)	1,951,755	55,644,535
Facebook, Inc., Class A(1)	1,162,280	152,247,057
VeriSign, Inc.(1)	627,394	52,713,644
		727,625,162
IT Services — 6.1%
Computer Sciences Corp.	518,897	28,253,942
Fiserv, Inc.(1)	1,014,002	99,858,917
Visa, Inc., Class A	3,674,426	303,176,889
		431,289,748
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	1,161,196	50,593,310
Illumina, Inc.(1)	106,181	14,455,481
Waters Corp.(1)	149,346	20,780,003
		85,828,794
Machinery — 3.5%
Caterpillar, Inc.	699,344	58,367,250
Parker-Hannifin Corp.	302,187	37,093,454
WABCO Holdings, Inc.(1)	752,295	74,070,966
Wabtec Corp.	1,040,808	80,464,867
		249,996,537
Media — 4.6%
Comcast Corp., Class A	3,314,892	204,926,623
Sirius XM Holdings, Inc.(1)	7,738,099	32,267,873
Walt Disney Co. (The)	918,105	85,099,153
		322,293,649

11

	Shares	Value
Multiline Retail — 1.2%
Dollar Tree, Inc.(1)	1,129,822	$85,358,052
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	461,870	58,629,778
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	953,728	83,098,321
Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	1,912,477	97,364,204
Johnson & Johnson	279,700	32,442,403
Teva Pharmaceutical Industries Ltd. ADR	411,495	17,587,296
		147,393,903
Road and Rail — 0.7%
Union Pacific Corp.	587,328	51,790,583
Semiconductors and Semiconductor Equipment — 3.1%
ASML Holding NV	564,098	59,756,537
Broadcom Ltd.	369,467	62,912,841
Marvell Technology Group Ltd.	2,238,999	29,174,157
Maxim Integrated Products, Inc.	1,395,470	55,302,476
Xilinx, Inc.	276,723	14,076,899
		221,222,910
Software — 8.8%
Citrix Systems, Inc.(1)	349,104	29,604,019
Electronic Arts, Inc.(1)	843,161	66,205,002
Microsoft Corp.	4,315,518	258,585,839
Oracle Corp.	1,994,856	76,642,368
salesforce.com, Inc.(1)	960,153	72,165,099
Splunk, Inc.(1)	851,405	51,246,067
Symantec Corp.	1,632,278	40,855,918
VMware, Inc., Class A(1)	383,820	30,168,252
		625,472,564
Specialty Retail — 5.8%
Home Depot, Inc. (The)	622,135	75,906,691
O'Reilly Automotive, Inc.(1)	626,515	165,675,627
Ross Stores, Inc.	775,982	48,529,914
TJX Cos., Inc. (The)	1,344,101	99,127,449
Williams-Sonoma, Inc.	507,510	23,457,112
		412,696,793
Technology Hardware, Storage and Peripherals — 5.6%
Apple, Inc.	3,180,034	361,061,061
Hewlett Packard Enterprise Co.	1,624,339	36,498,897
		397,559,958
Textiles, Apparel and Luxury Goods — 1.3%
Carter's, Inc.	554,249	47,853,859
Coach, Inc.	1,165,709	41,837,296
		89,691,155
Tobacco — 2.4%
Altria Group, Inc.	2,036,361	134,644,189
Philip Morris International, Inc.	364,219	35,125,281
		169,769,470

12

	Shares	Value
Trading Companies and Distributors — 0.3%
United Rentals, Inc.(1)	319,814	$24,197,127
TOTAL COMMON STOCKS (Cost $5,514,552,749)		6,990,161,282
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875% - 3.00%, 8/15/45 - 11/15/45, valued at $62,757,281), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $61,523,171)		61,523,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	225,977	225,977
TOTAL TEMPORARY CASH INVESTMENTS (Cost $61,748,977)		61,748,977
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $5,576,301,726)		7,051,910,259
OTHER ASSETS AND LIABILITIES — 0.2%		11,452,231
TOTAL NET ASSETS — 100.0%		$7,063,362,490

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,336,525	USD	1,505,316	UBS AG	12/30/16	$(34,148)
EUR	1,543,936	USD	1,707,447	UBS AG	12/30/16	(7,973)
EUR	1,419,271	USD	1,565,206	UBS AG	12/30/16	(2,956)
USD	53,693,813	EUR	47,760,098	UBS AG	12/30/16	1,122,307
USD	2,221,706	EUR	2,028,214	UBS AG	12/30/16	(10,833)
						$1,066,397

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
210	NASDAQ 100 E-Mini	December 2016	$20,146,350	$(196,574)
387	S&P 500 E-Mini	December 2016	41,023,935	(382,439)
			$61,170,285	$(579,013)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $5,576,301,726)	$7,051,910,259
Cash	83,700
Deposits with broker for futures contracts	2,497,500
Receivable for investments sold	91,667,571
Receivable for capital shares sold	3,065,142
Unrealized appreciation on forward foreign currency exchange contracts	1,122,307
Dividends and interest receivable	2,178,258
7,152,524,737

Liabilities
Payable for investments purchased	77,598,264
Payable for capital shares redeemed	5,705,761
Payable for variation margin on futures contracts	112,451
Unrealized depreciation on forward foreign currency exchange contracts	55,910
Accrued management fees	5,607,969
Distribution and service fees payable	81,892
89,162,247

Net Assets	$7,063,362,490

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,233,972,344
Undistributed net investment income	43,514,609
Undistributed net realized gain	309,779,815
Net unrealized appreciation	1,476,095,722
$7,063,362,490

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,122,549,765	178,854,501	$28.64
Institutional Class, $0.01 Par Value	$1,297,684,502	44,585,581	$29.11
A Class, $0.01 Par Value	$147,133,098	5,280,933	$27.86*
C Class, $0.01 Par Value	$9,379,462	347,721	$26.97
R Class, $0.01 Par Value	$96,414,674	3,525,503	$27.35
R6 Class, $0.01 Par Value	$390,200,989	13,403,858	$29.11
*Maximum offering price $29.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $228,874)	$116,127,080
Interest	81,955
116,209,035

Expenses:
Management fees	68,830,290
Distribution and service fees:
A Class	500,913
C Class	101,791
R Class	508,340
Directors' fees and expenses	263,250
Other expenses	3,169
70,207,753

Net investment income (loss)	46,001,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	330,307,814
Futures contract transactions	3,139,289
Foreign currency transactions	454,920
333,902,023

Change in net unrealized appreciation (depreciation) on:
Investments	(373,785,969)
Futures contracts	(579,013)
Translation of assets and liabilities in foreign currencies	1,066,395
(373,298,587)

Net realized and unrealized gain (loss)	(39,396,564)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,604,718

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$46,001,282	$34,975,654
Net realized gain (loss)	333,902,023	653,565,321
Change in net unrealized appreciation (depreciation)	(373,298,587)	121,810,034
Net increase (decrease) in net assets resulting from operations	6,604,718	810,351,009

Distributions to Shareholders
From net investment income:
Investor Class	(19,299,202)	(16,585,425)
Institutional Class	(8,735,464)	(10,940,258)
A Class	(213,438)	(217,419)
R6 Class	(2,228,096)	(4,181,750)
From net realized gains:
Investor Class	(362,748,942)	(1,198,333,475)
Institutional Class	(103,384,171)	(462,150,035)
A Class	(15,137,419)	(141,524,178)
C Class	(763,235)	(2,779,036)
R Class	(7,186,670)	(29,100,730)
R6 Class	(20,634,765)	(134,632,055)
Decrease in net assets from distributions	(540,331,402)	(2,000,444,361)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(828,721,980)	(329,633,462)

Net increase (decrease) in net assets	(1,362,448,664)	(1,519,726,814)

Net Assets
Beginning of period	8,425,811,154	9,945,537,968
End of period	$7,063,362,490	$8,425,811,154

Undistributed net investment income	$43,514,609	$30,468,660

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 5% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $20,856,808 and $50,592,762, respectively. The effect of interfund transactions on the Statement of Operations was $(3,421,005) in net realized gain (loss) on investment transactions.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $2,712,377,241 and $4,061,434,384, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,330,000,000		1,300,000,000
Sold	8,647,841	$243,040,048	18,485,200	$560,677,873
Issued in reinvestment of distributions	13,248,696	371,360,933	42,695,891	1,180,114,422
Redeemed	(37,793,076)	(1,060,416,668)	(36,577,463)	(1,108,049,747)
	(15,896,539)	(446,015,687)	24,603,628	632,742,548
Institutional Class/Shares Authorized	420,000,000		400,000,000
Sold	6,303,266	179,701,920	11,177,091	340,793,902
Issued in reinvestment of distributions	3,922,377	111,552,414	16,531,989	463,061,000
Redeemed	(21,172,647)	(608,989,395)	(41,473,294)	(1,282,347,776)
	(10,947,004)	(317,735,061)	(13,764,214)	(478,492,874)
A Class/Shares Authorized	200,000,000		300,000,000
Sold	933,876	25,777,376	2,271,840	66,169,613
Issued in reinvestment of distributions	514,611	14,064,308	4,969,965	134,139,352
Redeemed	(5,907,288)	(167,530,067)	(18,241,406)	(540,778,384)
	(4,458,801)	(127,688,383)	(10,999,601)	(340,469,419)
C Class/Shares Authorized	15,000,000		20,000,000
Sold	51,407	1,381,134	61,912	1,753,477
Issued in reinvestment of distributions	21,933	584,089	75,478	2,001,685
Redeemed	(128,450)	(3,356,084)	(126,773)	(3,649,693)
	(55,110)	(1,390,861)	10,617	105,469
R Class/Shares Authorized	30,000,000		30,000,000
Sold	483,186	12,840,380	859,031	24,682,075
Issued in reinvestment of distributions	262,174	7,047,238	1,071,849	28,532,630
Redeemed	(1,131,715)	(30,786,463)	(2,186,151)	(63,135,342)
	(386,355)	(10,898,845)	(255,271)	(9,920,637)
R6 Class/Shares Authorized	95,000,000		80,000,000
Sold	4,427,156	126,197,799	7,521,520	245,615,273
Issued in reinvestment of distributions	804,747	22,862,861	4,961,180	138,813,805
Redeemed	(2,567,545)	(74,053,803)	(17,559,794)	(518,027,627)
	2,664,358	75,006,857	(5,077,094)	(133,598,549)
Net increase (decrease)	(29,079,451)	$(828,721,980)	(5,481,935)	$(329,633,462)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds,

20

credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$6,930,404,745	$59,756,537	—
Temporary Cash Investments	225,977	61,523,000	—
	$6,930,630,722	$121,279,537	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,122,307	—

Liabilities
Other Financial Instruments
Futures Contracts	$579,013	—	—
Forward Foreign Currency Exchange Contracts	—	$55,910	—
	$579,013	$55,910	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to equity price risk derivative instruments held during the period was 422 contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $46,157,376.

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Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts *	—	Payable for variation margin on futures contracts *	$112,451
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,122,307	Unrealized depreciation on forward foreign currency exchange contracts	55,910
		$1,122,307		$168,361

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$3,139,289	Change in net unrealized appreciation (depreciation) on futures contracts	$(579,013)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	486,258	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,066,397
		$3,625,547		$487,384

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$172,892,491	$266,491,180
Long-term capital gains	$367,438,911	$1,733,953,181

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,580,412,374
Gross tax appreciation of investments	$1,585,417,256
Gross tax depreciation of investments	(113,919,371)
Net tax appreciation (depreciation) of investments	1,471,497,885
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(195)
Net tax appreciation (depreciation)	$1,471,497,690
Undistributed ordinary income	$44,581,006
Accumulated long-term gains	$313,311,450

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$30.57	0.16	(0.08)	0.08	(0.10)	(1.91)	(2.01)	$28.64	0.40%	0.98%	0.57%	36%	$5,122,550
2015	$35.39	0.10	2.34	2.44	(0.10)	(7.16)	(7.26)	$30.57	9.07%	0.97%	0.35%	49%	$5,952,798
2014	$33.10	0.11	4.22	4.33	(0.12)	(1.92)	(2.04)	$35.39	13.84%	0.97%	0.32%	103%	$6,021,115
2013	$27.48	0.21	6.53	6.74	(0.25)	(0.87)	(1.12)	$33.10	25.42%	0.97%	0.71%	67%	$6,327,674
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
Institutional Class
2016	$31.03	0.23	(0.08)	0.15	(0.16)	(1.91)	(2.07)	$29.11	0.64%	0.78%	0.77%	36%	$1,297,685
2015	$35.83	0.17	2.36	2.53	(0.17)	(7.16)	(7.33)	$31.03	9.30%	0.77%	0.55%	49%	$1,723,219
2014	$33.49	0.18	4.27	4.45	(0.19)	(1.92)	(2.11)	$35.83	14.03%	0.77%	0.52%	103%	$2,482,606
2013	$27.75	0.27	6.60	6.87	(0.26)	(0.87)	(1.13)	$33.49	25.68%	0.77%	0.91%	67%	$2,842,185
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
A Class
2016	$29.78	0.10	(0.08)	0.02	(0.03)	(1.91)	(1.94)	$27.86	0.18%	1.23%	0.32%	36%	$147,133
2015	$34.65	0.04	2.26	2.30	(0.01)	(7.16)	(7.17)	$29.78	8.78%	1.22%	0.10%	49%	$290,077
2014	$32.45	0.03	4.13	4.16	(0.04)	(1.92)	(1.96)	$34.65	13.53%	1.22%	0.07%	103%	$718,640
2013	$27.00	0.13	6.42	6.55	(0.23)	(0.87)	(1.10)	$32.45	25.14%	1.22%	0.46%	67%	$817,166
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$29.08	(0.11)	(0.09)	(0.20)	—	(1.91)	(1.91)	$26.97	(0.58)%	1.98%	(0.43)%	36%	$9,379
2015	$34.20	(0.19)	2.23	2.04	—	(7.16)	(7.16)	$29.08	7.95%	1.97%	(0.65)%	49%	$11,713
2014	$32.24	(0.22)	4.10	3.88	—	(1.92)	(1.92)	$34.20	12.71%	1.97%	(0.68)%	103%	$13,413
2013	$26.98	(0.08)	6.38	6.30	(0.17)	(0.87)	(1.04)	$32.24	24.16%	1.97%	(0.29)%	67%	$14,489
2012	$25.55	(0.12)	2.46	2.34	—	(0.91)	(0.91)	$26.98	9.55%	1.97%	(0.46)%	74%	$14,084
R Class
2016	$29.31	0.02	(0.07)	(0.05)	—	(1.91)	(1.91)	$27.35	(0.06)%	1.48%	0.07%	36%	$96,415
2015	$34.28	(0.04)	2.23	2.19	—	(7.16)	(7.16)	$29.31	8.50%	1.47%	(0.15)%	49%	$114,672
2014	$32.16	(0.06)	4.10	4.04	—	(1.92)	(1.92)	$34.28	13.26%	1.47%	(0.18)%	103%	$142,845
2013	$26.82	0.06	6.36	6.42	(0.21)	(0.87)	(1.08)	$32.16	24.80%	1.47%	0.21%	67%	$145,337
2012	$25.28	0.01	2.44	2.45	—(3)	(0.91)	(0.91)	$26.82	10.12%	1.47%	0.04%	74%	$115,208
R6 Class
2016	$31.04	0.26	(0.07)	0.19	(0.21)	(1.91)	(2.12)	$29.11	0.76%	0.63%	0.92%	36%	$390,201
2015	$35.84	0.23	2.35	2.58	(0.22)	(7.16)	(7.38)	$31.04	9.46%	0.62%	0.70%	49%	$333,333
2014	$33.51	0.18	4.31	4.49	(0.24)	(1.92)	(2.16)	$35.84	14.20%	0.62%	0.67%	103%	$566,919
2013(4)	$31.22	0.05	2.24	2.29	—	—	—	$33.51	7.34%	0.62%(5)	0.64%(5)	67%(6)	$15,219

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

31

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $114,770,393, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $142,397,105 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2016.

The fund hereby designates $386,121,560, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.
The fund utilized earnings and profits of $21,349,051 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 1612

Annual Report

October 31, 2016

Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	-2.26%	9.93%	9.12%	—	11/10/87
Russell Midcap Growth Index	—	0.40%	12.01%	7.65%	—	—
Institutional Class	ATHIX	-2.07%	10.15%	9.34%	—	6/16/97
A Class	ATHAX					7/11/97
No sales charge		-2.53%	9.64%	8.85%	—
With sales charge		-8.12%	8.35%	8.21%	—
C Class	AHGCX	-3.29%	8.82%	8.04%	—	6/26/01
R Class	ATHWX	-2.75%	9.38%	—	4.96%	9/28/07
R6 Class	ATHDX	-1.93%	—	—	6.58%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $23,961

Russell Midcap Growth Index — $20,907

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond, Greg Walsh, and Nalin Yogasundram

Nalin Yogasundram, senior investment analyst for the fund, was promoted to portfolio manager in March 2016.

Performance Summary

Heritage returned -2.26%* for the 12 months ended October 31, 2016, lagging the 0.40% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

Most U.S. stock indices delivered positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum, however, creating a headwind for our investment style. Within the Russell Midcap Growth Index, the utilities sector had by far the best performance on a total-return basis. Consumer staples and information technology also posted solid gains. Consumer discretionary and health care stocks were significantly lower.

Consumer staples was the top absolute contributing sector for the fund, followed by industrials. Consumer discretionary holdings detracted. The fund’s underperformance relative to the benchmark was driven by stock selection in the information technology sector. Stock choices and an underweight to real estate also detracted. Stock selection in the health care sector aided relative performance.

Information Technology Stocks Led Detractors

In the information technology sector, stock decisions in the internet software and services and information technology services industries detracted significantly. Employment social media site LinkedIn hampered results. Although we were underweight on average relative to the benchmark during the period, we were overweight the stock in February when the company offered weaker-than-expected guidance. The stock rose after Microsoft announced it would acquire LinkedIn, but the portfolio’s position size was smaller and less impactful at that time. As a result of the buyout offer, LinkedIn was eliminated. Private-label credit card company Alliance Data Systems fell on worries about credit trends and foreign exchange weakness because of its Canadian exposure.

Stock selection in the real estate sector detracted, as did an underweight to equity real estate investment trusts (REITs). REITs continued to benefit from low interest rates, but we remain underweight the industry, because we believe valuations for REITs are elevated relative to history, and the group has benefited from declines in interest rates that likely are not sustainable longer term.

Stock selection in the telecommunication services sector hurt performance. SBA Communications declined on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

Other major detractors included an out-of-benchmark holding in high-end furniture retailer Restoration Hardware Holdings, which missed earnings expectations due to delays in getting orders delivered for its new RH Modern line. The company also said it believed stock market volatility early in 2016 caused its customers to spend more cautiously. Investors also questioned the company’s sales strategy as it moves from a promotional to customer-loyalty approach. The holding was eliminated.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Benefited Performance

Stock selection among health care providers and services and pharmaceuticals companies aided performance. The top contributor in the sector was Teleflex, which makes medical devices used in critical care and surgery. The company reported results that beat expectations and gave guidance that was strong relative to the industry. Teleflex’s revenues are accelerating, and it moved to phase two of a restructuring in its manufacturing processes, which should help long-term profitability.

Stock selection in the industrials sector was positive, although an overweight to the sector gave back some of the gain. Marketing analytics and ratings service Nielsen Holdings was a key sector contributor as the stock benefited from the market’s defensive sentiment. The company’s digital advertising ratings service also showed progress.

In consumer staples, Constellation Brands was a major contributor. The producer and marketer of beer, wine, and spirits, continued to see strong sales volume and pricing in its Corona and Modelo brands. Its wine business also showed margin improvement. In consumer discretionary, off-price retailer Burlington Stores reported positive results and offered better-than-expected guidance for same-store sales, driven by strong traffic and sales across multiple categories. Margins are improving at an increasing rate, and earnings per share came in well above guidance. Jarden was a significant contributor. The consumer products firm was acquired by Newell Brands, which was also a portfolio holding and contributor to relative performance for the year.

Outlook

Heritage’s investment process focuses primarily on medium-sized companies with improving business fundamentals. The fund’s positioning remains largely stock specific. As of October 31, 2016, the largest overweights were in industrials and financials, while the largest underweights were in the new real estate sector and in the consumer discretionary sector. Financials had been a significant underweight for the fund for some time as we have avoided REITs, which are likely to suffer once interest rates start to rise. REITs are now included in the real estate sector.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Newell Brands, Inc.	3.0%
Baxter International, Inc.	2.4%
Zoetis, Inc.	2.0%
Ball Corp.	2.0%
Kellogg Co.	1.9%
Electronic Arts, Inc.	1.8%
Middleby Corp. (The)	1.6%
Verisk Analytics, Inc., Class A	1.6%
Equifax, Inc.	1.5%
Vantiv, Inc., Class A	1.5%

Top Five Industries	% of net assets
Software	7.6%
Specialty Retail	6.6%
IT Services	6.5%
Health Care Equipment and Supplies	6.4%
Machinery	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.10	$5.08	1.00%
Institutional Class	$1,000	$1,021.00	$4.06	0.80%
A Class	$1,000	$1,018.80	$6.34	1.25%
C Class	$1,000	$1,015.00	$10.13	2.00%
R Class	$1,000	$1,017.70	$7.61	1.50%
R6 Class	$1,000	$1,021.80	$3.30	0.65%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%
R6 Class	$1,000	$1,021.87	$3.30	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.0%
Airlines — 0.7%
Spirit Airlines, Inc.(1)	741,931	$35,560,753
Auto Components — 0.9%
Delphi Automotive plc	685,028	44,574,772
Banks — 1.5%
BankUnited, Inc.	854,309	24,894,564
SVB Financial Group(1)	266,769	32,617,846
Zions Bancorp	472,638	15,223,670
		72,736,080
Beverages — 2.8%
Constellation Brands, Inc., Class A	370,238	61,874,174
Molson Coors Brewing Co., Class B	459,552	47,706,093
Monster Beverage Corp.(1)	171,037	24,687,481
		134,267,748
Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.(1)	89,203	11,640,991
Alkermes plc(1)	283,472	14,289,824
BioMarin Pharmaceutical, Inc.(1)	356,254	28,685,572
Incyte Corp.(1)	582,241	50,637,500
Neurocrine Biosciences, Inc.(1)	534,920	23,413,448
Puma Biotechnology, Inc.(1)	541,482	20,738,761
		149,406,096
Building Products — 1.5%
Fortune Brands Home & Security, Inc.	806,617	44,065,487
Lennox International, Inc.	209,358	30,543,238
		74,608,725
Capital Markets — 3.6%
Affiliated Managers Group, Inc.(1)	411,801	54,629,521
S&P Global, Inc.	565,405	68,894,599
SEI Investments Co.	1,158,631	51,362,112
		174,886,232
Chemicals — 1.9%
Axalta Coating Systems Ltd.(1)	1,546,604	38,850,692
Ingevity Corp.(1)	533,154	22,072,576
Scotts Miracle-Gro Co. (The), Class A	349,405	30,779,086
		91,702,354
Commercial Services and Supplies — 0.9%
KAR Auction Services, Inc.	1,037,930	44,195,059
Communications Equipment — 0.6%
ARRIS International plc(1)	987,524	27,433,417
Construction Materials — 1.3%
Vulcan Materials Co.	554,518	62,771,438
Consumer Finance — 1.1%
Discover Financial Services	909,775	51,247,626
Containers and Packaging — 2.0%
Ball Corp.	1,224,844	94,398,727

10

	Shares	Value
Distributors — 1.4%
LKQ Corp.(1)	2,149,109	$69,373,238
Diversified Telecommunication Services — 1.4%
SBA Communications Corp., Class A(1)	593,888	67,275,633
Electrical Equipment — 1.1%
Acuity Brands, Inc.	87,865	19,643,978
AMETEK, Inc.	742,961	32,764,580
		52,408,558
Electronic Equipment, Instruments and Components — 2.3%
CDW Corp.	945,848	42,478,034
Dolby Laboratories, Inc., Class A	573,122	27,274,876
Trimble, Inc.(1)	1,410,477	38,985,584
		108,738,494
Equity Real Estate Investment Trusts (REITs) — 2.3%
Crown Castle International Corp.	473,106	43,047,915
Equinix, Inc.	189,031	67,536,996
		110,584,911
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	328,018	48,504,022
Food Products — 4.3%
Blue Buffalo Pet Products, Inc.(1)	1,297,938	32,604,203
Kellogg Co.	1,229,216	92,350,998
Mead Johnson Nutrition Co.	359,435	26,874,955
TreeHouse Foods, Inc.(1)	615,971	53,885,143
		205,715,299
Health Care Equipment and Supplies — 6.4%
Baxter International, Inc.	2,404,486	114,429,489
Edwards Lifesciences Corp.(1)	302,394	28,793,957
Nevro Corp.(1)	302,966	27,848,635
NuVasive, Inc.(1)	664,378	39,683,298
Teleflex, Inc.	436,819	62,521,903
West Pharmaceutical Services, Inc.	489,981	37,253,255
		310,530,537
Health Care Providers and Services — 1.7%
Universal Health Services, Inc., Class B	429,998	51,905,058
VCA, Inc.(1)	487,230	29,945,156
		81,850,214
Hotels, Restaurants and Leisure — 3.9%
Chipotle Mexican Grill, Inc.(1)	63,012	22,732,209
Hilton Worldwide Holdings, Inc.	1,222,901	27,637,562
MGM Resorts International(1)	1,970,105	51,557,648
Panera Bread Co., Class A(1)	155,977	29,754,172
Papa John's International, Inc.	319,968	24,141,586
Vail Resorts, Inc.	199,902	31,872,375
		187,695,552
Household Durables — 3.0%
Newell Brands, Inc.	3,018,773	144,961,479
Internet and Direct Marketing Retail — 1.2%
Duluth Holdings, Inc., Class B(1)	160,298	4,352,091
Expedia, Inc.	415,441	53,687,440
		58,039,531

11

	Shares	Value
Internet Software and Services — 2.2%
CoStar Group, Inc.(1)	318,402	$59,579,382
eBay, Inc.(1)	1,580,766	45,067,639
		104,647,021
IT Services — 6.5%
Alliance Data Systems Corp.(1)	236,874	48,433,627
Booz Allen Hamilton Holding Corp.	1,336,627	40,727,025
Computer Sciences Corp.	440,507	23,985,606
Fidelity National Information Services, Inc.	980,753	72,497,262
Sabre Corp.	2,065,521	53,352,407
Vantiv, Inc., Class A(1)	1,258,755	73,460,942
		312,456,869
Machinery — 5.8%
Ingersoll-Rand plc	557,757	37,531,469
ITT, Inc.	339,219	11,947,293
John Bean Technologies Corp.	383,591	30,629,742
Middleby Corp. (The)(1)	700,038	78,481,260
Snap-on, Inc.	391,033	60,258,185
WABCO Holdings, Inc.(1)	304,374	29,968,664
Xylem, Inc.	665,288	32,153,369
		280,969,982
Media — 1.0%
Charter Communications, Inc., Class A(1)	185,125	46,260,886
Multiline Retail — 1.8%
Dollar General Corp.	372,931	25,765,803
Dollar Tree, Inc.(1)	833,938	63,004,016
		88,769,819
Oil, Gas and Consumable Fuels — 1.9%
Concho Resources, Inc.(1)	435,919	55,335,558
Gulfport Energy Corp.(1)	774,189	18,665,697
Newfield Exploration Co.(1)	394,472	16,011,618
		90,012,873
Pharmaceuticals — 2.6%
Catalent, Inc.(1)	1,380,707	31,493,927
Zoetis, Inc.	1,998,233	95,515,537
		127,009,464
Professional Services — 3.2%
Equifax, Inc.	598,801	74,233,360
Nielsen Holdings plc	106,157	4,779,188
Verisk Analytics, Inc., Class A(1)	953,965	77,795,846
		156,808,394
Road and Rail — 2.9%
Canadian Pacific Railway Ltd., New York Shares	449,501	64,260,663
J.B. Hunt Transport Services, Inc.	292,798	23,895,245
Norfolk Southern Corp.	553,499	51,475,407
		139,631,315
Semiconductors and Semiconductor Equipment — 3.6%
Applied Materials, Inc.	919,747	26,746,243
Broadcom Ltd.	413,976	70,491,833
Cavium, Inc.(1)	483,854	27,313,558

12

	Shares	Value
KLA-Tencor Corp.	629,771	$47,302,100
		171,853,734
Software — 7.6%
CDK Global, Inc.	736,892	40,241,672
Electronic Arts, Inc.(1)	1,135,564	89,164,485
Guidewire Software, Inc.(1)	631,204	36,262,670
Manhattan Associates, Inc.(1)	394,840	19,994,698
ServiceNow, Inc.(1)	610,405	53,660,704
Splunk, Inc.(1)	531,350	31,981,956
Symantec Corp.	1,436,890	35,965,357
Tyler Technologies, Inc.(1)	357,341	57,317,496
		364,589,038
Specialty Retail — 6.6%
AutoZone, Inc.(1)	75,101	55,736,958
Burlington Stores, Inc.(1)	469,566	35,189,276
L Brands, Inc.	493,147	35,600,282
Michaels Cos., Inc. (The)(1)	756,646	17,592,020
O'Reilly Automotive, Inc.(1)	182,375	48,227,245
Ross Stores, Inc.	1,055,417	66,005,779
Ulta Salon Cosmetics & Fragrance, Inc.(1)	159,467	38,804,700
Williams-Sonoma, Inc.	476,660	22,031,225
		319,187,485
Textiles, Apparel and Luxury Goods — 1.4%
Coach, Inc.	669,056	24,012,420
Under Armour, Inc., Class A(1)	669,216	20,812,618
Under Armour, Inc., Class C(1)	832,797	21,536,130
		66,361,168
TOTAL COMMON STOCKS (Cost $4,063,379,927)		4,772,024,543
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 8/15/45, valued at $44,364,688), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $43,493,121)		43,493,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	130,957	130,957
TOTAL TEMPORARY CASH INVESTMENTS (Cost $43,623,957)		43,623,957
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $4,107,003,884)		4,815,648,500
OTHER ASSETS AND LIABILITIES — 0.1%		4,305,040
TOTAL NET ASSETS — 100.0%		$4,819,953,540

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,593,827	USD	1,945,272	Morgan Stanley	12/30/16	$(10,562)
USD	59,384,193	CAD	78,620,514	Morgan Stanley	12/30/16	741,913
USD	1,590,306	CAD	2,084,350	Morgan Stanley	12/30/16	35,609
						$766,960

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $4,107,003,884)	$4,815,648,500
Foreign currency holdings, at value (cost of $17,853)	14,116
Receivable for investments sold	53,381,352
Receivable for capital shares sold	1,601,247
Unrealized appreciation on forward foreign currency exchange contracts	777,522
Dividends and interest receivable	460,260
4,871,882,997

Liabilities
Payable for investments purchased	43,277,635
Payable for capital shares redeemed	4,243,722
Unrealized depreciation on forward foreign currency exchange contracts	10,562
Accrued management fees	4,161,026
Distribution and service fees payable	236,512
51,929,457

Net Assets	$4,819,953,540

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,735,725,574
Accumulated net investment loss	(13,600,943)
Undistributed net realized gain	388,393,591
Net unrealized appreciation	709,435,318
$4,819,953,540

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,823,111,885	179,666,565	$21.28
Institutional Class, $0.01 Par Value	$155,694,555	6,969,759	$22.34
A Class, $0.01 Par Value	$570,298,448	28,516,980	$20.00*
C Class, $0.01 Par Value	$103,292,365	6,103,642	$16.92
R Class, $0.01 Par Value	$43,874,806	2,183,138	$20.10
R6 Class, $0.01 Par Value	$123,681,481	5,506,441	$22.46
*Maximum offering price $21.22 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $105,539)	$40,072,845
Interest	46,325
40,119,170

Expenses:
Management fees	50,417,780
Distribution and service fees:
A Class	1,673,046
C Class	1,176,633
R Class	236,929
Directors' fees and expenses	178,561
Other expenses	1,133
53,684,082

Net investment income (loss)	(13,564,912)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	392,508,845
Foreign currency transactions	50,431
392,559,276

Change in net unrealized appreciation (depreciation) on:
Investments	(513,629,376)
Translation of assets and liabilities in foreign currencies	1,991,115
(511,638,261)

Net realized and unrealized gain (loss)	(119,078,985)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(132,643,897)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$(13,564,912)	$(27,685,605)
Net realized gain (loss)	392,559,276	705,799,339
Change in net unrealized appreciation (depreciation)	(511,638,261)	(281,251,446)
Net increase (decrease) in net assets resulting from operations	(132,643,897)	396,862,288

Distributions to Shareholders
From net realized gains:
Investor Class	(476,523,199)	(627,197,211)
Institutional Class	(18,120,987)	(26,142,114)
A Class	(91,679,856)	(127,268,570)
B Class	—	(380,363)
C Class	(17,882,234)	(21,063,349)
R Class	(6,346,684)	(8,236,815)
R6 Class	(10,943,140)	(7,912,123)
Decrease in net assets from distributions	(621,496,100)	(818,200,545)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(28,900,566)	260,661,006

Net increase (decrease) in net assets	(783,040,563)	(160,677,251)

Net Assets
Beginning of period	5,602,994,103	5,763,671,354
End of period	$4,819,953,540	$5,602,994,103

Accumulated net investment loss	$(13,600,943)	$(22,293,754)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $23,679,433 and $48,754,362, respectively. The effect of interfund transactions on the Statement of Operations was $5,890,088 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $3,137,716,337 and $3,722,636,447, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,270,000,000		1,160,000,000
Sold	12,665,346	$267,899,742	17,995,858	$448,520,966
Issued in reinvestment of distributions	21,839,340	461,902,032	27,126,049	608,166,025
Redeemed	(31,751,604)	(680,380,619)	(33,649,543)	(842,439,307)
	2,753,082	49,421,155	11,472,364	214,247,684
Institutional Class/Shares Authorized	120,000,000		120,000,000
Sold	1,961,747	44,663,069	1,797,320	46,415,350
Issued in reinvestment of distributions	791,046	17,529,582	1,077,578	25,139,900
Redeemed	(2,170,480)	(48,819,503)	(3,638,578)	(94,836,634)
	582,313	13,373,148	(763,680)	(23,281,384)
A Class/Shares Authorized	450,000,000		510,000,000
Sold	4,766,511	97,356,035	8,462,173	201,503,323
Issued in reinvestment of distributions	4,477,628	89,194,354	5,811,176	123,894,272
Redeemed	(14,972,490)	(301,149,639)	(13,756,959)	(323,412,390)
	(5,728,351)	(114,599,250)	516,390	1,985,205
B Class/Shares Authorized	N/A		30,000,000
Sold			4,258	96,931
Issued in reinvestment of distributions			16,976	350,214
Redeemed			(126,015)	(2,818,601)
			(104,781)	(2,371,456)
C Class/Shares Authorized	80,000,000		85,000,000
Sold	707,195	12,265,998	1,322,874	27,092,021
Issued in reinvestment of distributions	944,287	16,015,100	956,169	17,861,230
Redeemed	(2,151,091)	(36,799,144)	(1,240,586)	(25,713,987)
	(499,609)	(8,518,046)	1,038,457	19,239,264
R Class/Shares Authorized	40,000,000		40,000,000
Sold	605,044	12,283,208	979,206	23,473,597
Issued in reinvestment of distributions	315,250	6,323,925	382,413	8,225,706
Redeemed	(1,025,372)	(20,375,900)	(1,322,788)	(31,758,123)
	(105,078)	(1,768,767)	38,831	(58,820)
R6 Class/Shares Authorized	60,000,000		50,000,000
Sold	2,752,948	61,715,522	2,929,320	76,749,542
Issued in reinvestment of distributions	491,826	10,943,140	338,414	7,912,123
Redeemed	(1,744,390)	(39,467,468)	(1,287,420)	(33,761,152)
	1,500,384	33,191,194	1,980,314	50,900,513
Net increase (decrease)	(1,497,259)	$(28,900,566)	14,177,895	$260,661,006

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds,

21

credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,772,024,543	—	—
Temporary Cash Investments	130,957	$43,493,000	—
	$4,772,155,500	$43,493,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$777,522	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,562	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $78,614,877.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $777,522 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,562 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $56,001 in net realized gain (loss) on foreign currency transactions and $1,991,369 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$621,496,100	$818,200,545

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,110,944,858
Gross tax appreciation of investments	$836,374,751
Gross tax depreciation of investments	(131,671,109)
Net tax appreciation (depreciation) of investments	704,703,642
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	23,742
Net tax appreciation (depreciation)	$704,727,384
Undistributed ordinary income	—
Accumulated long-term gains	$392,334,565
Late-year ordinary loss deferral	$(12,833,983)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$24.59	(0.05)	(0.53)	(0.58)	(2.73)	$21.28	(2.26)%	1.00%	(0.21)%	62%	$3,823,112
2015	$26.89	(0.11)	1.66	1.55	(3.85)	$24.59	7.11%	1.00%	(0.42)%	62%	$4,349,601
2014	$28.45	(0.14)	2.18	2.04	(3.60)	$26.89	8.33%	1.00%	(0.55)%	73%	$4,449,377
2013	$22.44	(0.07)	6.55	6.48	(0.47)	$28.45	29.43%	1.00%	(0.29)%	70%	$3,016,930
2012	$20.51	(0.06)	1.99	1.93	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
Institutional Class
2016	$25.62	—(4)	(0.55)	(0.55)	(2.73)	$22.34	(2.07)%	0.80%	(0.01)%	62%	$155,695
2015	$27.81	(0.06)	1.72	1.66	(3.85)	$25.62	7.33%	0.80%	(0.22)%	62%	$163,670
2014	$29.25	(0.09)	2.25	2.16	(3.60)	$27.81	8.53%	0.80%	(0.35)%	73%	$198,895
2013	$23.01	(0.02)	6.73	6.71	(0.47)	$29.25	29.70%	0.80%	(0.09)%	70%	$243,548
2012	$20.99	(0.01)	2.03	2.02	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
A Class
2016	$23.33	(0.09)	(0.51)	(0.60)	(2.73)	$20.00	(2.53)%	1.25%	(0.46)%	62%	$570,298
2015	$25.78	(0.16)	1.56	1.40	(3.85)	$23.33	6.88%	1.25%	(0.67)%	62%	$798,879
2014	$27.48	(0.20)	2.10	1.90	(3.60)	$25.78	8.04%	1.25%	(0.80)%	73%	$869,381
2013	$21.74	(0.13)	6.34	6.21	(0.47)	$27.48	29.13%	1.25%	(0.54)%	70%	$1,092,574
2012	$19.92	(0.11)	1.93	1.82	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$20.31	(0.21)	(0.45)	(0.66)	(2.73)	$16.92	(3.29)%	2.00%	(1.21)%	62%	$103,292
2015	$23.10	(0.30)	1.36	1.06	(3.85)	$20.31	6.09%	2.00%	(1.42)%	62%	$134,096
2014	$25.16	(0.35)	1.89	1.54	(3.60)	$23.10	7.25%	2.00%	(1.55)%	73%	$128,522
2013	$20.09	(0.28)	5.82	5.54	(0.47)	$25.16	28.10%	2.00%	(1.29)%	70%	$139,064
2012	$18.55	(0.25)	1.79	1.54	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
R Class
2016	$23.48	(0.15)	(0.50)	(0.65)	(2.73)	$20.10	(2.75)%	1.50%	(0.71)%	62%	$43,875
2015	$25.97	(0.22)	1.58	1.36	(3.85)	$23.48	6.60%	1.50%	(0.92)%	62%	$53,731
2014	$27.72	(0.27)	2.12	1.85	(3.60)	$25.97	7.80%	1.50%	(1.05)%	73%	$58,426
2013	$21.99	(0.20)	6.40	6.20	(0.47)	$27.72	28.74%	1.50%	(0.79)%	70%	$54,129
2012	$20.20	(0.16)	1.95	1.79	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
R6 Class
2016	$25.72	0.03	(0.56)	(0.53)	(2.73)	$22.46	(1.93)%	0.65%	0.14%	62%	$123,681
2015	$27.86	(0.02)	1.73	1.71	(3.85)	$25.72	7.48%	0.65%	(0.07)%	62%	$103,017
2014	$29.25	(0.07)	2.28	2.21	(3.60)	$27.86	8.72%	0.65%	(0.20)%	73%	$56,442
2013(3)	$27.22	—(4)	2.03	2.03	—	$29.25	7.46%	0.65%(5)	(0.07)%(5)	70%(6)	$74

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

32

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $621,496,100, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 1612

Annual Report

October 31, 2016

New Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	-1.93%	10.03%	6.46%	—	12/26/96
Russell 2500 Growth Index	—	0.00%	11.69%	7.72%	—	—
Institutional Class	TWNIX	-1.80%	10.25%	—	11.04%	3/1/10
A Class	TWNAX					3/1/10
No sales charge		-2.15%	9.76%	—	10.55%
With sales charge		-7.77%	8.48%	—	9.58%
C Class	TWNCX	-2.89%	8.96%	—	9.73%	3/1/10
R Class	TWNRX	-2.39%	9.51%	—	10.28%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $18,715

Russell 2500 Growth Index — $21,039

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.50%	1.30%	1.75%	2.50%	2.00%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jackie Wagner

Performance Summary

New Opportunities returned -1.93%* for the 12 months ended October 31, 2016, lagging the 0.00% return of the portfolio’s benchmark, the Russell 2500 Growth Index.

Most U.S. stock indices delivered positive returns during the reporting period, but value stocks outperformed growth stocks by a wide margin, creating a headwind for the fund’s investment style. Performance for the fund’s benchmark, the Russell 2500 Growth Index, was flat. Within the benchmark, utilities and telecommunication services—sectors considered more defensive because of their higher dividend yields—posted the best returns by far on a total-return basis. Materials, real estate, industrials, and information technology stocks also performed well. Energy was the worst-performing sector, and health care stocks also declined sharply.

New Opportunities received solid positive absolute contributions from its energy and industrials holdings, while information technology and consumer discretionary holdings detracted. Stock decisions in the information technology and consumer discretionary sectors were key performance detractors relative to the Russell index. Stock selection in the health care and energy sectors benefited relative performance.

Information Technology Stocks Hampered Relative Results

Stock choices in the software and information technology services industries led relative detractors in the information technology sector. Qlik Technologies was a significant detractor in the sector. The stock underperformed as the provider of business intelligence and analytics software missed analyst expectations and offered weak guidance. The company’s growth rate was hampered by foreign exchange rates, and it faced increased competition. We sold our position.

Stock selection in the consumer discretionary sector also detracted. ClubCorp Holdings, which operates golf courses and sports clubs, detracted as rainy weather hurt membership growth in Texas and Atlanta. Non-benchmark holding Signet Jewelers suffered along with most mall retailers due to poor traffic during the cool spring. The company offered somewhat weak guidance as well. Investors also worried about the company’s credit book. High-end furniture retailer Restoration Hardware detracted. The company missed earnings expectations due to delays in getting orders delivered for its new RH Modern line. The company also said it believed stock market volatility early in 2016 caused its customers to spend more cautiously. Investors also questioned the company’s sales strategy as it moves from a promotional to customer-loyalty approach. ClubCorp, Signet, and Restoration Hardware were eliminated from the portfolio.

Other significant detractors include Adeptus Health. The stock underperformed, as same-store volume growth and cash collections slowed, and the company announced management changes. In the industrials sector, executive search firm Korn/Ferry International reported weaker trends and lowered guidance significantly. Management was unclear about the reasons for the weakness but noted a summer malaise in executive search. We eliminated our position in the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care Stocks Aided Performance

Stock selection in the health care sector benefited performance, especially in the health care technology industry. Cotiviti Holdings, an initial public offering during the reporting period, was a significant industry contributor. The firm helps insurers detect mistakes and fraudulent claims and improve efficiencies. Given that health care costs are rising faster than gross domestic product and market penetration for Cotiviti’s services is only about 30%, the business has strong growth potential with high margins and scalability. Evolent Health, a technology company focused on helping large provider groups manage population health and financial risk, reported revenues that exceeded expectations. The company said that by mid-year the number of patients managed had already reached levels expected by the end of 2016. Evolent also announced a new customer win that added more people to the platform and completed the acquisition of a large competitor. Medical device firm Nevro outperformed on significantly better-than-expected results and market-share gains for its spinal cord stimulation system.

Stock decisions in energy aided performance. Non-benchmark holding Enviva Partners was a top contributor. The company makes and distributes wood pellets and other wood fuel products, primarily for the UK and European utility markets. Using long-term take-or-pay contracts and periodically acquiring additional pellet facilities, the company should continue to grow distributable cash flow and offer an attractive dividend.

In information technology, LogMeIn was a top contributor. The remote access software company provides cloud-based connectivity services for collaboration. LogMeIn reported better-than-expected results with margin expansion and announced a merger with the “Go To” division of Citrix, a transaction we believe may be highly accretive.

Outlook

New Opportunities’ investment process focuses on small and mid-sized companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index. As of October 31, 2016, financials and energy were the largest overweights relative to the Russell index, while real estate, industrials, and telecommunication services represented the largest underweights.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
CDW Corp.	1.6%
LogMeIn, Inc.	1.5%
Newell Brands, Inc.	1.4%
Tyler Technologies, Inc.	1.3%
John Bean Technologies Corp.	1.3%
Aramark	1.3%
Ball Corp.	1.2%
Synchronoss Technologies, Inc.	1.2%
HealthEquity, Inc.	1.2%
Fortune Brands Home & Security, Inc.	1.2%

Top Five Industries	% of net assets
Machinery	6.0%
Internet Software and Services	5.8%
Biotechnology	4.7%
IT Services	4.6%
Health Care Equipment and Supplies	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,031.40	$6.89	1.35%
Investor Class (before waiver)	$1,000	$1,031.40(2)	$7.66	1.50%
Institutional Class (after waiver)	$1,000	$1,032.00	$5.87	1.15%
Institutional Class (before waiver)	$1,000	$1,032.00(2)	$6.64	1.30%
A Class (after waiver)	$1,000	$1,030.90	$8.17	1.60%
A Class (before waiver)	$1,000	$1,030.90(2)	$8.93	1.75%
C Class (after waiver)	$1,000	$1,027.10	$11.97	2.35%
C Class (before waiver)	$1,000	$1,027.10(2)	$12.74	2.50%
R Class (after waiver)	$1,000	$1,029.30	$9.44	1.85%
R Class (before waiver)	$1,000	$1,029.30(2)	$10.20	2.00%
Hypothetical
Investor Class (after waiver)	$1,000	$1,018.35	$6.85	1.35%
Investor Class (before waiver)	$1,000	$1,017.60	$7.61	1.50%
Institutional Class (after waiver)	$1,000	$1,019.36	$5.84	1.15%
Institutional Class (before waiver)	$1,000	$1,018.60	$6.60	1.30%
A Class (after waiver)	$1,000	$1,017.09	$8.11	1.60%
A Class (before waiver)	$1,000	$1,016.34	$8.87	1.75%
C Class (after waiver)	$1,000	$1,013.32	$11.89	2.35%
C Class (before waiver)	$1,000	$1,012.57	$12.65	2.50%
R Class (after waiver)	$1,000	$1,015.84	$9.37	1.85%
R Class (before waiver)	$1,000	$1,015.08	$10.13	2.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 97.5%
Aerospace and Defense — 1.4%
B/E Aerospace, Inc.	14,730	$876,730
Mercury Systems, Inc.(1)	47,931	1,331,523
		2,208,253
Air Freight and Logistics — 0.9%
XPO Logistics, Inc.(1)	46,541	1,532,595
Airlines — 0.5%
Alaska Air Group, Inc.	12,252	884,839
Auto Components — 1.3%
Drew Industries, Inc.	11,870	1,062,958
Tenneco, Inc.(1)	19,597	1,079,207
		2,142,165
Banks — 2.3%
Cathay General Bancorp	32,913	985,745
FCB Financial Holdings, Inc., Class A(1)	40,817	1,522,474
SVB Financial Group(1)	9,730	1,189,687
		3,697,906
Beverages — 1.2%
Coca-Cola Bottling Co. Consolidated	9,094	1,284,982
MGP Ingredients, Inc.	19,715	694,165
		1,979,147
Biotechnology — 4.7%
ACADIA Pharmaceuticals, Inc.(1)	10,468	244,009
Aimmune Therapeutics, Inc.(1)	19,457	316,760
Alder Biopharmaceuticals, Inc.(1)	10,459	253,631
Alkermes plc(1)	15,087	760,536
Alnylam Pharmaceuticals, Inc.(1)	10,173	362,159
Bluebird Bio, Inc.(1)	2,219	105,957
Cepheid(1)	6,537	345,807
Exelixis, Inc.(1)	26,125	276,664
Flexion Therapeutics, Inc.(1)	18,116	346,016
Genomic Health, Inc.(1)	16,525	492,610
Ionis Pharmaceuticals, Inc.(1)	12,844	333,687
Kite Pharma, Inc.(1)	5,621	248,954
Neurocrine Biosciences, Inc.(1)	12,039	526,947
Ophthotech Corp.(1)	3,847	137,799
Opko Health, Inc.(1)	31,379	295,590
Prothena Corp. plc(1)	5,348	255,741
Puma Biotechnology, Inc.(1)	4,407	168,788
Radius Health, Inc.(1)	8,418	361,300
Sarepta Therapeutics, Inc.(1)	4,928	193,375
Seattle Genetics, Inc.(1)	10,348	534,992
Spark Therapeutics, Inc.(1)	6,002	282,154
TESARO, Inc.(1)	3,953	477,839
Ultragenyx Pharmaceutical, Inc.(1)	5,117	301,852
		7,623,167

10

	Shares	Value
Building Products — 2.5%
Fortune Brands Home & Security, Inc.	34,325	$1,875,175
Lennox International, Inc.	9,136	1,332,851
Masonite International Corp.(1)	15,493	881,552
		4,089,578
Capital Markets — 3.2%
Affiliated Managers Group, Inc.(1)	3,762	499,067
CBOE Holdings, Inc.	20,009	1,264,769
Evercore Partners, Inc., Class A	18,686	1,004,372
MarketAxess Holdings, Inc.	4,662	702,843
MSCI, Inc., Class A	22,520	1,805,879
		5,276,930
Chemicals — 2.1%
Ingevity Corp.(1)	24,977	1,034,048
Scotts Miracle-Gro Co. (The), Class A	14,271	1,257,132
Valvoline, Inc.(1)	51,055	1,041,522
		3,332,702
Commercial Services and Supplies — 1.5%
Advanced Disposal Services, Inc.(1)	61,279	1,227,418
Multi-Color Corp.	19,016	1,234,614
		2,462,032
Communications Equipment — 0.4%
Ciena Corp.(1)	35,593	689,792
Construction and Engineering — 0.9%
Granite Construction, Inc.	29,365	1,443,583
Construction Materials — 1.2%
Forterra, Inc.(1)	47,969	825,067
Summit Materials, Inc., Class A(1)	61,140	1,145,763
		1,970,830
Containers and Packaging — 2.8%
Ball Corp.	25,921	1,997,731
Berry Plastics Group, Inc.(1)	21,625	946,094
Sealed Air Corp.	35,428	1,616,580
		4,560,405
Distributors — 1.1%
LKQ Corp.(1)	52,873	1,706,740
Diversified Consumer Services — 2.2%
Bright Horizons Family Solutions, Inc.(1)	22,197	1,485,201
Chegg, Inc.(1)	168,285	1,119,095
Nord Anglia Education, Inc.(1)	46,431	1,000,124
		3,604,420
Electrical Equipment — 0.4%
AMETEK, Inc.	16,338	720,506
Electronic Equipment, Instruments and Components — 3.6%
Belden, Inc.	22,925	1,485,769
CDW Corp.	57,324	2,574,421
Dolby Laboratories, Inc., Class A	23,793	1,132,309
Orbotech Ltd.(1)	23,322	639,023
		5,831,522
Energy Equipment and Services — 0.5%
US Silica Holdings, Inc.	16,458	760,195

11

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 2.9%
CyrusOne, Inc.	29,596	$1,320,278
Healthcare Trust of America, Inc., Class A	42,312	1,294,747
PS Business Parks, Inc.	5,874	644,906
Sun Communities, Inc.	18,026	1,386,740
		4,646,671
Food Products — 3.6%
AdvancePierre Foods Holdings, Inc.	59,311	1,658,336
Amplify Snack Brands, Inc.(1)	39,959	579,006
B&G Foods, Inc.	23,729	1,006,110
Blue Buffalo Pet Products, Inc.(1)	42,171	1,059,335
TreeHouse Foods, Inc.(1)	17,321	1,515,241
		5,818,028
Health Care Equipment and Supplies — 4.6%
Cooper Cos., Inc. (The)	8,759	1,541,934
Endologix, Inc.(1)	33,976	355,389
Merit Medical Systems, Inc.(1)	74,880	1,643,616
Nevro Corp.(1)	7,702	707,968
NuVasive, Inc.(1)	26,849	1,603,691
STERIS plc	14,476	967,286
Teleflex, Inc.	4,727	676,576
		7,496,460
Health Care Providers and Services — 3.7%
Adeptus Health, Inc., Class A(1)	23,466	706,796
American Renal Associates Holdings, Inc.(1)	66,114	1,167,573
Envision Healthcare Holdings, Inc.(1)	36,399	719,972
HealthEquity, Inc.(1)	58,686	1,950,136
VCA, Inc.(1)	23,459	1,441,790
		5,986,267
Health Care Technology — 1.4%
Cotiviti Holdings, Inc.(1)	47,412	1,463,609
Evolent Health, Inc.(1)	34,500	726,225
		2,189,834
Hotels, Restaurants and Leisure — 3.8%
Aramark	55,789	2,077,024
Cedar Fair LP	19,516	1,109,485
Papa John's International, Inc.	14,903	1,124,431
Texas Roadhouse, Inc.	17,271	699,821
Vail Resorts, Inc.	7,557	1,204,888
		6,215,649
Household Durables — 2.2%
Newell Brands, Inc.	48,028	2,306,305
SodaStream International Ltd.(1)	24,705	639,365
Universal Electronics, Inc.(1)	8,404	589,541
		3,535,211
Insurance — 1.8%
Arthur J. Gallagher & Co.	29,043	1,400,744
First American Financial Corp.	19,523	762,568
James River Group Holdings Ltd.	20,370	766,727
		2,930,039

12

	Shares	Value
Internet Software and Services — 5.8%
2U, Inc.(1)	31,693	$1,104,818
Cornerstone OnDemand, Inc.(1)	18,800	776,440
CoStar Group, Inc.(1)	7,740	1,448,309
Five9, Inc.(1)	65,923	944,017
LogMeIn, Inc.	25,067	2,381,365
Q2 Holdings, Inc.(1)	39,004	1,096,013
Shopify, Inc., Class A(1)	21,445	888,895
Wix.com Ltd.(1)	18,645	745,800
		9,385,657
IT Services — 4.6%
Acxiom Corp.(1)	39,102	921,243
Booz Allen Hamilton Holding Corp.	42,388	1,291,562
Broadridge Financial Solutions, Inc.	25,446	1,645,338
Computer Sciences Corp.	20,415	1,111,597
Sabre Corp.	52,144	1,346,880
Vantiv, Inc., Class A(1)	20,513	1,197,139
		7,513,759
Leisure Products — 1.2%
Brunswick Corp.	31,979	1,391,086
Nautilus, Inc.(1)	34,528	607,693
		1,998,779
Life Sciences Tools and Services — 1.9%
INC Research Holdings, Inc., Class A(1)	34,015	1,554,486
Patheon NV(1)	63,085	1,601,728
		3,156,214
Machinery — 6.0%
CIRCOR International, Inc.	14,095	758,029
ITT, Inc.	30,357	1,069,173
John Bean Technologies Corp.	26,365	2,105,245
Middleby Corp. (The)(1)	15,345	1,720,328
Mueller Water Products, Inc., Class A	83,246	1,025,591
Snap-on, Inc.	10,250	1,579,525
WABCO Holdings, Inc.(1)	15,658	1,541,687
		9,799,578
Media — 0.9%
Interpublic Group of Cos., Inc. (The)	68,352	1,530,401
Multiline Retail — 0.6%
Ollie's Bargain Outlet Holdings, Inc.(1)	33,609	919,206
Oil, Gas and Consumable Fuels — 2.1%
Diamondback Energy, Inc.(1)	8,488	774,870
Eclipse Resources Corp.(1)	285,811	783,122
Enviva Partners, LP	35,836	976,531
Newfield Exploration Co.(1)	21,551	874,755
		3,409,278
Paper and Forest Products — 0.8%
KapStone Paper and Packaging Corp.	68,239	1,237,856
Pharmaceuticals — 2.1%
Aerie Pharmaceuticals, Inc.(1)	7,478	248,644
Akorn, Inc.(1)	12,100	289,795
Catalent, Inc.(1)	61,510	1,403,043

13

	Shares	Value
Horizon Pharma plc(1)	44,404	$742,435
Medicines Co. (The)(1)	8,327	274,375
Pacira Pharmaceuticals, Inc.(1)	8,134	258,661
Supernus Pharmaceuticals, Inc.(1)	9,728	192,614
		3,409,567
Real Estate Management and Development — 0.6%
FirstService Corp.	23,957	970,747
Semiconductors and Semiconductor Equipment — 2.6%
Cavium, Inc.(1)	18,308	1,033,486
Inphi Corp.(1)	20,240	750,904
Microsemi Corp.(1)	41,482	1,747,637
Monolithic Power Systems, Inc.	9,663	761,541
		4,293,568
Software — 4.4%
CDK Global, Inc.	19,954	1,089,688
RingCentral, Inc., Class A(1)	56,148	1,162,264
ServiceNow, Inc.(1)	9,660	849,211
Synchronoss Technologies, Inc.(1)	53,812	1,975,438
Tyler Technologies, Inc.(1)	13,130	2,106,052
		7,182,653
Specialty Retail — 2.0%
Burlington Stores, Inc.(1)	19,999	1,498,725
Five Below, Inc.(1)	16,195	608,608
Foot Locker, Inc.	16,835	1,124,073
		3,231,406
Textiles, Apparel and Luxury Goods — 0.9%
Coach, Inc.	18,015	646,559
Hanesbrands, Inc.	30,559	785,366
		1,431,925
Trading Companies and Distributors — 2.3%
HD Supply Holdings, Inc.(1)	48,209	1,590,897
MRC Global, Inc.(1)	80,102	1,180,703
SiteOne Landscape Supply, Inc.(1)	32,453	1,011,885
		3,783,485
TOTAL COMMON STOCKS (Cost $141,137,492)		158,589,545
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $4,801,575), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $4,704,013)		4,704,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,989	17,989
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,721,989)		4,721,989
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $145,859,481)		163,311,534
OTHER ASSETS AND LIABILITIES — (0.4)%		(581,053)
TOTAL NET ASSETS — 100.0%		$162,730,481

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	59,632	USD	45,112	Morgan Stanley	12/30/16	$(633)
CAD	63,359	USD	48,177	Morgan Stanley	12/30/16	(918)
CAD	153,352	USD	114,630	Morgan Stanley	12/30/16	(246)
CAD	36,654	USD	27,364	Morgan Stanley	12/30/16	(24)
USD	1,131,322	CAD	1,497,791	Morgan Stanley	12/30/16	14,134
						$12,313

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $145,859,481)	$163,311,534
Receivable for investments sold	2,734,714
Receivable for capital shares sold	9,469
Unrealized appreciation on forward foreign currency exchange contracts	14,134
Dividends and interest receivable	2,331
166,072,182

Liabilities
Payable for investments purchased	3,089,092
Payable for capital shares redeemed	57,273
Unrealized depreciation on forward foreign currency exchange contracts	1,821
Accrued management fees	193,096
Distribution and service fees payable	419
3,341,701

Net Assets	$162,730,481

Net Assets Consist of:
Capital (par value and paid-in surplus)	$140,296,596
Accumulated net investment loss	(1,069,948)
Undistributed net realized gain	6,039,467
Net unrealized appreciation	17,464,366
$162,730,481

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$161,432,335	16,369,497	$9.86
Institutional Class, $0.01 Par Value	$58,322	5,824	$10.01
A Class, $0.01 Par Value	$844,217	87,343	$9.67*
C Class, $0.01 Par Value	$136,600	15,001	$9.11
R Class, $0.01 Par Value	$259,007	27,331	$9.48
*Maximum offering price $10.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,083)	$1,137,214
Interest	4,063
1,141,277

Expenses:
Management fees	2,559,031
Distribution and service fees:
A Class	2,122
C Class	1,409
R Class	1,162
Directors' fees and expenses	5,960
Other expenses	578
2,570,262
Fees waived	(255,914)
2,314,348

Net investment income (loss)	(1,173,071)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,135,504
Foreign currency transactions	(14,833)
7,120,671

Change in net unrealized appreciation (depreciation) on:
Investments	(9,850,523)
Translation of assets and liabilities in foreign currencies	27,202
(9,823,321)

Net realized and unrealized gain (loss)	(2,702,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,875,721)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$(1,173,071)	$(1,689,260)
Net realized gain (loss)	7,120,671	21,694,184
Change in net unrealized appreciation (depreciation)	(9,823,321)	(14,188,991)
Net increase (decrease) in net assets resulting from operations	(3,875,721)	5,815,933

Distributions to Shareholders
From net realized gains:
Investor Class	(22,582,859)	(11,647,699)
Institutional Class	(7,129)	(3,143)
A Class	(110,456)	(26,309)
C Class	(20,905)	(5,042)
R Class	(26,875)	(7,030)
Decrease in net assets from distributions	(22,748,224)	(11,689,223)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	472,762	7,979,713

Redemption Fees
Increase in net assets from redemption fees	2,796	11,491

Net increase (decrease) in net assets	(26,148,387)	2,117,914

Net Assets
Beginning of period	188,878,868	186,760,954
End of period	$162,730,481	$188,878,868

Accumulated net investment loss	$(1,069,948)	$(1,539,601)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

19

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class. During the year ended October 31, 2016, the investment advisor agreed to waive 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $253,994, $86, $1,274, $211, and $349 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2016 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.35% for the Investor Class, A Class, C Class and R Class and 1.15% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,035,654 and $2,792,305, respectively. The effect of interfund transactions on the Statement of Operations was $633,720 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $168,260,212 and $189,571,799, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	365,558	$3,513,968	1,400,696	$17,280,896
Issued in reinvestment of distributions	2,143,803	21,137,897	1,005,158	10,905,967
Redeemed	(2,462,757)	(24,399,910)	(1,762,751)	(20,908,191)
	46,604	251,955	643,103	7,278,672
Institutional Class/Shares Authorized	20,000,000		25,000,000
Sold	97	946	658	8,455
Issued in reinvestment of distributions	714	7,129	287	3,143
Redeemed	(51)	(515)	—	—
	760	7,560	945	11,598
A Class/Shares Authorized	15,000,000		20,000,000
Sold	18,054	184,086	48,512	578,726
Issued in reinvestment of distributions	11,381	110,165	2,393	25,627
Redeemed	(18,107)	(184,026)	(8,474)	(99,565)
	11,328	110,225	42,431	504,788
C Class/Shares Authorized	15,000,000		20,000,000
Sold	6,124	57,454	7,590	89,494
Issued in reinvestment of distributions	2,277	20,905	489	5,042
Redeemed	(7,617)	(63,518)	(520)	(6,169)
	784	14,841	7,559	88,367
R Class/Shares Authorized	15,000,000		20,000,000
Sold	10,122	95,401	12,577	138,440
Issued in reinvestment of distributions	2,826	26,875	665	7,030
Redeemed	(3,657)	(34,095)	(4,523)	(49,182)
	9,291	88,181	8,719	96,288
Net increase (decrease)	68,767	$472,762	702,757	$7,979,713

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$157,618,798	$970,747	—
Temporary Cash Investments	17,989	4,704,000	—
	$157,636,787	$5,674,747	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,134	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,821	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,388,529.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $14,134 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,821 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(15,378) in net realized gain (loss) on foreign currency transactions and $27,202 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$22,748,224	$11,689,223

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(1,714,903), accumulated net investment loss $1,642,724, and undistributed net realized gain $72,179.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$146,943,338
Gross tax appreciation of investments	$22,129,528
Gross tax depreciation of investments	(5,761,332)
Net tax appreciation (depreciation) of investments	$16,368,196
Undistributed ordinary income	—
Accumulated long-term gains	$7,123,324
Late-year ordinary loss deferral	$(1,057,635)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.49	(0.07)	(0.15)	(0.22)	(1.41)	$9.86	(1.93)%	1.35%	1.50%	(0.68)%	(0.83)%	100%	$161,432
2015	$11.87	(0.10)	0.48	0.38	(0.76)	$11.49	3.54%	1.39%	1.50%	(0.86)%	(0.97)%	93%	$187,605
2014	$10.93	(0.11)	1.05	0.94	—	$11.87	8.60%	1.48%	1.50%	(0.93)%	(0.95)%	76%	$186,134
2013	$8.13	(0.06)	2.86	2.80	—	$10.93	34.44%	1.50%	1.50%	(0.62)%	(0.62)%	79%	$190,490
2012	$7.47	(0.02)	0.68	0.66	—	$8.13	8.84%	1.50%	1.50%	(0.22)%	(0.22)%	63%	$154,517
Institutional Class
2016	$11.63	(0.05)	(0.16)	(0.21)	(1.41)	$10.01	(1.80)%	1.15%	1.30%	(0.48)%	(0.63)%	100%	$58
2015	$11.98	(0.08)	0.49	0.41	(0.76)	$11.63	3.77%	1.19%	1.30%	(0.66)%	(0.77)%	93%	$59
2014	$11.01	(0.08)	1.05	0.97	—	$11.98	8.81%	1.28%	1.30%	(0.73)%	(0.75)%	76%	$49
2013	$8.17	(0.04)	2.88	2.84	—	$11.01	34.76%	1.30%	1.30%	(0.42)%	(0.42)%	79%	$45
2012	$7.49	—(3)	0.68	0.68	—	$8.17	9.08%	1.30%	1.30%	(0.02)%	(0.02)%	63%	$34
A Class
2016	$11.32	(0.09)	(0.15)	(0.24)	(1.41)	$9.67	(2.15)%	1.60%	1.75%	(0.93)%	(1.08)%	100%	$844
2015	$11.73	(0.13)	0.48	0.35	(0.76)	$11.32	3.31%	1.64%	1.75%	(1.11)%	(1.22)%	93%	$860
2014	$10.83	(0.13)	1.03	0.90	—	$11.73	8.31%	1.73%	1.75%	(1.18)%	(1.20)%	76%	$394
2013	$8.08	(0.08)	2.83	2.75	—	$10.83	34.03%	1.75%	1.75%	(0.87)%	(0.87)%	79%	$322
2012	$7.44	(0.04)	0.68	0.64	—	$8.08	8.60%	1.75%	1.75%	(0.47)%	(0.47)%	63%	$239

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$10.82	(0.16)	(0.14)	(0.30)	(1.41)	$9.11	(2.89)%	2.35%	2.50%	(1.68)%	(1.83)%	100%	$137
2015	$11.33	(0.21)	0.46	0.25	(0.76)	$10.82	2.59%	2.39%	2.50%	(1.86)%	(1.97)%	93%	$154
2014	$10.53	(0.21)	1.01	0.80	—	$11.33	7.50%	2.48%	2.50%	(1.93)%	(1.95)%	76%	$75
2013	$7.91	(0.15)	2.77	2.62	—	$10.53	33.12%	2.50%	2.50%	(1.62)%	(1.62)%	79%	$117
2012	$7.34	(0.09)	0.66	0.57	—	$7.91	7.77%	2.50%	2.50%	(1.22)%	(1.22)%	63%	$80
R Class
2016	$11.15	(0.11)	(0.15)	(0.26)	(1.41)	$9.48	(2.39)%	1.85%	2.00%	(1.18)%	(1.33)%	100%	$259
2015	$11.59	(0.16)	0.48	0.32	(0.76)	$11.15	3.08%	1.89%	2.00%	(1.36)%	(1.47)%	93%	$201
2014	$10.73	(0.16)	1.02	0.86	—	$11.59	8.12%	1.98%	2.00%	(1.43)%	(1.45)%	76%	$108
2013	$8.02	(0.11)	2.82	2.71	—	$10.73	33.67%	2.00%	2.00%	(1.12)%	(1.12)%	79%	$93
2012	$7.40	(0.06)	0.68	0.62	—	$8.02	8.38%	2.00%	2.00%	(0.72)%	(0.72)%	63%	$62

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and ten-year periods and below its benchmark for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

32

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.15% (e.g., the Investor Class unified fee will be reduced from 1.50% to 1.35%) for at least one year, beginning August 1, 2016. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $22,748,224, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90974 1612

Annual Report

October 31, 2016

NT Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLTX	0.49%	11.68%	7.72%	—	5/12/06
Russell 1000 Growth Index	—	2.28%	13.64%	8.21%	—	—
R6 Class	ACDTX	0.58%	—	—	9.52%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Institutional Class — $21,054

Russell 1000 Growth Index — $22,026

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.77%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Senior analyst Justin Brown was promoted to portfolio manager in March 2016. Portfolio manager Prescott LeGard left the firm at that time.

Performance Summary

NT Growth returned 0.49%* for the 12 months ended October 31, 2016, lagging the 2.28% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

Most U.S. stock indices posted positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum, creating a headwind for the fund’s investment style. Within the Russell 1000 Growth Index, utilities and telecommunication services—value sectors that typically offer few of the growth characteristics we look for—posted the largest gains on a total-return basis. Information technology and consumer staples also performed well. Energy and health care stocks declined the most.

NT Growth received positive contributions to absolute return from most sectors in which it was invested, led by information technology. Health care was the largest detractor. Stock selection in the health care and telecommunication services sectors drove underperformance relative to the benchmark. Stock decisions in the consumer discretionary and energy sectors aided relative performance.

Health Care Led Detractors

In the health care sector, concerns about the sustainability of price increases weighed on drug and biotechnology companies, and stock selection among pharmaceutical companies was a significant source of relative underperformance. Pharmaceutical firm Perrigo has not done well at integrating its acquisition of a European over-the-counter products company, and the CEO left the company. We eliminated the position. Bristol-Myers Squibb underperformed as the stock fell significantly after its cancer drug Opdivo failed a trial as a first-line treatment for lung cancer. Pharmacy benefit manager Express Scripts Holding underperformed amid worries about rapidly rising costs for some drugs and pressure on reimbursements for patients under Medicare and the Affordable Care Act. Nevertheless, the company continues to benefit from an increasing number of patients covered by Medicare Part D and greater availability of both generic substitutes and new, specialty pharmaceuticals.

In telecommunication services, stock selection among diversified telecommunication providers hampered performance. SBA Communications fell and was eliminated on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

Materials was a detractor as stock selection in the chemicals industry was negative. Paint manufacturer and distributor Sherwin-Williams was the leading detractor in the sector after reporting weaker-than-expected results. Not owning index component Monsanto detracted as the company rose on a takeout bid from Bayer AG.

Elsewhere, grocery chain Kroger fell as deflation hurt the food industry, especially in certain segments such as dairy. There are also concerns about aggressive price competition from Wal-Mart Stores, also a fund holding. We continue to have a positive outlook for Kroger.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Consumer Discretionary Holdings Aided Performance

Stock selection in the specialty retail and textiles, apparel, and luxury goods industries benefited performance in the consumer discretionary sector, largely through avoiding several benchmark components that performed poorly. Among portfolio holdings, Amazon.com was a top contributor in the sector. The internet retail giant reported better-than-expected results with strong sales, margins, and cash flow, aided by growth in its cloud services. Dollar Tree was another significant contributor. The retailer is benefiting from improving spending trends from its customer base and integration of its acquisition of Family Dollar.

In the energy sector, stock decisions among oil, gas, and consumable fuels firms was positive. Energy equipment company Halliburton and exploration firm Concho Resources—both portfolio-only holdings—were key contributors in the sector, benefiting from relatively healthy balance sheets and a rebound in energy markets as production is curtailed. In addition, Halliburton bounced back after the deal to combine with Baker Hughes was called off on regulatory concerns, which relieved the market of uncertainty.

In information technology, cyber security firm Symantec reported strong results driven by strength in its enterprise security software and improving margins. The company also closed on its acquisition of Blue Coat sooner than expected and should see revenue synergies and cross-selling opportunities as a result of the merger. The acquisition gave Symantec better security technology and brought in a new management team, which has investors optimistic.

In industrials, aerospace and defense company Lockheed Martin performed well after reporting better-than-expected results. The company is benefiting from better sales and margins in its aeronautics division with the integration of its Sikorsky acquisition.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

As of October 31, 2016, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, consumer staples, and energy sectors. The information technology overweight reflects positioning in the software and internet software and services industries. Companies in these industry segments continue to benefit from secular trends around advertising and consumer spending shifting from traditional media/retail to online and mobile, a shift to cloud computing/hardware-light technology solutions, mobile computing, and unstructured data growth. In the energy sector, we favor equipment and services companies and energy producers with comparatively healthy balance sheets that are better positioned to succeed in a challenging pricing environment.

Real estate, consumer discretionary, and telecommunication services represented the largest underweights. Valuations for real estate investment trusts appear elevated relative to history and the group has benefited from declines in interest rates that are unlikely to be sustainable longer term. The consumer discretionary position reflects a significant underweight in the hotels, restaurants, and leisure. We are not finding many companies in this industry that are seeing a sustainable level of business improvement. The portfolio has no exposure to the telecommunications sector. Competition is intensifying, likely leading to higher capital expenditures, lower free cash flow, lower margins, and lower valuations for many companies in this space.

4

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	6.6%
Apple, Inc.	5.1%
PepsiCo, Inc.	5.1%
Visa, Inc., Class A	4.3%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.7%
Comcast Corp., Class A	2.9%
O'Reilly Automotive, Inc.	2.3%
Facebook, Inc., Class A	2.1%
Amgen, Inc.	1.9%

Top Five Industries	% of net assets
Internet Software and Services	10.3%
Software	8.8%
Beverages	6.1%
IT Services	6.1%
Specialty Retail	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Exchange-Traded Funds	1.2%
Total Equity Exposure	99.7%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,040.60	$4.00	0.78%
R6 Class	$1,000	$1,040.60	$3.23	0.63%
Hypothetical
Institutional Class	$1,000	$1,021.22	$3.96	0.78%
R6 Class	$1,000	$1,021.97	$3.20	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 2.8%
Boeing Co. (The)	94,063	$13,397,393
Lockheed Martin Corp.	81,477	20,074,303
		33,471,696
Airlines — 1.1%
Delta Air Lines, Inc.	318,027	13,283,988
Beverages — 6.1%
Dr Pepper Snapple Group, Inc.	142,455	12,506,124
PepsiCo, Inc.	571,670	61,283,024
		73,789,148
Biotechnology — 5.3%
Amgen, Inc.	159,641	22,534,924
Biogen, Inc.(1)	50,132	14,045,984
Gilead Sciences, Inc.	194,814	14,344,155
Incyte Corp.(1)	52,567	4,571,752
Regeneron Pharmaceuticals, Inc.(1)	26,818	9,252,746
		64,749,561
Capital Markets — 0.9%
Charles Schwab Corp. (The)	343,103	10,876,365
Chemicals — 3.2%
Dow Chemical Co. (The)	321,993	17,326,443
LyondellBasell Industries NV, Class A	114,798	9,132,181
Sherwin-Williams Co. (The)	52,323	12,811,810
		39,270,434
Consumer Finance — 0.8%
American Express Co.	152,510	10,129,714
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	143,683	6,452,804
Energy Equipment and Services — 0.8%
Halliburton Co.	198,654	9,138,084
Equity Real Estate Investment Trusts (REITs) — 1.1%
Simon Property Group, Inc.	71,189	13,238,306
Food and Staples Retailing — 2.1%
Kroger Co. (The)	358,062	11,092,761
Wal-Mart Stores, Inc.	196,000	13,723,920
		24,816,681
Food Products — 0.9%
Hormel Foods Corp.	205,303	7,904,166
Mead Johnson Nutrition Co.	34,364	2,569,396
		10,473,562
Health Care Equipment and Supplies — 3.4%
C.R. Bard, Inc.	40,737	8,826,893
Cooper Cos., Inc. (The)	27,329	4,810,997
Edwards Lifesciences Corp.(1)	150,149	14,297,188
Intuitive Surgical, Inc.(1)	18,940	12,729,195
		40,664,273

7

	Shares	Value
Health Care Providers and Services — 2.9%
Cardinal Health, Inc.	187,532	$12,881,573
Express Scripts Holding Co.(1)	170,215	11,472,491
Quest Diagnostics, Inc.	50,315	4,097,654
VCA, Inc.(1)	103,414	6,355,824
		34,807,542
Health Care Technology — 0.9%
Cerner Corp.(1)	183,058	10,723,538
Hotels, Restaurants and Leisure — 0.5%
Las Vegas Sands Corp.	110,916	6,419,818
Household Products — 1.0%
Church & Dwight Co., Inc.	122,519	5,912,767
Procter & Gamble Co. (The)	68,230	5,922,364
		11,835,131
Industrial Conglomerates — 1.8%
3M Co.	129,588	21,420,896
Insurance — 0.6%
American International Group, Inc.	113,286	6,989,746
Internet and Direct Marketing Retail — 5.4%
Amazon.com, Inc.(1)	62,707	49,527,243
Expedia, Inc.	54,881	7,092,272
TripAdvisor, Inc.(1)	128,409	8,279,812
		64,899,327
Internet Software and Services — 10.3%
Alphabet, Inc., Class A(1)	98,723	79,955,758
eBay, Inc.(1)	334,121	9,525,790
Facebook, Inc., Class A(1)	198,833	26,045,134
VeriSign, Inc.(1)	106,797	8,973,084
		124,499,766
IT Services — 6.1%
Computer Sciences Corp.	88,837	4,837,175
Fiserv, Inc.(1)	172,738	17,011,238
Visa, Inc., Class A	628,929	51,892,932
		73,741,345
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	199,686	8,700,319
Illumina, Inc.(1)	17,297	2,354,814
Waters Corp.(1)	26,299	3,659,243
		14,714,376
Machinery — 3.5%
Caterpillar, Inc.	119,638	9,984,988
Parker-Hannifin Corp.	51,551	6,327,885
WABCO Holdings, Inc.(1)	127,193	12,523,423
Wabtec Corp.	177,837	13,748,578
		42,584,874
Media — 4.5%
Comcast Corp., Class A	568,326	35,133,913
Sirius XM Holdings, Inc.(1)	1,319,856	5,503,800
Walt Disney Co. (The)	156,041	14,463,440
		55,101,153
8

	Shares	Value
Multiline Retail — 1.2%
Dollar Tree, Inc.(1)	193,413	$14,612,352
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	79,074	10,037,654
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	162,343	14,144,946
Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	326,891	16,642,021
Johnson & Johnson	47,639	5,525,647
Teva Pharmaceutical Industries Ltd. ADR	76,120	3,253,369
		25,421,037
Road and Rail — 0.7%
Union Pacific Corp.	99,279	8,754,422
Semiconductors and Semiconductor Equipment — 3.1%
ASML Holding NV	96,674	10,240,957
Broadcom Ltd.	63,331	10,784,003
Marvell Technology Group Ltd.	381,129	4,966,111
Maxim Integrated Products, Inc.	237,105	9,396,471
Xilinx, Inc.	52,133	2,652,006
		38,039,548
Software — 8.8%
Citrix Systems, Inc.(1)	59,730	5,065,104
Electronic Arts, Inc.(1)	144,241	11,325,804
Microsoft Corp.	739,479	44,309,582
Oracle Corp.	342,641	13,164,267
salesforce.com, Inc.(1)	163,508	12,289,261
Splunk, Inc.(1)	143,791	8,654,780
Symantec Corp.	279,793	7,003,219
VMware, Inc., Class A(1)	65,712	5,164,963
		106,976,980
Specialty Retail — 5.8%
Home Depot, Inc. (The)	105,964	12,928,667
O'Reilly Automotive, Inc.(1)	107,611	28,456,653
Ross Stores, Inc.	132,779	8,303,999
TJX Cos., Inc. (The)	228,267	16,834,691
Williams-Sonoma, Inc.	85,499	3,951,764
		70,475,774
Technology Hardware, Storage and Peripherals — 5.6%
Apple, Inc.	545,485	61,934,367
Hewlett Packard Enterprise Co.	274,882	6,176,598
		68,110,965
Textiles, Apparel and Luxury Goods — 1.2%
Carter's, Inc.	92,931	8,023,662
Coach, Inc.	196,839	7,064,552
		15,088,214
Trading Companies and Distributors — 0.3%
United Rentals, Inc.(1)	55,011	4,162,132
TOTAL COMMON STOCKS (Cost $974,376,392)		1,193,916,152
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Growth ETF (Cost $14,207,758)	140,832	14,328,248

9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $2,702,256), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $2,646,007)		$2,646,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,938	9,938
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,655,938)		2,655,938
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $991,240,088)		1,210,900,338
OTHER ASSETS AND LIABILITIES — 0.1%		935,983
TOTAL NET ASSETS — 100.0%		$1,211,836,321

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	188,998	USD	211,208	UBS AG	12/30/16	$(3,171)
EUR	222,689	USD	246,735	UBS AG	12/30/16	(1,612)
USD	8,989,698	EUR	7,996,245	UBS AG	12/30/16	187,903
USD	231,331	EUR	211,184	UBS AG	12/30/16	(1,128)
						$181,992

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $991,240,088)	$1,210,900,338
Receivable for investments sold	14,978,024
Receivable for capital shares sold	712,203
Unrealized appreciation on forward foreign currency exchange contracts	187,903
Dividends and interest receivable	370,224
1,227,148,692

Liabilities
Payable for investments purchased	14,513,443
Unrealized depreciation on forward foreign currency exchange contracts	5,911
Accrued management fees	793,017
15,312,371

Net Assets	$1,211,836,321

Net Assets Consist of:
Capital (par value and paid-in surplus)	$972,370,906
Undistributed net investment income	7,131,452
Undistributed net realized gain	12,491,720
Net unrealized appreciation	219,842,243
$1,211,836,321

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,104,816,646	75,590,855	$14.62
R6 Class, $0.01 Par Value	$107,019,675	7,323,050	$14.61

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $34,324)	$17,496,828
Interest	11,305
17,508,133

Expenses:
Management fees	8,799,313
Directors' fees and expenses	39,666
Other expenses	3,705
8,842,684

Net investment income (loss)	8,665,449

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,226,856
Futures contract transactions	72,807
Foreign currency transactions	71,843
17,371,506

Change in net unrealized appreciation (depreciation) on:
Investments	(11,368,273)
Translation of assets and liabilities in foreign currencies	181,993
(11,186,280)

Net realized and unrealized gain (loss)	6,185,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,850,675

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$8,665,449	$6,177,888
Net realized gain (loss)	17,371,506	79,995,780
Change in net unrealized appreciation (depreciation)	(11,186,280)	29,436,427
Net increase (decrease) in net assets resulting from operations	14,850,675	115,610,095

Distributions to Shareholders
From net investment income:
Institutional Class	(4,751,626)	(6,018,552)
R6 Class	(402,024)	(241,854)
From net realized gains:
Institutional Class	(61,284,133)	(176,148,301)
R6 Class	(3,940,677)	(5,428,799)
Decrease in net assets from distributions	(70,378,460)	(187,837,506)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	158,651,324	(90,080,395)

Net increase (decrease) in net assets	103,123,539	(162,307,806)

Net Assets
Beginning of period	1,108,712,782	1,271,020,588
End of period	$1,211,836,321	$1,108,712,782

Undistributed net investment income	$7,131,452	$3,573,823

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.77% for the Institutional Class and 0.62% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,945,831 and $6,480,583, respectively. The effect of interfund transactions on the Statement of Operations was $(525,603) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $787,074,373 and $687,134,959, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	475,000,000		420,000,000
Sold	11,629,984	$160,606,033	12,706,258	$190,286,851
Issued in reinvestment of distributions	4,617,885	66,035,759	12,910,479	182,166,853
Redeemed	(8,178,147)	(120,163,445)	(31,516,204)	(485,196,366)
	8,069,722	106,478,347	(5,899,467)	(112,742,662)
R6 Class/Shares Authorized	55,000,000		50,000,000
Sold	3,717,992	53,645,133	2,849,575	42,900,849
Issued in reinvestment of distributions	304,111	4,342,701	402,459	5,670,653
Redeemed	(401,556)	(5,814,857)	(1,703,424)	(25,909,235)
	3,620,547	52,172,977	1,548,610	22,662,267
Net increase (decrease)	11,690,269	$158,651,324	(4,350,857)	$(90,080,395)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,183,675,195	$10,240,957	—
Exchange-Traded Funds	14,328,248	—	—
Temporary Cash Investments	9,938	2,646,000	—
	$1,198,013,381	$12,886,957	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$187,903	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,911	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,457,964.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$187,903	Unrealized depreciation on forward foreign currency exchange contracts	$5,911

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$72,807	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	76,694	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$181,992
		$149,501		$181,992

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8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$30,362,423	$33,540,159
Long-term capital gains	$40,016,037	$154,297,347

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$997,603,310
Gross tax appreciation of investments	$232,323,551
Gross tax depreciation of investments	(19,026,523)
Net tax appreciation (depreciation) of investments	$213,297,028
Undistributed ordinary income	$7,313,445
Accumulated long-term gains	$18,854,942

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$15.57	0.11	(0.06)	0.05	(0.07)	(0.93)	(1.00)	$14.62	0.49%	0.78%	0.74%	60%	$1,104,817
2015	$16.82	0.08	1.17	1.25	(0.08)	(2.42)	(2.50)	$15.57	8.97%	0.77%	0.52%	82%	$1,051,077
2014	$15.42	0.08	2.02	2.10	(0.09)	(0.61)	(0.70)	$16.82	14.17%	0.77%	0.50%	119%	$1,234,784
2013	$12.72	0.12	3.08	3.20	(0.10)	(0.40)	(0.50)	$15.42	26.05%	0.77%	0.85%	77%	$995,575
2012	$11.92	0.09	1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
R6 Class
2016	$15.57	0.12	(0.05)	0.07	(0.10)	(0.93)	(1.03)	$14.61	0.58%	0.63%	0.89%	60%	$107,020
2015	$16.82	0.10	1.18	1.28	(0.11)	(2.42)	(2.53)	$15.57	9.16%	0.62%	0.67%	82%	$57,636
2014	$15.43	0.10	2.01	2.11	(0.11)	(0.61)	(0.72)	$16.82	14.27%	0.62%	0.65%	119%	$36,237
2013(3)	$14.38	—(4)	1.05	1.05	—	—	—	$15.43	7.30%	0.62%(5)	0.09%(5)	77%(6)	$8,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

27

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $13,905,163, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $25,219,456 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2016.

The fund hereby designates $40,016,037, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 1612

Annual Report

October 31, 2016

NT Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Institutional Class	ACLWX	-2.01%	9.83%	5.97%	—	5/12/06
Russell Midcap Growth Index	—	0.40%	12.01%	7.65%	—	—
R6 Class	ACDUX	-1.92%	—	—	6.37%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Institutional Class — $17,863

Russell Midcap Growth Index — $20,907

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: David Hollond, Greg Walsh, and Nalin Yogasundram

Nalin Yogasundram, senior investment analyst for the fund, was promoted to portfolio manager in March 2016.

Performance Summary

NT Heritage returned -2.01%* for the 12 months ended October 31, 2016, lagging the 0.40% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

Most U.S. stock indices delivered positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum, however, creating a headwind for our investment style. Within the Russell Midcap Growth Index, the utilities sector had by far the best performance on a total-return basis. Consumer staples and information technology also posted solid gains. Consumer discretionary and health care stocks were significantly lower.

Consumer staples was the top absolute contributing sector for the fund, followed by industrials. Consumer discretionary holdings detracted. The fund’s underperformance relative to the benchmark was driven by stock selection in the information technology sector. Stock choices and an underweight to real estate also detracted. Stock selection in the health care sector aided relative performance.

Information Technology Stocks Led Detractors

In the information technology sector, stock decisions in the internet software and services and information technology services industries detracted significantly. Employment social media site LinkedIn hampered results. Although we were underweight on average relative to the benchmark during the period, we were overweight the stock in February when the company offered weaker-than-expected guidance. The stock rose after Microsoft announced it would acquire LinkedIn, but the portfolio’s position size was smaller and less impactful at that time. As a result of the buyout offer, LinkedIn was eliminated. Private-label credit card company Alliance Data Systems fell on worries about credit trends and foreign exchange weakness because of its Canadian exposure.

Stock selection in the real estate sector detracted, as did an underweight to equity real estate investment trusts (REITs). REITs continued to benefit from low interest rates, but we remain underweight the industry, because we believe valuations for REITs are elevated relative to history, and the group has benefited from declines in interest rates that likely are not sustainable longer term.

Stock selection in the telecommunication services sector hurt performance. SBA Communications declined on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

Other major detractors included an out-of-benchmark holding in high-end furniture retailer Restoration Hardware Holdings, which missed earnings expectations due to delays in getting orders delivered for its new RH Modern line. The company also said it believed stock market volatility early in 2016 caused its customers to spend more cautiously. Investors also questioned the company’s sales strategy as it moves from a promotional to customer-loyalty approach. The holding was eliminated.

*All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Health Care Benefited Performance

Stock selection among health care providers and services and pharmaceuticals companies aided performance. The top contributor in the sector was Teleflex, which makes medical devices used in critical care and surgery. The company reported results that beat expectations and gave guidance that was strong relative to the industry. Teleflex’s revenues are accelerating, and it moved to phase two of a restructuring in its manufacturing processes, which should help long-term profitability.

Stock selection in the industrials sector was positive, although an overweight to the sector gave back some of the gain. Marketing analytics and ratings service Nielsen Holdings was a key sector contributor as the stock benefited from the market’s defensive sentiment. The company’s digital advertising ratings service also showed progress.

In consumer staples, Constellation Brands was a major contributor. The producer and marketer of beer, wine, and spirits, continued to see strong sales volume and pricing in its Corona and Modelo brands. Its wine business also showed margin improvement. In consumer discretionary, off-price retailer Burlington Stores reported positive results and offered better-than-expected guidance for same-store sales, driven by strong traffic and sales across multiple categories. Margins are improving at an increasing rate, and earnings per share came in well above guidance. Jarden was a significant contributor. The consumer products firm was acquired by Newell Brands, which was also a portfolio holding and contributor to relative performance for the year.

Outlook

NT Heritage’s investment process focuses primarily on medium-sized companies with improving business fundamentals. The portfolio’s positioning remains largely stock specific. As of October 31, 2016, the largest overweights were in industrials and financials, while the largest underweights were in the new real estate sector and in the consumer discretionary sector. Financials had been a significant underweight for the fund for some time as we have avoided REITs, which are likely to suffer once interest rates start to rise. REITs are now included in the real estate sector.

4

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Newell Brands, Inc.	3.0%
Baxter International, Inc.	2.4%
Zoetis, Inc.	2.0%
Ball Corp.	1.9%
Kellogg Co.	1.9%
Electronic Arts, Inc.	1.8%
Middleby Corp. (The)	1.6%
Verisk Analytics, Inc., Class A	1.6%
Vantiv, Inc., Class A	1.5%
Equifax, Inc.	1.5%

Top Five Industries	% of net assets
Software	7.6%
Specialty Retail	6.6%
IT Services	6.5%
Health Care Equipment and Supplies	6.4%
Machinery	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.2)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,020.70	$4.06	0.80%
R6 Class	$1,000	$1,021.50	$3.30	0.65%
Hypothetical
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
R6 Class	$1,000	$1,021.87	$3.30	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.6%
Airlines — 0.7%
Spirit Airlines, Inc.(1)	110,146	$5,279,298
Auto Components — 0.9%
Delphi Automotive plc	100,213	6,520,860
Banks — 1.5%
BankUnited, Inc.	124,535	3,628,950
SVB Financial Group(1)	39,178	4,790,294
Zions Bancorp	69,413	2,235,793
		10,655,037
Beverages — 2.7%
Constellation Brands, Inc., Class A	53,970	9,019,466
Molson Coors Brewing Co., Class B	67,448	7,001,777
Monster Beverage Corp.(1)	24,691	3,563,899
		19,585,142
Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.(1)	13,151	1,716,206
Alkermes plc(1)	39,948	2,013,779
BioMarin Pharmaceutical, Inc.(1)	52,043	4,190,502
Incyte Corp.(1)	85,454	7,431,934
Neurocrine Biosciences, Inc.(1)	82,543	3,612,907
Puma Biotechnology, Inc.(1)	79,101	3,029,568
		21,994,896
Building Products — 1.5%
Fortune Brands Home & Security, Inc.	118,688	6,483,926
Lennox International, Inc.	30,116	4,393,623
		10,877,549
Capital Markets — 3.6%
Affiliated Managers Group, Inc.(1)	60,694	8,051,666
S&P Global, Inc.	83,077	10,122,933
SEI Investments Co.	172,989	7,668,602
		25,843,201
Chemicals — 1.9%
Axalta Coating Systems Ltd.(1)	227,036	5,703,144
Ingevity Corp.(1)	80,141	3,317,838
Scotts Miracle-Gro Co. (The), Class A	52,536	4,627,896
		13,648,878
Commercial Services and Supplies — 0.9%
KAR Auction Services, Inc.	154,067	6,560,173
Communications Equipment — 0.6%
ARRIS International plc(1)	148,844	4,134,886
Construction Materials — 1.3%
Vulcan Materials Co.	81,453	9,220,480
Consumer Finance — 1.0%
Discover Financial Services	132,263	7,450,375
Containers and Packaging — 1.9%
Ball Corp.	179,693	13,848,940

7

	Shares	Value
Distributors — 1.4%
LKQ Corp.(1)	314,918	$10,165,553
Diversified Telecommunication Services — 1.4%
SBA Communications Corp., Class A(1)	88,183	9,989,370
Electrical Equipment — 1.1%
Acuity Brands, Inc.	12,938	2,892,549
AMETEK, Inc.	111,768	4,928,969
		7,821,518
Electronic Equipment, Instruments and Components — 2.3%
CDW Corp.	141,663	6,362,085
Dolby Laboratories, Inc., Class A	84,747	4,033,110
Trimble, Inc.(1)	208,326	5,758,131
		16,153,326
Equity Real Estate Investment Trusts (REITs) — 2.3%
Crown Castle International Corp.	68,608	6,242,642
Equinix, Inc.	27,629	9,871,289
		16,113,931
Food and Staples Retailing — 1.0%
Costco Wholesale Corp.	47,446	7,015,840
Food Products — 4.3%
Blue Buffalo Pet Products, Inc.(1)	192,021	4,823,567
Kellogg Co.	182,438	13,706,567
Mead Johnson Nutrition Co.	53,149	3,973,951
TreeHouse Foods, Inc.(1)	90,083	7,880,461
		30,384,546
Health Care Equipment and Supplies — 6.4%
Baxter International, Inc.	354,064	16,849,906
Edwards Lifesciences Corp.(1)	44,714	4,257,667
Nevro Corp.(1)	45,112	4,146,695
NuVasive, Inc.(1)	98,240	5,867,875
Teleflex, Inc.	64,592	9,245,053
West Pharmaceutical Services, Inc.	72,645	5,523,199
		45,890,395
Health Care Providers and Services — 1.7%
Universal Health Services, Inc., Class B	63,242	7,633,942
VCA, Inc.(1)	72,046	4,427,947
		12,061,889
Hotels, Restaurants and Leisure — 3.9%
Chipotle Mexican Grill, Inc.(1)	8,915	3,216,175
Hilton Worldwide Holdings, Inc.	177,081	4,002,031
MGM Resorts International(1)	294,127	7,697,303
Panera Bread Co., Class A(1)	23,200	4,425,632
Papa John's International, Inc.	48,046	3,625,071
Vail Resorts, Inc.	29,559	4,712,887
		27,679,099
Household Durables — 3.0%
Newell Brands, Inc.	446,141	21,423,691
Internet and Direct Marketing Retail — 1.2%
Duluth Holdings, Inc., Class B(1)	24,641	669,003
Expedia, Inc.	60,590	7,830,046
		8,499,049

8

	Shares	Value
Internet Software and Services — 2.2%
CoStar Group, Inc.(1)	47,082	$8,809,984
eBay, Inc.(1)	232,946	6,641,290
		15,451,274
IT Services — 6.5%
Alliance Data Systems Corp.(1)	34,450	7,043,992
Booz Allen Hamilton Holding Corp.	197,645	6,022,243
Computer Sciences Corp.	64,815	3,529,177
Fidelity National Information Services, Inc.	144,138	10,654,681
Sabre Corp.	308,199	7,960,780
Vantiv, Inc., Class A(1)	187,193	10,924,583
		46,135,456
Machinery — 5.8%
Ingersoll-Rand plc	82,690	5,564,210
ITT, Inc.	49,912	1,757,901
John Bean Technologies Corp.	57,491	4,590,656
Middleby Corp. (The)(1)	103,021	11,549,684
Snap-on, Inc.	57,454	8,853,662
WABCO Holdings, Inc.(1)	45,718	4,501,394
Xylem, Inc.	99,304	4,799,362
		41,616,869
Media — 1.0%
Charter Communications, Inc., Class A(1)	27,337	6,831,243
Multiline Retail — 1.8%
Dollar General Corp.	53,656	3,707,093
Dollar Tree, Inc.(1)	124,088	9,374,848
		13,081,941
Oil, Gas and Consumable Fuels — 1.9%
Concho Resources, Inc.(1)	64,269	8,158,307
Gulfport Energy Corp.(1)	114,441	2,759,172
Newfield Exploration Co.(1)	58,939	2,392,334
		13,309,813
Pharmaceuticals — 2.6%
Catalent, Inc.(1)	202,644	4,622,310
Zoetis, Inc.	296,677	14,181,160
		18,803,470
Professional Services — 3.2%
Equifax, Inc.	87,295	10,821,961
Nielsen Holdings plc	15,697	706,679
Verisk Analytics, Inc., Class A(1)	141,204	11,515,186
		23,043,826
Road and Rail — 2.9%
Canadian Pacific Railway Ltd., New York Shares	66,611	9,522,708
J.B. Hunt Transport Services, Inc.	43,296	3,533,387
Norfolk Southern Corp.	82,554	7,677,522
		20,733,617
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	133,482	3,881,657
Broadcom Ltd.	60,419	10,288,147
Cavium, Inc.(1)	70,221	3,963,975

9

	Shares	Value
KLA-Tencor Corp.	93,835	$7,047,947
		25,181,726
Software — 7.6%
CDK Global, Inc.	109,274	5,967,453
Electronic Arts, Inc.(1)	166,958	13,109,542
Guidewire Software, Inc.(1)	94,421	5,424,487
Manhattan Associates, Inc.(1)	56,452	2,858,729
ServiceNow, Inc.(1)	92,248	8,109,522
Splunk, Inc.(1)	78,570	4,729,128
Symantec Corp.	212,066	5,308,012
Tyler Technologies, Inc.(1)	52,412	8,406,885
		53,913,758
Specialty Retail — 6.6%
AutoZone, Inc.(1)	11,105	8,241,687
Burlington Stores, Inc.(1)	69,476	5,206,531
L Brands, Inc.	73,946	5,338,162
Michaels Cos., Inc. (The)(1)	108,920	2,532,390
O'Reilly Automotive, Inc.(1)	26,967	7,131,153
Ross Stores, Inc.	154,485	9,661,492
Ulta Salon Cosmetics & Fragrance, Inc.(1)	23,283	5,665,685
Williams-Sonoma, Inc.	70,835	3,273,994
		47,051,094
Textiles, Apparel and Luxury Goods — 1.4%
Coach, Inc.	100,161	3,594,778
Under Armour, Inc., Class A(1)	102,793	3,196,863
Under Armour, Inc., Class C(1)	120,941	3,127,534
		9,919,175
TOTAL COMMON STOCKS (Cost $613,730,732)		703,891,184
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $11,450,331), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $11,225,031)		11,225,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	41,537	41,537
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,266,537)		11,266,537
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $624,997,269)		715,157,721
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,719,233)
TOTAL NET ASSETS — 100.0%		$713,438,488

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	341,273	USD	260,035	Morgan Stanley	12/30/16	$(5,483)
CAD	295,481	USD	221,600	Morgan Stanley	12/30/16	(1,203)
USD	8,539,535	CAD	11,305,747	Morgan Stanley	12/30/16	106,688
USD	228,688	CAD	299,733	Morgan Stanley	12/30/16	5,121
USD	261,444	CAD	345,446	Morgan Stanley	12/30/16	3,779
USD	273,097	CAD	363,950	Morgan Stanley	12/30/16	1,631
						$110,533

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $624,997,269)	$715,157,721
Receivable for investments sold	7,600,268
Receivable for capital shares sold	328,055
Unrealized appreciation on forward foreign currency exchange contracts	117,219
Dividends and interest receivable	37,387
723,240,650

Liabilities
Payable for investments purchased	9,312,514
Unrealized depreciation on forward foreign currency exchange contracts	6,686
Accrued management fees	482,962
9,802,162

Net Assets	$713,438,488

Net Assets Consist of:
Capital (par value and paid-in surplus)	$604,404,678
Accumulated net investment loss	(396,446)
Undistributed net realized gain	19,159,271
Net unrealized appreciation	90,270,985
$713,438,488

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$649,951,246	52,816,119	$12.31
R6 Class, $0.01 Par Value	$63,487,242	5,131,542	$12.37

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,040)	$5,330,528
Interest	9,381
5,339,909

Expenses:
Management fees	5,384,003
Directors' fees and expenses	23,421
Other expenses	3,444
5,410,868

Net investment income (loss)	(70,959)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	21,002,671
Foreign currency transactions	(104,677)
20,897,994

Change in net unrealized appreciation (depreciation) on:
Investments	(26,937,713)
Translation of assets and liabilities in foreign currencies	250,535
(26,687,178)

Net realized and unrealized gain (loss)	(5,789,184)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,860,143)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$(70,959)	$(1,358,079)
Net realized gain (loss)	20,897,994	51,559,645
Change in net unrealized appreciation (depreciation)	(26,687,178)	(3,386,679)
Net increase (decrease) in net assets resulting from operations	(5,860,143)	46,814,887

Distributions to Shareholders
From net realized gains:
Institutional Class	(47,436,142)	(26,719,040)
R6 Class	(3,027,088)	(826,114)
Decrease in net assets from distributions	(50,463,230)	(27,545,154)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	126,330,213	35,084,809

Net increase (decrease) in net assets	70,006,840	54,354,542

Net Assets
Beginning of period	643,431,648	589,077,106
End of period	$713,438,488	$643,431,648

Accumulated net investment loss	$(396,446)	$(1,042,137)

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

15

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

16

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,225,884 and $7,228,048, respectively. The effect of interfund transactions on the Statement of Operations was $655,963 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $573,627,825 and $491,174,282, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	335,000,000		275,000,000
Sold	9,790,354	$114,337,876	7,084,059	$95,797,215
Issued in reinvestment of distributions	3,888,208	47,436,142	2,147,833	26,719,040
Redeemed	(5,527,519)	(68,697,827)	(7,358,993)	(103,376,982)
	8,151,043	93,076,191	1,872,899	19,139,273
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,710,867	33,673,026	1,609,018	21,940,103
Issued in reinvestment of distributions	247,109	3,027,088	66,248	826,114
Redeemed	(278,019)	(3,446,092)	(492,311)	(6,820,681)
	2,679,957	33,254,022	1,182,955	15,945,536
Net increase (decrease)	10,831,000	$126,330,213	3,055,854	$35,084,809

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$703,891,184	—	—
Temporary Cash Investments	41,537	$11,225,000	—
	$703,932,721	$11,225,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$117,219	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,686	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $10,530,082.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $117,219 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,686 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative

18

instruments on the Statement of Operations was $(103,969) in net realized gain (loss) on foreign currency transactions and $250,535 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$50,463,230	$27,545,154

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$630,901,492
Gross tax appreciation of investments	$100,766,957
Gross tax depreciation of investments	(16,510,728)
Net tax appreciation (depreciation) of investments	$84,256,229
Undistributed ordinary income	—
Accumulated long-term gains	$25,063,494
Late-year ordinary loss deferral	$(285,913)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2016	$13.65	—(3)	(0.28)	(0.28)	—	(1.06)	(1.06)	$12.31	(2.01)%	0.80%	(0.02)%	73%	$649,951
2015	$13.37	(0.03)	0.93	0.90	—	(0.62)	(0.62)	$13.65	7.20%	0.80%	(0.22)%	83%	$609,841
2014	$13.81	(0.04)	1.08	1.04	—	(1.48)	(1.48)	$13.37	8.53%	0.80%	(0.31)%	76%	$572,085
2013	$10.61	(0.01)	3.23	3.22	(0.02)	—	(0.02)	$13.81	30.38%	0.80%	(0.10)%	113%	$459,877
2012	$10.03	—(3)	0.74	0.74	—	(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
R6 Class
2016	$13.70	0.01	(0.28)	(0.27)	—	(1.06)	(1.06)	$12.37	(1.92)%	0.65%	0.13%	73%	$63,487
2015	$13.39	(0.01)	0.94	0.93	—	(0.62)	(0.62)	$13.70	7.42%	0.65%	(0.07)%	83%	$33,591
2014	$13.82	(0.02)	1.07	1.05	—	(1.48)	(1.48)	$13.39	8.60%	0.65%	(0.16)%	76%	$16,992
2013(4)	$12.92	—(3)	0.90	0.90	—	—	—	$13.82	6.97%	0.65%(5)	0.03%(5)	113%(6)	$3,867

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three- and five-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

27

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $50,463,230, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 1612

Annual Report

October 31, 2016

Select Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	0.98%	12.30%	8.05%	—	6/30/71
Russell 1000 Growth Index	—	2.28%	13.64%	8.21%	—	—
Institutional Class	TWSIX	1.19%	12.53%	8.27%	—	3/13/97
A Class	TWCAX					8/8/97
No sales charge		0.73%	12.02%	7.79%	—
With sales charge		-5.07%	10.70%	7.15%	—
C Class	ACSLX	-0.02%	11.18%	6.98%	—	1/31/03
R Class	ASERX	0.49%	11.73%	7.51%	—	7/29/05
R6 Class	ASDEX	1.35%	—	—	11.35%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund's actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor's implementation of its current investment philosophy and practices. Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $21,711

Russell 1000 Growth Index — $22,026

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.99%	0.79%	1.24%	1.99%	1.49%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Chris Krantz

Performance Summary

Select returned 0.98%* for the 12 months ended October 31, 2016, lagging the 2.28% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

Most U.S. stock indices posted positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. The Federal Reserve’s delay in raising interest rates benefited high-dividend-yield stocks, creating a difficult environment for the fund’s growth-oriented investing style. Within the Russell 1000 Growth Index, utilities and telecommunication services—value-oriented sectors that typically offer few of the growth characteristics we look for—posted the largest gains on a total-return basis. Information technology and consumer staples also performed well. Energy and health care stocks declined the most.

Select received positive contributions to absolute return from most sectors in which it was invested, led by information technology holdings. Health care was the largest negative contributor. Stock selection in the health care sector and not owning telecommunication services stocks drove underperformance relative to the benchmark. Stock decisions in the industrials and real estate sectors aided relative performance.

Health Care Led Detractors

In the health care sector, concerns about the sustainability of price increases weighed on drug and biotechnology companies, and stock selection among pharmaceutical companies was a significant source of relative underperformance. Non-benchmark holding Teva Pharmaceutical Industries underperformed as patents on its multiple sclerosis drug Copaxone were ruled invalid. Bristol-Myers Squibb’s stock price fell significantly after its cancer drug Opdivo failed a trial as a first-line treatment for lung cancer. Gilead Sciences underperformed on concerns about slowing growth in its key hepatitis C franchise.

In telecommunication services, not owning diversified telecommunication providers hampered performance. Competition in the industry is intensifying, likely leading to higher capital expenditures, lower free cash flow, lower margins, and lower valuations for many companies in this space. Stocks in this sector that performed well were generally more defensive, higher-dividend payers that do not meet our growth criteria.

Stock selection in consumer discretionary hampered performance. Coffee retailer Starbucks detracted as investors worried about slowing growth in same-store sales and a spike in commodity prices. In the information technology sector, significantly underweighting enterprise software company Microsoft detracted. The stock advanced largely due to rapid growth in Azure, its cloud computing business, and good cost discipline.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Holdings Aided Performance

Positioning among machinery firms benefited performance in the industrials sector, as did not owning airlines. Germany-based KUKA, a maker of robotics for the automobile industry, was a top contributor, as it became a takeover target. The stock, which is not in the index, was sold from the portfolio after the acquisition was announced.

In the real estate sector, stock selection among equity real estate investment trusts (REITs) was positive. American Tower, a REIT that owns wireless and broadcast facilities, surprised analysts with better-than-expected earnings. American Tower should benefit from increased infrastructure spending by wireless companies, especially in markets outside the U.S.

Other major contributors included Linear Technology, which surged after the company announced it would be acquired by Analog Devices. Constellation Brands was a major contributor. The producer and marketer of beer, wine, and spirits continued to see strong sales volume and pricing in its Corona and Modelo brands. Its wine business is also starting to show margin improvement. Health care benefits company UnitedHealth Group outperformed after reporting strong results led by its Optum consulting and services unit.

Media firm Time Warner rose on the announcement that it would be acquired by AT&T. Social media giant Facebook continued to show 50%-plus topline growth and margin expansion. The company is finding more ways to monetize its user base.

Outlook

We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2016, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, financials, and energy sectors. The materials and telecommunication services sectors represented the largest underweights.

The information technology overweight reflects positioning in the internet software and services and computers and peripherals industries. Companies in these industries continue to benefit from secular trends around e-commerce, digital advertising, and a shift to cloud computing and mobile computing. In financials, the largest allocations were in capital markets companies and banks.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	8.8%
Alphabet, Inc.*	7.6%
Facebook, Inc., Class A	3.9%
Amazon.com, Inc.	3.8%
UnitedHealth Group, Inc.	3.7%
MasterCard, Inc., Class A	3.6%
Microsoft Corp.	2.9%
Home Depot, Inc. (The)	2.8%
Linear Technology Corp.	2.7%
Starbucks Corp.	2.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	12.3%
Technology Hardware, Storage and Peripherals	8.8%
Specialty Retail	8.0%
Biotechnology	7.4%
Software	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.2%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,051.80	$5.11	0.99%
Institutional Class	$1,000	$1,053.00	$4.08	0.79%
A Class	$1,000	$1,050.50	$6.39	1.24%
C Class	$1,000	$1,046.60	$10.24	1.99%
R Class	$1,000	$1,049.20	$7.67	1.49%
R6 Class	$1,000	$1,053.70	$3.30	0.64%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.03	0.99%
Institutional Class	$1,000	$1,021.17	$4.01	0.79%
A Class	$1,000	$1,018.90	$6.29	1.24%
C Class	$1,000	$1,015.13	$10.08	1.99%
R Class	$1,000	$1,017.65	$7.56	1.49%
R6 Class	$1,000	$1,021.92	$3.25	0.64%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 2.7%
Boeing Co. (The)	345,100	$49,152,593
United Technologies Corp.	156,000	15,943,200
		65,095,793
Auto Components — 1.6%
Delphi Automotive plc	288,600	18,779,202
Gentex Corp.	1,144,200	19,348,422
		38,127,624
Banks — 1.5%
JPMorgan Chase & Co.	501,300	34,720,038
Beverages — 3.5%
Constellation Brands, Inc., Class A	358,400	59,895,808
Diageo plc	832,000	22,195,343
		82,091,151
Biotechnology — 7.4%
Biogen, Inc.(1)	200,200	56,092,036
Celgene Corp.(1)	534,500	54,615,210
Gilead Sciences, Inc.	735,600	54,162,228
Vertex Pharmaceuticals, Inc.(1)	122,400	9,285,264
		174,154,738
Capital Markets — 1.6%
CBOE Holdings, Inc.	496,500	31,383,765
Franklin Resources, Inc.	209,800	7,061,868
		38,445,633
Chemicals — 1.2%
Monsanto Co.	278,500	28,064,445
Energy Equipment and Services — 0.9%
Core Laboratories NV	94,300	9,144,271
Schlumberger Ltd.	151,900	11,883,137
		21,027,408
Equity Real Estate Investment Trusts (REITs) — 1.9%
American Tower Corp.	391,800	45,915,042
Food and Staples Retailing — 2.9%
Costco Wholesale Corp.	289,300	42,778,791
Wal-Mart Stores, Inc.	375,500	26,292,510
		69,071,301
Food Products — 1.2%
Mead Johnson Nutrition Co.	381,500	28,524,755
Health Care Providers and Services — 4.6%
Cigna Corp.	188,400	22,387,572
UnitedHealth Group, Inc.	611,700	86,451,561
		108,839,133
Hotels, Restaurants and Leisure — 3.6%
Papa John's International, Inc.	170,900	12,894,405
Starbucks Corp.	1,212,300	64,336,761

10

	Shares	Value
Wynn Resorts Ltd.	80,500	$7,611,275
		84,842,441
Industrial Conglomerates — 1.1%
Roper Technologies, Inc.	143,600	24,887,316
Insurance — 0.6%
MetLife, Inc.	324,000	15,215,040
Internet and Direct Marketing Retail — 3.8%
Amazon.com, Inc.(1)	114,200	90,197,444
Internet Software and Services — 12.3%
Alphabet, Inc., Class A(1)	103,500	83,824,650
Alphabet, Inc., Class C(1)	121,100	95,007,794
Baidu, Inc. ADR(1)	111,500	19,719,890
Facebook, Inc., Class A(1)	703,600	92,164,564
		290,716,898
IT Services — 3.6%
MasterCard, Inc., Class A	798,400	85,444,768
Machinery — 3.6%
FANUC Corp.	142,600	26,760,446
Graco, Inc.	258,400	19,354,160
Middleby Corp. (The)(1)	345,000	38,677,950
		84,792,556
Media — 4.2%
Time Warner, Inc.	566,100	50,377,239
Walt Disney Co. (The)	520,500	48,245,145
		98,622,384
Oil, Gas and Consumable Fuels — 0.7%
EOG Resources, Inc.	196,300	17,749,446
Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	355,600	30,983,428
Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	946,700	48,196,497
Teva Pharmaceutical Industries Ltd. ADR	440,500	18,826,970
		67,023,467
Professional Services — 2.2%
IHS Markit Ltd.(1)	400,828	14,746,462
Verisk Analytics, Inc., Class A(1)	445,300	36,314,215
		51,060,677
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	160,300	22,915,024
Semiconductors and Semiconductor Equipment — 3.6%
Linear Technology Corp.	1,075,700	64,606,542
QUALCOMM, Inc.	310,900	21,365,048
		85,971,590
Software — 5.2%
Electronic Arts, Inc.(1)	675,700	53,055,964
Microsoft Corp.	1,153,400	69,111,728
		122,167,692
Specialty Retail — 8.0%
AutoZone, Inc.(1)	65,100	48,314,616
Home Depot, Inc. (The)	549,400	67,032,294
L Brands, Inc.	144,487	10,430,517

11

	Shares	Value
TJX Cos., Inc. (The)	715,900	$52,797,625
Williams-Sonoma, Inc.	250,600	11,582,732
		190,157,784
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	1,845,200	209,504,008
Tobacco — 1.2%
Philip Morris International, Inc.	291,500	28,112,260
TOTAL COMMON STOCKS (Cost $1,253,219,586)		2,334,441,284
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/45, valued at $30,042,500), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $29,451,082)		29,451,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	117,134	117,134
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,568,134)		29,568,134
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,282,787,720)		2,364,009,418
OTHER ASSETS AND LIABILITIES — 0.2%		3,915,598
TOTAL NET ASSETS — 100.0%		$2,367,925,016

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	565,541	CAD	741,464	Morgan Stanley	12/30/16	$12,490
USD	627,284	CAD	822,652	Morgan Stanley	12/30/16	13,676
USD	663,318	CAD	870,004	Morgan Stanley	12/30/16	14,391
USD	14,882,917	CAD	19,703,941	Morgan Stanley	12/30/16	185,939
						$226,496

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $1,282,787,720)	$2,364,009,418
Foreign currency holdings, at value (cost of $1,198,279)	1,138,342
Receivable for investments sold	10,965,950
Receivable for capital shares sold	230,713
Unrealized appreciation on forward foreign currency exchange contracts	226,496
Dividends and interest receivable	976,124
2,377,547,043

Liabilities
Payable for investments purchased	6,277,201
Payable for capital shares redeemed	1,334,044
Accrued management fees	1,997,775
Distribution and service fees payable	13,007
9,622,027

Net Assets	$2,367,925,016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,200,989,535
Undistributed net investment income	8,583,758
Undistributed net realized gain	76,973,104
Net unrealized appreciation	1,081,378,619
$2,367,925,016

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,287,797,162	39,227,224	$58.32
Institutional Class, $0.01 Par Value	$28,061,173	473,634	$59.25
A Class, $0.01 Par Value	$36,723,158	642,461	$57.16*
C Class, $0.01 Par Value	$4,569,852	87,025	$52.51
R Class, $0.01 Par Value	$2,814,334	49,442	$56.92
R6 Class, $0.01 Par Value	$7,959,337	134,291	$59.27
*Maximum offering price $60.65 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $261,859)	$32,422,775
Interest	17,816
32,440,591

Expenses:
Management fees	23,649,718
Distribution and service fees:
A Class	95,199
C Class	51,037
R Class	15,042
Directors' fees and expenses	83,382
Other expenses	9,602
23,903,980

Net investment income (loss)	8,536,611

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	79,343,725
Foreign currency transactions	168,752
79,512,477

Change in net unrealized appreciation (depreciation) on:
Investments	(69,914,471)
Translation of assets and liabilities in foreign currencies	272,701
(69,641,770)

Net realized and unrealized gain (loss)	9,870,707

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,407,318

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$8,536,611	$8,439,945
Net realized gain (loss)	79,512,477	147,856,643
Change in net unrealized appreciation (depreciation)	(69,641,770)	96,431,182
Net increase (decrease) in net assets resulting from operations	18,407,318	252,727,770

Distributions to Shareholders
From net investment income:
Investor Class	(9,847,674)	(8,938,027)
Institutional Class	(192,491)	(156,488)
A Class	(67,613)	(56,611)
R6 Class	(75,146)	(55,615)
From net realized gains:
Investor Class	(138,659,649)	(201,146,776)
Institutional Class	(1,826,497)	(2,344,544)
A Class	(2,410,121)	(3,423,892)
C Class	(359,667)	(533,273)
R Class	(189,769)	(268,899)
R6 Class	(572,948)	(666,192)
Decrease in net assets from distributions	(154,201,575)	(217,590,317)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(30,480,042)	119,601,168

Net increase (decrease) in net assets	(166,274,299)	154,738,621

Net Assets
Beginning of period	2,534,199,315	2,379,460,694
End of period	$2,367,925,016	$2,534,199,315

Undistributed net investment income	$8,583,758	$10,298,399

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $10,799,901 and $1,824,510, respectively. The effect of interfund transactions on the Statement of Operations was $18,248 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $389,830,480 and $580,928,024, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	310,000,000		300,000,000
Sold	1,385,269	$79,339,972	1,972,555	$117,198,082
Issued in reinvestment of distributions	2,504,165	142,011,190	3,711,291	200,706,584
Redeemed	(4,298,761)	(243,954,392)	(3,460,978)	(205,089,478)
	(409,327)	(22,603,230)	2,222,868	112,815,188
Institutional Class/Shares Authorized	35,000,000		40,000,000
Sold	157,917	9,320,449	269,381	15,887,264
Issued in reinvestment of distributions	35,107	2,018,979	45,621	2,499,550
Redeemed	(248,703)	(14,144,529)	(254,396)	(15,401,415)
	(55,679)	(2,805,101)	60,606	2,985,399
A Class/Shares Authorized	60,000,000		75,000,000
Sold	105,157	5,844,418	188,110	11,072,552
Issued in reinvestment of distributions	43,484	2,422,041	62,450	3,320,470
Redeemed	(197,111)	(10,823,964)	(220,012)	(12,776,504)
	(48,470)	(2,557,505)	30,548	1,616,518
C Class/Shares Authorized	20,000,000		25,000,000
Sold	8,090	415,641	24,446	1,330,931
Issued in reinvestment of distributions	5,496	283,057	8,094	402,289
Redeemed	(32,315)	(1,657,750)	(31,467)	(1,733,109)
	(18,729)	(959,052)	1,073	111
R Class/Shares Authorized	30,000,000		40,000,000
Sold	8,446	481,416	4,876	283,145
Issued in reinvestment of distributions	3,414	189,769	5,062	268,899
Redeemed	(17,144)	(961,949)	(5,942)	(348,849)
	(5,284)	(290,764)	3,996	203,195
R6 Class/Shares Authorized	45,000,000		50,000,000
Sold	34,678	2,085,331	34,624	2,083,020
Issued in reinvestment of distributions	11,279	648,094	13,186	721,807
Redeemed	(69,099)	(3,997,815)	(13,768)	(824,070)
	(23,142)	(1,264,390)	34,042	1,980,757
Net increase (decrease)	(560,631)	$(30,480,042)	2,353,133	$119,601,168

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,262,570,471	$71,870,813	—
Temporary Cash Investments	117,134	29,451,000	—
	$2,262,687,605	$101,321,813	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$226,496	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $51,869,198.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $226,496 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $144,018 in net realized gain (loss) on foreign currency transactions and $345,837 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$10,053,612	$12,245,087
Long-term capital gains	$144,147,963	$205,345,230

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,285,304,037
Gross tax appreciation of investments	$1,096,535,086
Gross tax depreciation of investments	(17,829,705)
Net tax appreciation (depreciation) of investments	1,078,705,381
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(69,575)
Net tax appreciation (depreciation)	$1,078,635,806
Undistributed ordinary income	$8,810,254
Accumulated long-term gains	$79,489,421

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$61.57	0.20	0.30	0.50	(0.25)	(3.50)	(3.75)	$58.32	0.98%	0.99%	0.36%	16%	$2,287,797
2015	$61.31	0.21	5.71	5.92	(0.24)	(5.42)	(5.66)	$61.57	10.93%	0.99%	0.35%	24%	$2,440,319
2014	$53.07	0.19	8.51	8.70	(0.24)	(0.22)	(0.46)	$61.31	16.50%	1.00%	0.34%	25%	$2,293,893
2013	$43.52	0.35	9.51	9.86	(0.31)	—	(0.31)	$53.07	22.80%	1.00%	0.74%	31%	$2,119,523
2012	$39.14	0.17	4.31	4.48	(0.10)	—	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
Institutional Class
2016	$62.49	0.32	0.31	0.63	(0.37)	(3.50)	(3.87)	$59.25	1.19%	0.79%	0.56%	16%	$28,061
2015	$62.15	0.34	5.78	6.12	(0.36)	(5.42)	(5.78)	$62.49	11.16%	0.79%	0.55%	24%	$33,075
2014	$53.79	0.32	8.61	8.93	(0.35)	(0.22)	(0.57)	$62.15	16.74%	0.80%	0.54%	25%	$29,130
2013	$44.04	0.36	9.72	10.08	(0.33)	—	(0.33)	$53.79	23.05%	0.80%	0.94%	31%	$39,263
2012	$39.60	0.24	4.38	4.62	(0.18)	—	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
A Class
2016	$60.41	0.06	0.29	0.35	(0.10)	(3.50)	(3.60)	$57.16	0.73%	1.24%	0.11%	16%	$36,723
2015	$60.25	0.06	5.61	5.67	(0.09)	(5.42)	(5.51)	$60.41	10.67%	1.24%	0.10%	24%	$41,737
2014	$52.15	0.06	8.36	8.42	(0.10)	(0.22)	(0.32)	$60.25	16.21%	1.25%	0.09%	25%	$39,786
2013	$42.85	0.25	9.33	9.58	(0.28)	—	(0.28)	$52.15	22.48%	1.25%	0.49%	31%	$43,318
2012	$38.54	0.06	4.26	4.32	(0.01)	—	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$56.09	(0.33)	0.25	(0.08)	—	(3.50)	(3.50)	$52.51	(0.02)%	1.99%	(0.64)%	16%	$4,570
2015	$56.64	(0.36)	5.23	4.87	—	(5.42)	(5.42)	$56.09	9.83%	1.99%	(0.65)%	24%	$5,932
2014	$49.32	(0.34)	7.88	7.54	—	(0.22)	(0.22)	$56.64	15.34%	2.00%	(0.66)%	25%	$5,929
2013	$40.75	(0.14)	8.90	8.76	(0.19)	—	(0.19)	$49.32	21.57%	2.00%	(0.26)%	31%	$8,054
2012	$36.92	(0.25)	4.08	3.83	—	—	—	$40.75	10.37%	2.00%	(0.59)%	17%	$5,666
R Class
2016	$60.21	(0.08)	0.29	0.21	—	(3.50)	(3.50)	$56.92	0.49%	1.49%	(0.14)%	16%	$2,814
2015	$60.12	(0.09)	5.60	5.51	—	(5.42)	(5.42)	$60.21	10.38%	1.49%	(0.15)%	24%	$3,295
2014	$52.07	(0.08)	8.35	8.27	—	(0.22)	(0.22)	$60.12	15.92%	1.50%	(0.16)%	25%	$3,050
2013	$42.86	0.03	9.43	9.46	(0.25)	—	(0.25)	$52.07	22.18%	1.50%	0.24%	31%	$3,275
2012	$38.64	(0.06)	4.28	4.22	—	—	—	$42.86	10.92%	1.50%	(0.09)%	17%	$1,456
R6 Class
2016	$62.51	0.41	0.31	0.72	(0.46)	(3.50)	(3.96)	$59.27	1.35%	0.64%	0.71%	16%	$7,959
2015	$62.18	0.41	5.79	6.20	(0.45)	(5.42)	(5.87)	$62.51	11.31%	0.64%	0.70%	24%	$9,841
2014	$53.81	0.18	8.84	9.02	(0.43)	(0.22)	(0.65)	$62.18	16.92%	0.65%	0.69%	25%	$7,672
2013(3)	$49.95	0.10	3.76	3.86	—	—	—	$53.81	7.73%	0.65%(4)	0.72%(4)	31%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

30

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $10,053,612, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $144,147,963, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 1612

Annual Report

October 31, 2016

Small Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	-0.77%	10.00%	6.52%	—	6/1/01
Russell 2000 Growth Index	—	-0.49%	11.32%	6.91%	—	—
Institutional Class	ANONX	-0.53%	10.22%	—	5.19%	5/18/07
A Class	ANOAX					1/31/03
No sales charge		-1.02%	9.71%	6.25%	—
With sales charge		-6.73%	8.43%	5.63%	—
C Class	ANOCX	-1.68%	8.92%	5.47%	—	1/31/03
R Class	ANORX	-1.20%	9.47%	—	3.67%	9/28/07
R6 Class	ANODX	-0.38%	—	—	4.93%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $18,811

Russell 2000 Growth Index — $19,523

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.40%	1.20%	1.65%	2.40%	1.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jackie Wagner

Performance Summary

Small Cap Growth returned -0.77%* for the 12 months ended October 31, 2016, lagging the -0.49% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

Most U.S. stock indices registered gains during the reporting period, but value stocks outpaced growth stocks by a wide margin across all capitalization ranges. Within the Russell 2000 Growth Index, real estate and information technology were the best-performing sectors on a total-return basis. Telecommunication services and materials also did well. Energy, health care, and financials posted the largest losses.

Small Cap Growth’s largest absolute contributions came from the industrials and energy sectors, while consumer discretionary and health care detracted. Stock selection in the information technology and consumer discretionary sectors drove the fund’s underperformance relative to the benchmark. Stock selection in health care, energy, and financials aided relative performance.

Information Technology Stocks Detracted

Within the information technology sector, stock choices in the software industry were significant detractors relative to the benchmark. Qlik Technologies underperformed as the provider of business intelligence and analytics software missed analyst expectations and offered weak guidance. The company’s growth rate was also hampered by foreign exchange rates, and it faces increased competition. We sold our position. Tyler Technologies, a provider of information solutions for local governments, underperformed after giving disappointing guidance due to higher research and development spending and lower-than-expected revenues from an acquisition.

Stock selection in the specialty retail and hotels, restaurants, and leisure industries hampered performance in the consumer discretionary sector. High-end furniture retailer Restoration Hardware declined after missing earnings expectations due to delays in getting orders delivered for its new RH Modern line. The company also said it believed stock market volatility early in 2016 caused its customers to spend more cautiously. Investors also questioned the company’s sales strategy as it moves from a promotional to customer-loyalty approach. The holding was eliminated. ClubCorp Holdings, which operates golf courses and sports clubs, detracted as rainy weather hurt membership growth in Texas and Atlanta.

Other significant detractors include Adeptus Health. The stock underperformed, as same-store volume growth and cash collections slowed, and the company announced management changes. In the industrials sector, executive search firm Korn/Ferry International reported weaker trends and lowered guidance significantly. Management was unclear about the reasons for the weakness but noted a summer malaise in executive search. We eliminated our position in the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care and Energy Aided Results

Stock selection in the health care sector benefited performance, especially in the health care technology industry. Cotiviti Holdings, an initial public offering during the reporting period, was a significant industry contributor. The firm helps insurers detect mistakes and fraudulent claims and improve efficiencies. Given that health care costs are rising faster than gross domestic product and market penetration for Cotiviti’s services is only about 30%, the business has strong growth potential with high margins and scalability. Evolent Health, a technology company focused on helping large provider groups manage population health and financial risk, reported revenues that exceeded expectations. The company said that by mid-year the number of patients managed had already reached levels expected by the end of 2016. Evolent also announced a new customer win that added more people to the platform and completed the acquisition of a large competitor. Medical device firm Nevro outperformed on significantly better-than-expected results and market-share gains for its spinal cord stimulation system.

Stock decisions in energy aided performance. Non-benchmark holding Enviva Partners was a top contributor. The company makes and distributes wood pellets and other wood fuel products, primarily for the UK and European utility markets. Using long-term take-or-pay contracts and periodically acquiring additional pellet facilities, the company should be able to continue growing distributable cash flow and offer an attractive dividend.

In industrials, John Bean Technologies was a top contributor. The manufacturer of equipment used in food processing and air transportation reported results and guidance ahead of analyst expectations. LogMeIn was a top contributor in the information technology sector. The remote access software company provides cloud-based connectivity services for collaboration. LogMeIn reported better-than-expected results with margin expansion and announced a merger with the “Go To” division of Citrix, a transaction we believe may be highly accretive.

Outlook

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2016, energy, consumer staples, and financials were the largest overweight sectors; real estate and consumer discretionary were the largest underweights. Small Cap Growth’s investment process focuses on smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
LogMeIn, Inc.	1.9%
Microsemi Corp.	1.7%
John Bean Technologies Corp.	1.7%
Sensient Technologies Corp.	1.5%
Science Applications International Corp.	1.4%
Synchronoss Technologies, Inc.	1.3%
Bright Horizons Family Solutions, Inc.	1.3%
HealthEquity, Inc.	1.3%
NuVasive, Inc.	1.2%
Merit Medical Systems, Inc.	1.2%

Top Five Industries	% of net assets
Biotechnology	6.5%
Internet Software and Services	6.5%
Machinery	6.3%
Software	5.2%
Semiconductors and Semiconductor Equipment	4.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,067.50	$7.12	1.37%
Institutional Class	$1,000	$1,068.80	$6.08	1.17%
A Class	$1,000	$1,065.90	$8.41	1.62%
C Class	$1,000	$1,061.70	$12.28	2.37%
R Class	$1,000	$1,065.30	$9.71	1.87%
R6 Class	$1,000	$1,069.40	$5.31	1.02%
Hypothetical
Investor Class	$1,000	$1,018.25	$6.95	1.37%
Institutional Class	$1,000	$1,019.26	$5.94	1.17%
A Class	$1,000	$1,016.99	$8.21	1.62%
C Class	$1,000	$1,013.22	$11.99	2.37%
R Class	$1,000	$1,015.74	$9.48	1.87%
R6 Class	$1,000	$1,020.01	$5.18	1.02%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace and Defense — 0.9%
Mercury Systems, Inc.(1)	168,001	$4,667,068
Air Freight and Logistics — 1.1%
XPO Logistics, Inc.(1)	172,539	5,681,709
Auto Components — 1.7%
Drew Industries, Inc.	49,067	4,393,950
Tenneco, Inc.(1)	85,431	4,704,685
		9,098,635
Banks — 2.9%
Ameris Bancorp	97,735	3,547,781
Cathay General Bancorp	193,694	5,801,135
FCB Financial Holdings, Inc., Class A(1)	158,055	5,895,451
		15,244,367
Beverages — 1.3%
Coca-Cola Bottling Co. Consolidated	31,770	4,489,101
MGP Ingredients, Inc.	69,333	2,441,215
		6,930,316
Biotechnology — 6.5%
Acceleron Pharma, Inc.(1)	29,504	826,997
Achillion Pharmaceuticals, Inc.(1)	151,870	953,744
Aimmune Therapeutics, Inc.(1)	78,656	1,280,520
Alder Biopharmaceuticals, Inc.(1)	61,682	1,495,788
Bluebird Bio, Inc.(1)	12,814	611,869
Cepheid(1)	47,928	2,535,391
Dynavax Technologies Corp.(1)	59,379	549,256
Exact Sciences Corp.(1)	68,472	1,066,794
Exelixis, Inc.(1)	132,104	1,398,981
FibroGen, Inc.(1)	69,711	1,153,717
Flexion Therapeutics, Inc.(1)	64,613	1,234,108
Genomic Health, Inc.(1)	59,138	1,762,904
Halozyme Therapeutics, Inc.(1)	130,045	1,122,288
Kite Pharma, Inc.(1)	38,062	1,685,766
Ligand Pharmaceuticals, Inc., Class B(1)	14,031	1,343,188
Neurocrine Biosciences, Inc.(1)	13,596	595,097
Ophthotech Corp.(1)	27,214	974,805
Portola Pharmaceuticals, Inc.(1)	27,753	504,550
Prothena Corp. plc(1)	34,466	1,648,164
Puma Biotechnology, Inc.(1)	23,423	897,101
Radius Health, Inc.(1)	38,280	1,642,978
Sage Therapeutics, Inc.(1)	27,883	1,214,026
Sarepta Therapeutics, Inc.(1)	31,101	1,220,403
Spark Therapeutics, Inc.(1)	28,246	1,327,844
Synergy Pharmaceuticals, Inc.(1)	179,517	823,983
TESARO, Inc.(1)	20,898	2,526,150
Ultragenyx Pharmaceutical, Inc.(1)	32,012	1,888,388
		34,284,800

10

	Shares	Value
Building Products — 1.7%
Masonite International Corp.(1)	69,357	$3,946,413
PGT, Inc.(1)	311,044	3,048,231
Trex Co., Inc.(1)	38,565	2,075,183
		9,069,827
Capital Markets — 1.4%
Bats Global Markets, Inc.	84,202	2,476,381
Evercore Partners, Inc., Class A	87,792	4,718,820
		7,195,201
Chemicals — 2.9%
Ingevity Corp.(1)	96,812	4,008,017
Sensient Technologies Corp.	103,279	7,695,318
Valvoline, Inc.(1)	169,586	3,459,554
		15,162,889
Commercial Services and Supplies — 2.8%
ABM Industries, Inc.	136,847	5,347,981
Advanced Disposal Services, Inc.(1)	226,037	4,527,521
Multi-Color Corp.	72,392	4,700,050
		14,575,552
Communications Equipment — 0.7%
Ciena Corp.(1)	183,851	3,563,032
Construction and Engineering — 1.0%
Granite Construction, Inc.	111,103	5,461,823
Construction Materials — 1.3%
Forterra, Inc.(1)	158,472	2,725,718
Summit Materials, Inc., Class A(1)	222,115	4,162,435
		6,888,153
Distributors — 0.6%
LKQ Corp.(1)	106,116	3,425,424
Diversified Consumer Services — 2.7%
Bright Horizons Family Solutions, Inc.(1)	102,857	6,882,162
Chegg, Inc.(1)	657,230	4,370,580
Nord Anglia Education, Inc.(1)	149,641	3,223,267
		14,476,009
Electronic Equipment, Instruments and Components — 3.3%
Belden, Inc.	91,659	5,940,420
Dolby Laboratories, Inc., Class A	72,352	3,443,232
Fabrinet(1)	71,223	2,703,625
Orbotech Ltd.(1)	86,061	2,358,071
TTM Technologies, Inc.(1)	239,312	3,146,953
		17,592,301
Energy Equipment and Services — 0.6%
US Silica Holdings, Inc.	66,568	3,074,776
Equity Real Estate Investment Trusts (REITs) — 3.2%
National Health Investors, Inc.	67,023	5,077,662
PS Business Parks, Inc.	26,245	2,881,439
QTS Realty Trust, Inc., Class A	96,857	4,451,548
Sun Communities, Inc.	55,356	4,258,537
		16,669,186
Food Products — 3.0%
AdvancePierre Foods Holdings, Inc.	198,586	5,552,464

11

	Shares	Value
Amplify Snack Brands, Inc.(1)	152,045	$2,203,132
B&G Foods, Inc.	110,822	4,698,853
Blue Buffalo Pet Products, Inc.(1)	125,675	3,156,956
		15,611,405
Health Care Equipment and Supplies — 4.0%
Endologix, Inc.(1)	125,741	1,315,251
Merit Medical Systems, Inc.(1)	282,751	6,206,384
Nevro Corp.(1)	36,644	3,368,317
NuVasive, Inc.(1)	107,953	6,448,033
STERIS plc	58,626	3,917,389
		21,255,374
Health Care Providers and Services — 3.6%
Adeptus Health, Inc., Class A(1)	81,808	2,464,057
American Renal Associates Holdings, Inc.(1)	196,284	3,466,375
Envision Healthcare Holdings, Inc.(1)	141,038	2,789,732
HealthEquity, Inc.(1)	203,867	6,774,500
VCA, Inc.(1)	52,528	3,228,371
		18,723,035
Health Care Technology — 1.9%
Cotiviti Holdings, Inc.(1)	154,683	4,775,064
Evolent Health, Inc.(1)	127,596	2,685,896
Vocera Communications, Inc.(1)	147,338	2,711,019
		10,171,979
Hotels, Restaurants and Leisure — 3.9%
Cedar Fair LP	89,104	5,065,563
ClubCorp Holdings, Inc.	196,920	2,274,426
Jack in the Box, Inc.	33,064	3,099,089
Madison Square Garden Co. (The)(1)	13,053	2,160,141
Papa John's International, Inc.	63,194	4,767,987
Texas Roadhouse, Inc.	77,256	3,130,413
		20,497,619
Household Durables — 1.5%
Installed Building Products, Inc.(1)	93,320	3,084,226
SodaStream International Ltd.(1)	81,492	2,109,013
Universal Electronics, Inc.(1)	35,966	2,523,015
		7,716,254
Insurance — 1.7%
Allied World Assurance Co. Holdings AG	88,460	3,802,011
First American Financial Corp.	70,177	2,741,114
James River Group Holdings Ltd.	70,782	2,664,234
		9,207,359
Internet Software and Services — 6.5%
2U, Inc.(1)	123,669	4,311,101
Cornerstone OnDemand, Inc.(1)	84,210	3,477,873
Five9, Inc.(1)	250,415	3,585,943
LogMeIn, Inc.	104,673	9,943,935
Q2 Holdings, Inc.(1)	157,550	4,427,155
Shopify, Inc., Class A(1)	65,611	2,719,576
SPS Commerce, Inc.(1)	45,809	2,857,565
Wix.com Ltd.(1)	68,210	2,728,400
		34,051,548

12

	Shares	Value
IT Services — 3.7%
Acxiom Corp.(1)	150,646	$3,549,220
Booz Allen Hamilton Holding Corp.	138,142	4,209,187
MAXIMUS, Inc.	89,737	4,671,708
Science Applications International Corp.	104,401	7,194,273
		19,624,388
Leisure Products — 1.0%
Brunswick Corp.	69,728	3,033,168
Nautilus, Inc.(1)	118,378	2,083,453
		5,116,621
Life Sciences Tools and Services — 2.5%
INC Research Holdings, Inc., Class A(1)	123,548	5,646,143
PAREXEL International Corp.(1)	40,757	2,374,503
Patheon NV(1)	204,774	5,199,212
		13,219,858
Machinery — 6.3%
CIRCOR International, Inc.	51,671	2,778,866
EnPro Industries, Inc.	50,861	2,752,597
ITT, Inc.	101,767	3,584,234
John Bean Technologies Corp.	109,357	8,732,156
Middleby Corp. (The)(1)	19,345	2,168,768
Mueller Water Products, Inc., Class A	340,381	4,193,494
Rexnord Corp.(1)	207,611	4,129,383
Woodward, Inc.	86,104	5,078,414
		33,417,912
Multiline Retail — 0.7%
Ollie's Bargain Outlet Holdings, Inc.(1)	129,459	3,540,704
Oil, Gas and Consumable Fuels — 2.3%
Callon Petroleum Co.(1)	303,482	3,942,231
Eclipse Resources Corp.(1)	855,367	2,343,706
Enviva Partners, LP	119,374	3,252,942
RSP Permian, Inc.(1)	68,044	2,456,388
		11,995,267
Paper and Forest Products — 0.8%
KapStone Paper and Packaging Corp.	223,919	4,061,891
Personal Products — 0.4%
Inter Parfums, Inc.	68,253	2,225,048
Pharmaceuticals — 3.3%
Aerie Pharmaceuticals, Inc.(1)	36,591	1,216,651
Catalent, Inc.(1)	255,553	5,829,164
Cempra, Inc.(1)	42,943	778,342
Dermira, Inc.(1)	37,236	1,167,348
Horizon Pharma plc(1)	199,157	3,329,905
Medicines Co. (The)(1)	54,446	1,793,996
Pacira Pharmaceuticals, Inc.(1)	42,276	1,344,377
Supernus Pharmaceuticals, Inc.(1)	48,515	960,597
TherapeuticsMD, Inc.(1)	140,515	806,556
		17,226,936
Real Estate Management and Development — 0.6%
FirstService Corp.	83,676	3,390,584
Semiconductors and Semiconductor Equipment — 4.8%
Cavium, Inc.(1)	82,034	4,630,819

13

	Shares	Value
Inphi Corp.(1)	87,056	$3,229,778
Integrated Device Technology, Inc.(1)	59,745	1,237,319
MACOM Technology Solutions Holdings, Inc.(1)	60,876	2,237,802
Microsemi Corp.(1)	215,794	9,091,401
Monolithic Power Systems, Inc.	62,491	4,924,916
		25,352,035
Software — 5.2%
Ellie Mae, Inc.(1)	41,570	4,401,848
Imperva, Inc.(1)	22,299	822,833
Paylocity Holding Corp.(1)	60,237	2,619,707
Proofpoint, Inc.(1)	33,537	2,628,630
RingCentral, Inc., Class A(1)	243,806	5,046,784
Synchronoss Technologies, Inc.(1)	193,652	7,108,965
Tyler Technologies, Inc.(1)	31,347	5,028,059
		27,656,826
Specialty Retail — 1.5%
Burlington Stores, Inc.(1)	64,608	4,841,724
Five Below, Inc.(1)	74,995	2,818,312
		7,660,036
Trading Companies and Distributors — 1.4%
MRC Global, Inc.(1)	263,797	3,888,368
SiteOne Landscape Supply, Inc.(1)	103,863	3,238,448
		7,126,816
TOTAL COMMON STOCKS (Cost $498,668,231)		511,910,563
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $16,153,244), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $15,832,044)		15,832,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	58,506	58,506
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,890,506)		15,890,506
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $514,558,737)		527,801,069
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,106,826)
TOTAL NET ASSETS — 100.0%		$526,694,243

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	207,173	USD	156,729	Morgan Stanley	12/30/16	$(2,200)
CAD	220,122	USD	167,377	Morgan Stanley	12/30/16	(3,190)
CAD	510,097	USD	381,293	Morgan Stanley	12/30/16	(817)
CAD	128,024	USD	95,575	Morgan Stanley	12/30/16	(83)
USD	3,930,429	CAD	5,203,613	Morgan Stanley	12/30/16	49,105
						$42,815

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar
(1) Non-income producing.
See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $514,558,737)	$527,801,069
Receivable for investments sold	7,751,879
Receivable for capital shares sold	529,906
Unrealized appreciation on forward foreign currency exchange contracts	49,105
Dividends and interest receivable	89,600
536,221,559

Liabilities
Payable for investments purchased	8,501,267
Payable for capital shares redeemed	417,927
Unrealized depreciation on forward foreign currency exchange contracts	6,290
Accrued management fees	573,457
Distribution and service fees payable	28,375
9,527,316

Net Assets	$526,694,243

Net Assets Consist of:
Capital (par value and paid-in surplus)	$571,564,884
Accumulated net investment loss	(3,590,012)
Accumulated net realized loss	(54,565,776)
Net unrealized appreciation	13,285,147
$526,694,243

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$133,139,638	10,271,539	$12.96
Institutional Class, $0.01 Par Value	$269,094,126	20,388,630	$13.20
A Class, $0.01 Par Value	$86,651,010	6,869,871	$12.61*
C Class, $0.01 Par Value	$9,145,598	781,633	$11.70
R Class, $0.01 Par Value	$2,671,863	215,476	$12.40
R6 Class, $0.01 Par Value	$25,992,008	1,960,371	$13.26
*Maximum offering price $13.38 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,624)	$2,838,081
Interest	14,862
2,852,943

Expenses:
Management fees	6,663,748
Distribution and service fees:
A Class	223,186
C Class	102,391
R Class	11,947
Directors' fees and expenses	18,678
Other expenses	2,503
7,022,453

Net investment income (loss)	(4,169,510)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	24,860,526
Foreign currency transactions	(44,885)
24,815,641

Change in net unrealized appreciation (depreciation) on:
Investments	(31,098,690)
Translation of assets and liabilities in foreign currencies	88,184
(31,010,506)

Net realized and unrealized gain (loss)	(6,194,865)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,364,375)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$(4,169,510)	$(4,185,255)
Net realized gain (loss)	24,815,641	30,475,460
Change in net unrealized appreciation (depreciation)	(31,010,506)	(44,585,039)
Net increase (decrease) in net assets resulting from operations	(10,364,375)	(18,294,834)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(30,017,121)	210,144,181

Redemption Fees
Increase in net assets from redemption fees	44,134	55,952

Net increase (decrease) in net assets	(40,337,362)	191,905,299

Net Assets
Beginning of period	567,031,605	375,126,306
End of period	$526,694,243	$567,031,605

Accumulated net investment loss	$(3,590,012)	$(3,645,427)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class and 0.750% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 1.36% for the Investor Class, A Class, C Class and R Class, 1.16% for the Institutional Class and 1.01% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,994,788 and $5,934,455, respectively. The effect of interfund transactions on the Statement of Operations was $306,616 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $689,322,995 and $721,193,506, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	160,000,000		165,000,000
Sold	1,389,385	$17,147,388	4,048,244	$57,398,527
Redeemed	(4,251,053)	(52,453,638)	(4,195,236)	(58,081,513)
	(2,861,668)	(35,306,250)	(146,992)	(682,986)
Institutional Class/Shares Authorized	160,000,000		150,000,000
Sold	11,003,624	141,487,812	15,295,628	226,693,536
Redeemed	(9,909,515)	(122,997,407)	(1,577,566)	(22,030,720)
	1,094,109	18,490,405	13,718,062	204,662,816
A Class/Shares Authorized	110,000,000		110,000,000
Sold	758,373	9,466,335	1,587,003	21,914,685
Redeemed	(2,030,654)	(24,473,819)	(1,422,136)	(19,220,665)
	(1,272,281)	(15,007,484)	164,867	2,694,020
B Class/Shares Authorized	N/A		20,000,000
Sold			2,498	34,126
Redeemed			(59,417)	(728,188)
			(56,919)	(694,062)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	89,433	1,005,649	189,291	2,418,796
Redeemed	(270,189)	(3,060,448)	(219,855)	(2,808,119)
	(180,756)	(2,054,799)	(30,564)	(389,323)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	129,087	1,551,834	84,279	1,131,737
Redeemed	(83,700)	(1,004,939)	(25,023)	(330,330)
	45,387	546,895	59,256	801,407
R6 Class/Shares Authorized	45,000,000		50,000,000
Sold	1,096,234	14,013,731	532,300	7,687,468
Redeemed	(806,343)	(10,699,619)	(277,834)	(3,935,159)
	289,891	3,314,112	254,466	3,752,309
Net increase (decrease)	(2,885,318)	$(30,017,121)	13,962,176	$210,144,181
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$508,519,979	$3,390,584	—
Temporary Cash Investments	58,506	15,832,000	—
	$508,578,485	$19,222,584	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$49,105	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,290	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,417,820.

The value of foreign currency risk derivative instruments as of October 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $49,105 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,290 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(46,247) in net realized gain (loss) on foreign currency transactions and $88,184 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2016 and October 31, 2015.

22

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$517,187,297
Gross tax appreciation of investments	$49,112,267
Gross tax depreciation of investments	(38,498,495)
Net tax appreciation (depreciation) of investments	$10,613,772
Undistributed ordinary income	—
Accumulated short-term capital losses	$(51,937,215)
Late-year ordinary loss deferral	$(3,547,198)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$13.06	(0.10)	—(3)	(0.10)	—	$12.96	(0.77)%	1.36%	(0.83)%	130%	$133,140
2015	$12.82	(0.13)	0.37	0.24	—	$13.06	1.87%	1.39%	(0.92)%	100%	$171,490
2014	$11.95	(0.11)	0.98	0.87	—	$12.82	7.28%	1.40%	(0.93)%	75%	$170,316
2013	$8.79	(0.05)	3.23	3.18	(0.02)	$11.95	36.23%	1.42%	(0.47)%	80%	$199,294
2012	$8.06	(0.01)	0.74	0.73	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
Institutional Class
2016	$13.27	(0.08)	0.01	(0.07)	—	$13.20	(0.53)%	1.16%	(0.63)%	130%	$269,094
2015	$13.01	(0.10)	0.36	0.26	—	$13.27	2.00%	1.17%	(0.70)%	100%	$256,001
2014	$12.10	(0.09)	1.00	0.91	—	$13.01	7.52%	1.20%	(0.73)%	75%	$72,542
2013	$8.88	(0.02)	3.26	3.24	(0.02)	$12.10	36.61%	1.22%	(0.27)%	80%	$103,520
2012	$8.13	0.01	0.74	0.75	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
A Class
2016	$12.74	(0.13)	—(3)	(0.13)	—	$12.61	(1.02)%	1.61%	(1.08)%	130%	$86,651
2015	$12.54	(0.16)	0.36	0.20	—	$12.74	1.59%	1.64%	(1.17)%	100%	$103,713
2014	$11.72	(0.14)	0.96	0.82	—	$12.54	7.00%	1.65%	(1.18)%	75%	$100,051
2013	$8.63	(0.07)	3.17	3.10	(0.01)	$11.72	36.00%	1.67%	(0.72)%	80%	$114,080
2012	$7.94	(0.03)	0.72	0.69	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.91	(0.21)	—(3)	(0.21)	—	$11.70	(1.68)%	2.36%	(1.83)%	130%	$9,146
2015	$11.81	(0.24)	0.34	0.10	—	$11.91	0.76%	2.39%	(1.92)%	100%	$11,458
2014	$11.12	(0.22)	0.91	0.69	—	$11.81	6.21%	2.40%	(1.93)%	75%	$11,727
2013	$8.24	(0.14)	3.02	2.88	—	$11.12	34.95%	2.42%	(1.47)%	80%	$13,171
2012	$7.63	(0.09)	0.70	0.61	—	$8.24	7.99%	2.42%	(1.12)%	62%	$11,291
R Class
2016	$12.55	(0.16)	0.01	(0.15)	—	$12.40	(1.20)%	1.86%	(1.33)%	130%	$2,672
2015	$12.39	(0.19)	0.35	0.16	—	$12.55	1.29%	1.89%	(1.42)%	100%	$2,135
2014	$11.61	(0.17)	0.95	0.78	—	$12.39	6.72%	1.90%	(1.43)%	75%	$1,373
2013	$8.56	(0.10)	3.16	3.06	(0.01)	$11.61	35.73%	1.92%	(0.97)%	80%	$2,022
2012	$7.89	(0.04)	0.71	0.67	—	$8.56	8.49%	1.92%	(0.62)%	62%	$1,570
R6 Class
2016	$13.31	(0.06)	0.01	(0.05)	—	$13.26	(0.38)%	1.01%	(0.48)%	130%	$25,992
2015	$13.03	(0.08)	0.36	0.28	—	$13.31	2.15%	1.04%	(0.57)%	100%	$22,235
2014	$12.10	(0.08)	1.01	0.93	—	$13.03	7.69%	1.07%	(0.60)%	75%	$18,447
2013(4)	$11.33	(0.02)	0.79	0.77	—	$12.10	6.80%	1.05%(5)	(0.55)%(5)	80%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

32

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 1612

Annual Report

October 31, 2016

Sustainable Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
A Class	AFDAX				11/30/04
No sales charge		0.74%	11.95%	6.72%
With sales charge		-5.04%	10.63%	6.10%
S&P 500 Index	—	4.51%	13.55%	6.69%	—
Investor Class	AFDIX	0.99%	12.22%	6.99%	7/29/05
Institutional Class	AFEIX	1.19%	12.44%	7.20%	7/29/05
C Class	AFDCX	-0.02%	11.10%	5.92%	11/30/04
R Class	AFDRX	0.44%	11.66%	6.45%	7/29/05
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
A Class — $18,074

S&P 500 Index — $19,124

The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.99%	0.79%	1.24%	1.99%	1.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland, and Rob Bove

On August 10, 2016, the Fundamental Equity Fund's name changed to Sustainable Equity Fund. This change better reflects the fund's enhanced investment strategy. Senior investment analyst Rob Bove was promoted to portfolio manager in March 2016. Portfolio manager Prescott LeGard left the firm at that time.

Performance Summary

Sustainable Equity returned 0.99%* for the 12 months ended October 31, 2016, compared with the 4.51% return of the portfolio’s benchmark, the S&P 500 Index.

Most U.S. stock indices delivered positive returns during the reporting period with value stocks outperforming growth stocks across the capitalization spectrum. Within the S&P 500 Index, utilities, information technology, and telecommunication services posted the largest gains on a total-return basis. Utilities and telecommunication services are typically considered value-oriented sectors. Information technology stocks also posted double-digit returns. Health care and consumer discretionary were the only sectors to decline.

In terms of absolute returns, Sustainable Equity received the largest positive contributions from its information technology and consumer staples holdings; health care stocks detracted the most. Relative to the S&P 500, the financials and health care sectors were the primary sources of underperformance. Stock selection in the energy and real estate sectors benefited performance relative to the benchmark.

Financials and Health Care Led Detractors

In financials, stock decisions among insurers and capital markets firms detracted the most from relative performance. Insurer American International Group has struggled in recent years with higher-than-expected claims costs and reported losses for consecutive quarters. Property and casualty insurer The Travelers Companies detracted as a result of challenging economic conditions and a competitive business environment. In addition, earnings were challenged as interest rates remained low relative to written premiums. Asset managers Legg Mason and Franklin Resources underperformed after seeing revenues and fees decrease along with assets under management, though both continued to manage down costs and report better-than-expected earnings.

In the health care sector, stock choices weighed on performance. Pharmacy benefit managers CVS Health and Express Scripts underperformed amid worries about rapidly rising costs for some drugs and pressure on reimbursements for patients under Medicare and the Affordable Care Act. Nevertheless, these companies continue to benefit from an increasing number of patients covered by Medicare Part D and greater availability of both generic substitutes and new, specialty pharmaceuticals.

An underweight allocation to utilities detracted, especially among electric utilities. The sector benefited from investor demand for yield for much of the reporting period.

Other major detractors included private-label credit card company Alliance Data Systems, which fell on worries about credit trends and foreign exchange weakness because of its Canadian exposure. Delta Air Lines detracted. The airline industry declined as revenue per seat mile is under pressure and oil prices recovered from multi-year lows. Airlines have not adjusted capacity fast

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

enough to account for reduced travel. Significantly underweighting enterprise software company
Microsoft detracted, largely due to improvement in its server and tools division. A continued surge in cloud revenues also helped Microsoft’s topline revenue beat expectations.

Energy and Real Estate Holdings Aided Results

Stock selection in the energy sector benefited performance as the sector rose along with rebounding oil prices. Energy equipment company Halliburton was a key contributor, benefiting from a recovery in energy markets. In addition, Halliburton bounced back after the deal to combine with Baker Hughes was called off on regulatory concerns, which relieved the market of uncertainty.

In the real estate sector, stock decisions among equity real estate investment trusts (REITs) benefited relative performance, although an underweight to the industry limited those gains. Industrial REIT Prologis was a solid contributor in the sector, benefiting from greater demand and tighter vacancies.

In the industrials sector, heavy equipment manufacturer Caterpillar benefited from repeatedly beating quarterly earnings expectations and because of its use of free cash flow to buy back stock and pay attractive dividends.

In information technology, cyber security firm Symantec reported strong results driven by strength in its enterprise security software and improving margins. The company also closed on its acquisition of Blue Coat sooner than expected and should see revenue synergies and cross-selling opportunities as a result of the merger. Semiconductor equipment provider Applied Materials reported strong results and guidance as orders exceeded expectations. The company, which provides equipment for makers of smartphones and other products, benefited from a number of tailwinds, including the introduction of organic light-emitting diodes (OLEDs), which allow for thinner, flexible screens for smartphones and televisions.

Alphabet, the parent company of Google, was a top contributor. Google continues to enjoy solid growth and trades at what we believe is a reasonable valuation. Google has several tailwinds including digital advertising and YouTube usage. The company resumed outperformance with its highest revenue growth in five years.

Outlook

In June 2016, the portfolio’s investment process was enhanced to take environmental, social, and governance ("ESG") factors into account in making investment decisions. The portfolio invests in a blend of large value and large growth stocks, while seeking to outperform the S&P 500 Index with a comparable dividend yield without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock's value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of ESG data.

As of October 31, 2016, the portfolio’s largest overweight positions relative to the benchmark were in the information technology and industrials sectors. Health care was another notable overweight position relative to the S&P 500 Index. The information technology overweight reflected a sizable stake in communications equipment companies. Machinery and professional services companies drove the industrials overweight. The health care weighting was driven by overweight stakes in the biotechnology and health care equipment and supplies industries.

The largest underweight positions relative to the index were in the financials, utilities, and energy sectors. The financials underweight is due to little or no exposure to the diversified financial services, capital markets, and consumer finance industries. The lack of exposure to the energy sector reflects an underweight position among oil, gas, and consumable fuels companies.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	4.1%
Alphabet, Inc.*	3.9%
3M Co.	3.2%
Apple, Inc.	3.1%
Prologis, Inc.	2.9%
PepsiCo, Inc.	2.8%
Johnson & Johnson	2.7%
Cisco Systems, Inc.	2.5%
Comcast Corp., Class A	2.3%
CVS Health Corp.	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	6.5%
Internet Software and Services	4.9%
Software	4.6%
Pharmaceuticals	4.1%
IT Services	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,033.70	$5.06	0.99%
Institutional Class	$1,000	$1,034.60	$4.04	0.79%
A Class	$1,000	$1,032.40	$6.33	1.24%
C Class	$1,000	$1,028.50	$10.15	1.99%
R Class	$1,000	$1,031.10	$7.61	1.49%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.03	0.99%
Institutional Class	$1,000	$1,021.17	$4.01	0.79%
A Class	$1,000	$1,018.90	$6.29	1.24%
C Class	$1,000	$1,015.13	$10.08	1.99%
R Class	$1,000	$1,017.65	$7.56	1.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 2.3%
Boeing Co. (The)	17,917	$2,551,918
Northrop Grumman Corp.	10,269	2,351,601
		4,903,519
Airlines — 1.3%
Delta Air Lines, Inc.	64,022	2,674,199
Automobiles — 0.6%
Ford Motor Co.	104,335	1,224,893
Banks — 6.5%
Bank of America Corp.	47,934	790,911
Citigroup, Inc.	88,049	4,327,608
JPMorgan Chase & Co.	126,364	8,751,971
		13,870,490
Beverages — 2.8%
PepsiCo, Inc.	54,968	5,892,570
Biotechnology — 3.6%
AbbVie, Inc.	20,040	1,117,831
Amgen, Inc.	17,312	2,443,762
Biogen, Inc.(1)	13,095	3,668,957
Incyte Corp.(1)	5,984	520,429
		7,750,979
Capital Markets — 0.8%
Ameriprise Financial, Inc.	12,820	1,133,160
Franklin Resources, Inc.	6,001	201,994
Legg Mason, Inc.	15,567	447,084
		1,782,238
Chemicals — 2.3%
Dow Chemical Co. (The)	52,993	2,851,553
LyondellBasell Industries NV, Class A	6,084	483,982
Sherwin-Williams Co. (The)	6,217	1,522,295
		4,857,830
Communications Equipment — 3.8%
Cisco Systems, Inc.	173,195	5,313,622
Motorola Solutions, Inc.	37,372	2,712,460
		8,026,082
Containers and Packaging — 0.6%
International Paper Co.	26,330	1,185,640
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	23,762	874,204
CenturyLink, Inc.	28,295	752,081
Level 3 Communications, Inc.(1)	10,947	614,674
SBA Communications Corp., Class A(1)	13,945	1,579,690
Verizon Communications, Inc.	26,852	1,291,581
		5,112,230
Electric Utilities — 0.1%
Exelon Corp.	8,031	273,616

10

	Shares	Value
Electrical Equipment — 0.9%
Eaton Corp. plc	29,907	$1,907,169
Energy Equipment and Services — 1.8%
Halliburton Co.	23,031	1,059,426
Schlumberger Ltd.	36,709	2,871,745
		3,931,171
Equity Real Estate Investment Trusts (REITs) — 3.1%
Prologis, Inc.	120,538	6,287,262
Simon Property Group, Inc.	1,119	208,089
		6,495,351
Food and Staples Retailing — 3.0%
CVS Health Corp.	56,291	4,734,073
Kroger Co. (The)	50,878	1,576,201
		6,310,274
Food Products — 1.6%
Archer-Daniels-Midland Co.	19,080	831,315
Campbell Soup Co.	11,240	610,782
Pinnacle Foods, Inc.	38,567	1,983,115
		3,425,212
Health Care Equipment and Supplies — 3.4%
Abbott Laboratories	16,880	662,371
Edwards Lifesciences Corp.(1)	31,422	2,992,003
Hologic, Inc.(1)	99,467	3,581,807
		7,236,181
Health Care Providers and Services — 2.7%
Aetna, Inc.	31,326	3,362,846
Express Scripts Holding Co.(1)	36,895	2,486,723
		5,849,569
Hotels, Restaurants and Leisure — 0.2%
Royal Caribbean Cruises Ltd.	6,694	514,568
Household Products — 1.2%
Procter & Gamble Co. (The)	30,501	2,647,487
Industrial Conglomerates — 3.2%
3M Co.	41,509	6,861,438
Insurance — 2.8%
Aflac, Inc.	17,095	1,177,333
American International Group, Inc.	1,524	94,031
Prudential Financial, Inc.	2,107	178,652
Travelers Cos., Inc. (The)	41,850	4,527,333
		5,977,349
Internet and Direct Marketing Retail — 2.8%
Amazon.com, Inc.(1)	5,614	4,434,049
Expedia, Inc.	12,034	1,555,154
		5,989,203
Internet Software and Services — 4.9%
Alphabet, Inc., Class A(1)	7,628	6,177,917
Alphabet, Inc., Class C(1)	2,741	2,150,424
Facebook, Inc., Class A(1)	13,215	1,731,033
IAC/InterActiveCorp	5,443	350,747
		10,410,121

11

	Shares	Value
IT Services — 4.0%
Accenture plc, Class A	34,588	$4,020,509
Alliance Data Systems Corp.(1)	5,690	1,163,434
Visa, Inc., Class A	39,996	3,300,070
		8,484,013
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc.	35,319	1,538,849
Machinery — 3.3%
Caterpillar, Inc.	50,069	4,178,759
Cummins, Inc.	12,650	1,616,923
Parker-Hannifin Corp.	10,653	1,307,656
		7,103,338
Media — 3.2%
Comcast Corp., Class A	79,865	4,937,254
Time Warner, Inc.	14,290	1,271,667
Viacom, Inc., Class B	15,008	563,701
		6,772,622
Multi-Utilities — 0.7%
DTE Energy Co.	15,704	1,507,741
Multiline Retail — 2.2%
Target Corp.	66,978	4,603,398
Oil, Gas and Consumable Fuels — 3.9%
Concho Resources, Inc.(1)	3,166	401,892
ConocoPhillips	46,228	2,008,606
EOG Resources, Inc.	14,954	1,352,141
Marathon Petroleum Corp.	24,836	1,082,601
Occidental Petroleum Corp.	32,080	2,338,953
Valero Energy Corp.	18,561	1,099,554
		8,283,747
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	52,987	2,697,568
Johnson & Johnson	48,899	5,671,795
Merck & Co., Inc.	7,814	458,838
		8,828,201
Professional Services — 1.4%
ManpowerGroup, Inc.	39,850	3,060,480
Road and Rail — 0.3%
Ryder System, Inc.	10,455	725,472
Semiconductors and Semiconductor Equipment — 3.9%
Applied Materials, Inc.	53,037	1,542,316
Intel Corp.	100,837	3,516,186
QUALCOMM, Inc.	35,487	2,438,667
Texas Instruments, Inc.	12,010	850,908
		8,348,077
Software — 4.6%
Adobe Systems, Inc.(1)	16,355	1,758,326
Electronic Arts, Inc.(1)	11,143	874,949
Microsoft Corp.	33,422	2,002,646
Oracle Corp.	63,443	2,437,480
Red Hat, Inc.(1)	15,423	1,194,511

12

	Shares	Value
Symantec Corp.	63,938	$1,600,368
		9,868,280
Specialty Retail — 3.3%
Home Depot, Inc. (The)	35,678	4,353,073
Lowe's Cos., Inc.	1,410	93,976
O'Reilly Automotive, Inc.(1)	9,708	2,567,184
		7,014,233
Technology Hardware, Storage and Peripherals — 3.6%
Apple, Inc.	57,854	6,568,743
HP, Inc.	71,069	1,029,790
		7,598,533
Tobacco — 1.3%
Philip Morris International, Inc.	28,357	2,734,749
TOTAL COMMON STOCKS (Cost $185,281,747)		211,581,112
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $1,759,481), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $1,720,005)		1,720,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,802	6,802
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,726,802)		1,726,802
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $187,008,549)		213,307,914
OTHER ASSETS AND LIABILITIES†		(63,356)
TOTAL NET ASSETS — 100.0%		$213,244,558

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $187,008,549)	$213,307,914
Receivable for capital shares sold	72,724
Dividends and interest receivable	217,910
213,598,548

Liabilities
Payable for capital shares redeemed	133,112
Accrued management fees	181,816
Distribution and service fees payable	39,062
353,990

Net Assets	$213,244,558

Net Assets Consist of:
Capital (par value and paid-in surplus)	$187,803,549
Undistributed net investment income	1,670,698
Accumulated net realized loss	(2,529,054)
Net unrealized appreciation	26,299,365
$213,244,558

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$87,864,989	4,039,757	$21.75
Institutional Class, $0.01 Par Value	$5,637,013	258,424	$21.81
A Class, $0.01 Par Value	$97,012,044	4,476,695	$21.67*
C Class, $0.01 Par Value	$18,640,046	876,239	$21.27
R Class, $0.01 Par Value	$4,090,466	189,786	$21.55
*Maximum offering price $22.99 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends	$4,974,523
Interest	2,332
4,976,855

Expenses:
Management fees	2,254,164
Distribution and service fees:
A Class	268,315
C Class	203,019
R Class	26,411
Directors' fees and expenses	8,030
Other expenses	1,239
2,761,178

Net investment income (loss)	2,215,677

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,943,505
Futures contract transactions	53,836
36,997,341

Change in net unrealized appreciation (depreciation) on investments	(38,849,766)

Net realized and unrealized gain (loss)	(1,852,425)

Net Increase (Decrease) in Net Assets Resulting from Operations	$363,252

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$2,215,677	$2,574,848
Net realized gain (loss)	36,997,341	12,459,810
Change in net unrealized appreciation (depreciation)	(38,849,766)	(7,358,924)
Net increase (decrease) in net assets resulting from operations	363,252	7,675,734

Distributions to Shareholders
From net investment income:
Investor Class	(1,002,434)	(983,981)
Institutional Class	(177,843)	(156,428)
A Class	(975,431)	(1,149,742)
B Class	—	(7,167)
C Class	(16,625)	(42,651)
R Class	(31,720)	(40,456)
Decrease in net assets from distributions	(2,204,053)	(2,380,425)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(43,272,294)	23,773,890

Net increase (decrease) in net assets	(45,113,095)	29,069,199

Net Assets
Beginning of period	258,357,653	229,288,454
End of period	$213,244,558	$258,357,653

Undistributed net investment income	$1,670,698	$1,744,553

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (formerly Fundamental Equity Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

17

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,015,654 and $1,425,314, respectively. The effect of interfund transactions on the Statement of Operations was $604,690 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $162,088,890 and $204,336,625, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	140,000,000		200,000,000
Sold	1,315,790	$27,773,723	2,320,787	$50,159,516
Issued in reinvestment of distributions	44,610	939,045	44,610	925,208
Redeemed	(1,687,573)	(35,290,320)	(1,613,312)	(35,082,313)
	(327,173)	(6,577,552)	752,085	16,002,411
Institutional Class/Shares Authorized	20,000,000		25,000,000
Sold	177,059	3,608,045	223,403	4,826,023
Issued in reinvestment of distributions	8,437	177,843	7,535	156,428
Redeemed	(571,756)	(12,085,552)	(88,445)	(1,932,126)
	(386,260)	(8,299,664)	142,493	3,050,325
A Class/Shares Authorized	140,000,000		150,000,000
Sold	316,665	6,681,629	1,094,041	23,727,128
Issued in reinvestment of distributions	43,720	918,990	52,390	1,085,009
Redeemed	(1,530,482)	(32,046,890)	(985,870)	(21,268,538)
	(1,170,097)	(24,446,271)	160,561	3,543,599
B Class/Shares Authorized	N/A		20,000,000
Sold			5,457	116,461
Issued in reinvestment of distributions			312	6,391
Redeemed			(150,262)	(3,158,132)
			(144,493)	(3,035,280)
C Class/Shares Authorized	40,000,000		50,000,000
Sold	140,148	2,911,206	273,473	5,865,142
Issued in reinvestment of distributions	636	13,209	1,564	31,997
Redeemed	(252,386)	(5,252,976)	(92,353)	(1,960,770)
	(111,602)	(2,328,561)	182,684	3,936,369
R Class/Shares Authorized	20,000,000		20,000,000
Sold	62,022	1,307,560	53,138	1,144,388
Issued in reinvestment of distributions	1,514	31,720	1,960	40,456
Redeemed	(137,016)	(2,959,526)	(42,563)	(908,378)
	(73,480)	(1,620,246)	12,535	276,466
Net increase (decrease)	(2,068,612)	$(43,272,294)	1,105,865	$23,773,890

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$211,581,112	—	—
Temporary Cash Investments	6,802	$1,720,000	—
	$211,587,914	$1,720,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2016, the effect of equity price risk derivative instruments on the Statement of Operations was $53,836 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,204,053	$2,380,425
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$188,064,100
Gross tax appreciation of investments	$31,015,041
Gross tax depreciation of investments	(5,771,227)
Net tax appreciation (depreciation) of investments	$25,243,814
Undistributed ordinary income	$1,670,698
Accumulated short-term capital losses	$(1,473,503)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$21.77	0.25	(0.04)	0.21	(0.23)	$21.75	0.99%	0.99%	1.18%	71%	$87,865
2015	$21.31	0.26	0.46	0.72	(0.26)	$21.77	3.51%	0.99%	1.23%	33%	$95,072
2014	$18.41	0.24	2.88	3.12	(0.22)	$21.31	17.06%	1.00%	1.19%	41%	$77,015
2013	$14.82	0.23	3.55	3.78	(0.19)	$18.41	25.83%	1.01%	1.44%	36%	$68,416
2012	$12.97	0.20	1.81	2.01	(0.16)	$14.82	15.65%	1.01%	1.39%	18%	$38,250
Institutional Class
2016	$21.84	0.29	(0.05)	0.24	(0.27)	$21.81	1.19%	0.79%	1.38%	71%	$5,637
2015	$21.37	0.31	0.47	0.78	(0.31)	$21.84	3.66%	0.79%	1.43%	33%	$14,077
2014	$18.47	0.28	2.88	3.16	(0.26)	$21.37	17.29%	0.80%	1.39%	41%	$10,731
2013	$14.85	0.27	3.55	3.82	(0.20)	$18.47	26.06%	0.81%	1.64%	36%	$10,451
2012	$12.99	0.21	1.83	2.04	(0.18)	$14.85	15.93%	0.81%	1.59%	18%	$9,225
A Class
2016	$21.69	0.20	(0.05)	0.15	(0.17)	$21.67	0.74%	1.24%	0.93%	71%	$97,012
2015	$21.23	0.21	0.46	0.67	(0.21)	$21.69	3.21%	1.24%	0.98%	33%	$122,492
2014	$18.35	0.19	2.86	3.05	(0.17)	$21.23	16.76%	1.25%	0.94%	41%	$116,462
2013	$14.80	0.20	3.53	3.73	(0.18)	$18.35	25.51%	1.26%	1.19%	36%	$119,358
2012	$12.94	0.16	1.82	1.98	(0.12)	$14.80	15.48%	1.26%	1.14%	18%	$105,718

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$21.29	0.04	(0.04)	—(3)	(0.02)	$21.27	(0.02)%	1.99%	0.18%	71%	$18,640
2015	$20.84	0.05	0.45	0.50	(0.05)	$21.29	2.42%	1.99%	0.23%	33%	$21,036
2014	$18.01	0.04	2.82	2.86	(0.03)	$20.84	15.90%	2.00%	0.19%	41%	$16,777
2013	$14.61	0.07	3.48	3.55	(0.15)	$18.01	24.54%	2.01%	0.44%	36%	$16,679
2012	$12.78	0.05	1.81	1.86	(0.03)	$14.61	14.59%	2.01%	0.39%	18%	$14,967
R Class
2016	$21.58	0.14	(0.05)	0.09	(0.12)	$21.55	0.44%	1.49%	0.68%	71%	$4,090
2015	$21.11	0.16	0.47	0.63	(0.16)	$21.58	3.01%	1.49%	0.73%	33%	$5,680
2014	$18.25	0.14	2.84	2.98	(0.12)	$21.11	16.45%	1.50%	0.69%	41%	$5,294
2013	$14.74	0.15	3.53	3.68	(0.17)	$18.25	25.25%	1.51%	0.94%	36%	$5,000
2012	$12.90	0.13	1.80	1.93	(0.09)	$14.74	15.09%	1.51%	0.89%	18%	$2,817

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (formerly, Fundamental Equity Fund) (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sustainable Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. During the management agreement approval process, the Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer

30

agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $2,204,053, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 1612

Annual Report

October 31, 2016

Ultra® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	-0.06%	12.79%	7.98%	—	11/2/81
Russell 1000 Growth Index	—	2.28%	13.64%	8.21%	—	—
S&P 500 Index	—	4.51%	13.55%	6.69%	—	—
Institutional Class	TWUIX	0.14%	13.02%	8.20%	—	11/14/96
A Class	TWUAX					10/2/96
No sales charge		-0.31%	12.51%	7.71%	—
With sales charge		-6.04%	11.18%	7.07%	—
C Class	TWCCX	-1.03%	11.67%	6.91%	—	10/29/01
R Class	AULRX	-0.55%	12.23%	7.44%	—	8/29/03
R6 Class	AULDX	0.29%	—	—	10.82%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $21,558

Russell 1000 Growth Index — $22,026

S&P 500 Index — $19,124

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.98%	0.78%	1.23%	1.98%	1.48%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

Ultra returned -0.06%* for the 12 months ended October 31, 2016, lagging the 2.28% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

Most U.S. stock indices posted positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. The Federal Reserve’s delay in raising interest rates benefited high-dividend-yield stocks, creating a difficult environment for the fund’s growth-oriented investing style. Within the Russell 1000 Growth Index, utilities and telecommunication services—value-oriented sectors that typically offer few of the growth characteristics we look for—posted the largest gains on a total-return basis. Information technology and consumer staples stocks also performed well. Energy and health care stocks declined the most.

Ultra received its largest positive contributions to absolute return from the information technology sector, while health care detracted. In both the consumer discretionary and health care sectors, stock selection was a major source of underperformance relative to the benchmark. Not owning stocks in the telecommunication services sector also hampered performance. Stock decisions in the materials and energy sectors were positive.

Consumer Discretionary and Health Care Led Detractors

In the consumer discretionary sector, stock selection in the hotels, restaurants, and leisure and textiles, apparel, and luxury goods industries drove underperformance relative to the benchmark. Athletic shoe and apparel companies Under Armour and NIKE declined. Under Armour was affected by the bankruptcy of a long-time distributor and more-aggressive competition. NIKE reported flat sales in North America, and saw the benefit of sizable gains in sales overseas offset by currency volatility. Coffee retailer Starbucks detracted as investors worried about slowing growth in same-store sales.

Stock selection among biotechnology companies and an overweight to the industry hampered performance in health care. Pharmaceutical and biotechnology companies suffered from concerns that prescription drug prices could come under greater public and regulatory scrutiny. Some company-specific concerns also weighed on these stocks. Regeneron Pharmaceuticals declined due to the slow launch of its hypercholesterolemia drug. Gilead Sciences underperformed on concerns about slowing growth in its key hepatitis C franchise.

In the information technology sector, significantly underweighting enterprise software company Microsoft detracted. The stock advanced largely due to rapid growth in Azure, its cloud computing business, and good cost discipline. In consumer staples, craft beer maker Boston Beer, a non-benchmark holding, declined amid increasing competition and consolidation in the industry.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials and Energy Sector Led Contributors

Stock selection in the materials and energy sectors contributed positively to relative performance. There were no top-10 contributors in either sector, but several positions in the chemicals industry boosted materials, while a number of holdings in the oil, gas, and consumable fuels industry aided energy performance.

Key individual contributors included Intuitive Surgical. The maker of robotic surgical devices outperformed due to increasing adoption of robotic surgery, as evidenced by high procedure growth and system sales. Internet retailer Amazon.com reported better-than-expected margins, driven by its burgeoning cloud-computing service, Amazon Web Services (AWS). AWS continues to grow very rapidly on its top line and has excellent margins. Tencent Holdings, China's largest social networking firm, was another notable contributor to performance.

Constellation Brands was a top contributor. The beer, wine, and spirits firm continued to see strong sales volume and pricing in its Corona and Modelo brands. The company is seeing increased competition, however, especially in California. Health care benefits company UnitedHealth Group outperformed after reporting strong results led by its Optum consulting and services unit. Social media company Facebook was a solid contributor. The company reported better-than-expected results with strong user growth and engagement, leading to rapid expansion of sales, margins, and cash flow.

Outlook

We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2016, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, consumer discretionary, and energy sectors. The real estate and telecommunication services sectors were the largest underweights.

The information technology overweight reflects positioning in the internet software and services and computers and peripherals industries. Companies in these industries continue to benefit from secular trends around e-commerce, digital advertising, and a shift to cloud computing and mobile computing. The telecommunications sector underweight is due to competition among wireless carriers, which is likely to lead to higher capital spending, lower free cash flow, lower valuations, and lower margins. Financials had been a significant underweight for the fund for some time as we have avoided real estate investment trusts (REITs), which are likely to suffer once interest rates start to rise. REITs are now included in the new real estate sector.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	8.7%
Alphabet, Inc.*	6.5%
Amazon.com, Inc.	4.9%
Facebook, Inc., Class A	4.4%
Visa, Inc., Class A	3.8%
UnitedHealth Group, Inc.	3.2%
MasterCard, Inc., Class A	3.0%
Starbucks Corp.	2.8%
Celgene Corp.	2.7%
Time Warner, Inc.	2.5%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	12.6%
Technology Hardware, Storage and Peripherals	8.7%
Biotechnology	7.4%
IT Services	6.8%
Internet and Direct Marketing Retail	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,040.70	$5.03	0.98%
Institutional Class	$1,000	$1,042.00	$4.00	0.78%
A Class	$1,000	$1,039.50	$6.31	1.23%
C Class	$1,000	$1,035.70	$10.13	1.98%
R Class	$1,000	$1,038.40	$7.58	1.48%
R6 Class	$1,000	$1,042.60	$3.23	0.63%
Hypothetical
Investor Class	$1,000	$1,020.21	$4.98	0.98%
Institutional Class	$1,000	$1,021.22	$3.96	0.78%
A Class	$1,000	$1,018.95	$6.24	1.23%
C Class	$1,000	$1,015.18	$10.03	1.98%
R Class	$1,000	$1,017.70	$7.51	1.48%
R6 Class	$1,000	$1,021.97	$3.20	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 2.8%
Boeing Co. (The)	1,116,000	$158,951,880
United Technologies Corp.	648,000	66,225,600
		225,177,480
Automobiles — 1.2%
Tesla Motors, Inc.(1)	508,000	100,446,840
Banks — 2.0%
JPMorgan Chase & Co.	1,722,000	119,265,720
U.S. Bancorp	1,043,000	46,684,680
		165,950,400
Beverages — 2.6%
Boston Beer Co., Inc. (The), Class A(1)	318,000	49,369,500
Constellation Brands, Inc., Class A	962,000	160,769,440
		210,138,940
Biotechnology — 7.4%
Celgene Corp.(1)	2,124,000	217,030,320
Gilead Sciences, Inc.	2,417,000	177,963,710
Ionis Pharmaceuticals, Inc.(1)	586,000	15,224,280
Kite Pharma, Inc.(1)	470,000	20,816,300
Regeneron Pharmaceuticals, Inc.(1)	436,000	150,428,720
Spark Therapeutics, Inc.(1)	386,000	18,145,860
		599,609,190
Chemicals — 2.4%
Ecolab, Inc.	930,000	106,178,100
Monsanto Co.	862,000	86,863,740
		193,041,840
Electrical Equipment — 1.5%
Acuity Brands, Inc.	535,000	119,609,950
Energy Equipment and Services — 0.5%
Core Laboratories NV	424,000	41,115,280
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	1,000,000	147,870,000
Food Products — 1.0%
Mead Johnson Nutrition Co.	1,130,000	84,490,100
Health Care Equipment and Supplies — 2.7%
ABIOMED, Inc.(1)	65,000	6,824,350
Edwards Lifesciences Corp.(1)	71,000	6,760,620
IDEXX Laboratories, Inc.(1)	75,000	8,035,500
Intuitive Surgical, Inc.(1)	295,342	198,493,451
		220,113,921
Health Care Providers and Services — 3.8%
Cigna Corp.	425,000	50,502,750
UnitedHealth Group, Inc.	1,832,000	258,916,560
		309,419,310
Health Care Technology — 0.5%
Cerner Corp.(1)	731,000	42,821,980
10

	Shares	Value
Hotels, Restaurants and Leisure — 3.2%
Starbucks Corp.	4,336,000	$230,111,520
Wynn Resorts Ltd.	281,000	26,568,550
		256,680,070
Insurance — 0.9%
MetLife, Inc.	1,591,000	74,713,360
Internet and Direct Marketing Retail — 6.0%
Amazon.com, Inc.(1)	504,000	398,069,280
Netflix, Inc.(1)	739,000	92,278,930
		490,348,210
Internet Software and Services — 12.6%
Alphabet, Inc., Class A(1)	316,058	255,975,374
Alphabet, Inc., Class C(1)	350,000	274,589,000
Baidu, Inc. ADR(1)	318,000	56,241,480
Facebook, Inc., Class A(1)	2,725,000	356,947,750
Tencent Holdings Ltd.	3,215,000	85,312,712
		1,029,066,316
IT Services — 6.8%
MasterCard, Inc., Class A	2,286,850	244,738,687
Visa, Inc., Class A	3,756,000	309,907,560
		554,646,247
Machinery — 4.3%
Cummins, Inc.	646,000	82,571,720
Donaldson Co., Inc.	750,000	27,390,000
Flowserve Corp.	923,000	39,089,050
WABCO Holdings, Inc.(1)	841,000	82,804,860
Wabtec Corp.	1,573,000	121,608,630
		353,464,260
Media — 5.2%
Scripps Networks Interactive, Inc., Class A	1,151,000	74,078,360
Time Warner, Inc.	2,259,000	201,028,410
Walt Disney Co. (The)	1,582,000	146,635,580
		421,742,350
Oil, Gas and Consumable Fuels — 1.1%
Concho Resources, Inc.(1)	280,000	35,543,200
EOG Resources, Inc.	603,000	54,523,260
		90,066,460
Personal Products — 1.9%
Estee Lauder Cos., Inc. (The), Class A	1,742,000	151,780,460
Pharmaceuticals — 2.1%
Eli Lilly & Co.	955,000	70,517,200
Pfizer, Inc.	3,049,000	96,683,790
		167,200,990
Professional Services — 1.1%
Nielsen Holdings plc	1,900,000	85,538,000
Road and Rail — 0.7%
J.B. Hunt Transport Services, Inc.	722,000	58,922,420
Semiconductors and Semiconductor Equipment — 1.8%
Linear Technology Corp.	1,425,000	85,585,500
Xilinx, Inc.	1,204,000	61,247,480
		146,832,980

11

	Shares/Principal Amount	Value
Software — 4.5%
Microsoft Corp.	2,978,000	$178,441,760
salesforce.com, Inc.(1)	2,070,000	155,581,200
Splunk, Inc.(1)	601,000	36,174,190
		370,197,150
Specialty Retail — 3.5%
O'Reilly Automotive, Inc.(1)	454,000	120,055,760
Ross Stores, Inc.	130,000	8,130,200
TJX Cos., Inc. (The)	2,144,000	158,120,000
		286,305,960
Technology Hardware, Storage and Peripherals — 8.7%
Apple, Inc.	6,251,315	709,774,305
Textiles, Apparel and Luxury Goods — 2.6%
NIKE, Inc., Class B	2,614,000	131,170,520
Under Armour, Inc., Class A(1)	956,000	29,731,600
Under Armour, Inc., Class C(1)	1,982,000	51,254,520
		212,156,640
Tobacco — 1.6%
Philip Morris International, Inc.	1,311,000	126,432,840
TOTAL COMMON STOCKS (Cost $3,806,236,335)		8,045,674,249
TEMPORARY CASH INVESTMENTS — 1.2%
Federal Home Loan Bank Discount Notes, 0.15%, 11/1/16(2)	$40,000,000	40,000,000
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875% - 3.00%, 8/15/45 - 11/15/45, valued at $58,717,600), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $57,563,160)		57,563,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	211,597	211,597
TOTAL TEMPORARY CASH INVESTMENTS (Cost $97,774,597)		97,774,597
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,904,010,932)		8,143,448,846
OTHER ASSETS AND LIABILITIES†		134,721
TOTAL NET ASSETS — 100.0%		$8,143,583,567

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $3,904,010,932)	$8,143,448,846
Foreign currency holdings, at value (cost of $1,088,607)	1,019,599
Receivable for investments sold	23,906,495
Receivable for capital shares sold	872,720
Dividends and interest receivable	884,615
8,170,132,275

Liabilities
Payable for investments purchased	16,819,597
Payable for capital shares redeemed	2,903,269
Accrued management fees	6,806,388
Distribution and service fees payable	19,454
26,548,708

Net Assets	$8,143,583,567

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,539,488,988
Undistributed net investment income	23,484,472
Undistributed net realized gain	341,247,938
Net unrealized appreciation	4,239,362,169
$8,143,583,567

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$7,790,085,391	217,397,475	$35.83
Institutional Class, $0.01 Par Value	$198,930,390	5,384,096	$36.95
A Class, $0.01 Par Value	$58,829,062	1,707,515	$34.45*
C Class, $0.01 Par Value	$3,305,820	109,579	$30.17
R Class, $0.01 Par Value	$9,065,816	268,323	$33.79
R6 Class, $0.01 Par Value	$83,367,088	2,255,038	$36.97
*Maximum offering price $36.55 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $113,355)	$94,908,886
Interest	99,629
95,008,515

Expenses:
Management fees	79,328,898
Distribution and service fees:
A Class	165,956
C Class	31,845
R Class	45,784
Directors' fees and expenses	291,800
Other expenses	1,753
79,866,036

Net investment income (loss)	15,142,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	357,569,978
Foreign currency transactions	8,690,236
366,260,214

Change in net unrealized appreciation (depreciation) on:
Investments	(397,921,106)
Translation of assets and liabilities in foreign currencies	105,874
(397,815,232)

Net realized and unrealized gain (loss)	(31,555,018)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,412,539)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$15,142,479	$18,439,966
Net realized gain (loss)	366,260,214	436,628,785
Change in net unrealized appreciation (depreciation)	(397,815,232)	326,333,175
Net increase (decrease) in net assets resulting from operations	(16,412,539)	781,401,926

Distributions to Shareholders
From net investment income:
Investor Class	(17,978,057)	(25,643,784)
Institutional Class	(931,198)	(1,043,481)
A Class	—	(57,827)
R6 Class	(211,120)	(199,356)
From net realized gains:
Investor Class	(396,365,081)	(539,477,977)
Institutional Class	(10,890,656)	(13,666,153)
A Class	(3,822,340)	(5,033,302)
C Class	(191,807)	(192,382)
R Class	(482,530)	(590,316)
R6 Class	(1,825,199)	(2,035,262)
Decrease in net assets from distributions	(432,697,988)	(587,939,840)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,028,452)	105,215,556

Net increase (decrease) in net assets	(457,138,979)	298,677,642

Net Assets
Beginning of period	8,600,722,546	8,302,044,904
End of period	$8,143,583,567	$8,600,722,546

Undistributed net investment income	$23,484,472	$19,217,785

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and
Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

16

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $35,229,454 and $6,638,257, respectively. The effect of interfund transactions on the Statement of Operations was $1,187,086 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $1,470,617,465 and $1,859,405,371, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,400,000,000		3,500,000,000
Sold	6,003,589	$209,184,788	5,798,421	$211,134,665
Issued in reinvestment of distributions	11,470,135	400,537,097	16,395,880	546,966,769
Redeemed	(18,890,025)	(662,960,210)	(17,932,247)	(653,514,757)
	(1,416,301)	(53,238,325)	4,262,054	104,586,677
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	1,213,416	45,659,701	729,215	27,402,685
Issued in reinvestment of distributions	322,809	11,601,769	419,817	14,391,326
Redeemed	(1,433,066)	(52,604,666)	(1,478,946)	(54,360,741)
	103,159	4,656,804	(329,914)	(12,566,730)
A Class/Shares Authorized	80,000,000		100,000,000
Sold	728,373	24,333,624	426,909	15,057,252
Issued in reinvestment of distributions	108,105	3,636,643	152,311	4,905,938
Redeemed	(1,105,320)	(36,645,386)	(596,724)	(20,989,171)
	(268,842)	(8,675,119)	(17,504)	(1,025,981)
C Class/Shares Authorized	20,000,000		40,000,000
Sold	49,793	1,497,508	27,705	866,318
Issued in reinvestment of distributions	5,377	159,439	4,717	135,843
Redeemed	(37,296)	(1,089,188)	(17,303)	(539,564)
	17,874	567,759	15,119	462,597
R Class/Shares Authorized	40,000,000		50,000,000
Sold	86,852	2,851,097	92,187	3,206,940
Issued in reinvestment of distributions	13,601	449,650	17,210	546,763
Redeemed	(100,941)	(3,320,102)	(65,738)	(2,245,047)
	(488)	(19,355)	43,659	1,508,656
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,491,438	55,368,124	425,005	16,007,551
Issued in reinvestment of distributions	56,706	2,036,319	65,225	2,234,618
Redeemed	(241,819)	(8,724,659)	(160,774)	(5,991,832)
	1,306,325	48,679,784	329,456	12,250,337
Net increase (decrease)	(258,273)	$(8,028,452)	4,302,870	$105,215,556

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

19

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,960,361,537	$85,312,712	—
Temporary Cash Investments	211,597	97,563,000	—
	$7,960,573,134	$182,875,712	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $79,421,279.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $8,785,340 in net realized gain (loss) on foreign currency transactions and $118,725 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$18,985,228	$26,763,959
Long-term capital gains	$413,712,760	$561,175,881

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,921,682,607
Gross tax appreciation of investments	$4,266,668,949
Gross tax depreciation of investments	(44,902,710)
Net tax appreciation (depreciation) of investments	4,221,766,239
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(75,745)
Net tax appreciation (depreciation)	$4,221,690,494
Undistributed ordinary income	$23,484,472
Accumulated long-term gains	$358,919,613

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$37.81	0.06	(0.14)	(0.08)	(0.08)	(1.82)	(1.90)	$35.83	(0.06)%	0.98%	0.98%	0.19%	0.19%	18%	$7,790,085
2015	$37.20	0.08	3.18	3.26	(0.12)	(2.53)	(2.65)	$37.81	9.72%	0.98%	0.98%	0.22%	0.22%	16%	$8,273,589
2014	$33.56	0.10	4.96	5.06	(0.10)	(1.32)	(1.42)	$37.20	15.66%	1.00%	1.01%	0.29%	0.28%	16%	$7,981,781
2013	$25.68	0.15	7.86	8.01	(0.13)	—	(0.13)	$33.56	31.34%	0.99%	0.99%	0.52%	0.52%	26%	$7,338,222
2012	$23.42	0.06	2.20	2.26	—	—	—	$25.68	9.65%	0.99%	0.99%	0.26%	0.26%	13%	$6,194,268
Institutional Class
2016	$38.93	0.14	(0.14)	—	(0.16)	(1.82)	(1.98)	$36.95	0.14%	0.78%	0.78%	0.39%	0.39%	18%	$198,930
2015	$38.22	0.16	3.27	3.43	(0.19)	(2.53)	(2.72)	$38.93	9.96%	0.78%	0.78%	0.42%	0.42%	16%	$205,574
2014	$34.44	0.17	5.10	5.27	(0.17)	(1.32)	(1.49)	$38.22	15.90%	0.80%	0.81%	0.49%	0.48%	16%	$214,464
2013	$26.32	0.17	8.10	8.27	(0.15)	—	(0.15)	$34.44	31.56%	0.79%	0.79%	0.72%	0.72%	26%	$202,118
2012	$23.95	0.12	2.25	2.37	—	—	—	$26.32	9.90%	0.79%	0.79%	0.46%	0.46%	13%	$52,362
A Class
2016	$36.43	(0.02)	(0.14)	(0.16)	—	(1.82)	(1.82)	$34.45	(0.31)%	1.23%	1.23%	(0.06)%	(0.06)%	18%	$58,829
2015	$35.94	(0.01)	3.06	3.05	(0.03)	(2.53)	(2.56)	$36.43	9.46%	1.23%	1.23%	(0.03)%	(0.03)%	16%	$72,004
2014	$32.46	0.01	4.81	4.82	(0.02)	(1.32)	(1.34)	$35.94	15.35%	1.25%	1.26%	0.04%	0.03%	16%	$71,650
2013	$24.89	0.08	7.60	7.68	(0.11)	—	(0.11)	$32.46	30.99%	1.24%	1.24%	0.27%	0.27%	26%	$71,063
2012	$22.75	—(3)	2.14	2.14	—	—	—	$24.89	9.41%	1.24%	1.24%	0.01%	0.01%	13%	$63,461

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$32.36	(0.25)	(0.12)	(0.37)	—	(1.82)	(1.82)	$30.17	(1.03)%	1.98%	1.98%	(0.81)%	(0.81)%	18%	$3,306
2015	$32.41	(0.25)	2.73	2.48	—	(2.53)	(2.53)	$32.36	8.63%	1.98%	1.98%	(0.78)%	(0.78)%	16%	$2,968
2014	$29.60	(0.22)	4.35	4.13	—	(1.32)	(1.32)	$32.41	14.51%	2.00%	2.01%	(0.71)%	(0.72)%	16%	$2,482
2013	$22.83	(0.13)	6.96	6.83	(0.06)	—	(0.06)	$29.60	29.98%	1.99%	1.99%	(0.48)%	(0.48)%	26%	$2,077
2012	$21.02	(0.17)	1.98	1.81	—	—	—	$22.83	8.61%	1.99%	1.99%	(0.74)%	(0.74)%	13%	$1,464
R Class
2016	$35.85	(0.10)	(0.14)	(0.24)	—	(1.82)	(1.82)	$33.79	(0.55)%	1.48%	1.48%	(0.31)%	(0.31)%	18%	$9,066
2015	$35.46	(0.10)	3.02	2.92	—	(2.53)	(2.53)	$35.85	9.19%	1.48%	1.48%	(0.28)%	(0.28)%	16%	$9,637
2014	$32.10	(0.08)	4.76	4.68	—	(1.32)	(1.32)	$35.46	15.08%	1.50%	1.51%	(0.21)%	(0.22)%	16%	$7,983
2013	$24.66	0.01	7.53	7.54	(0.10)	—	(0.10)	$32.10	30.66%	1.49%	1.49%	0.02%	0.02%	26%	$6,556
2012	$22.60	(0.06)	2.12	2.06	—	—	—	$24.66	9.12%	1.49%	1.49%	(0.24)%	(0.24)%	13%	$5,595
R6 Class
2016	$38.95	0.17	(0.12)	0.05	(0.21)	(1.82)	(2.03)	$36.97	0.29%	0.63%	0.63%	0.54%	0.54%	18%	$83,367
2015	$38.25	0.20	3.28	3.48	(0.25)	(2.53)	(2.78)	$38.95	10.12%	0.63%	0.63%	0.57%	0.57%	16%	$36,951
2014	$34.46	0.05	5.28	5.33	(0.22)	(1.32)	(1.54)	$38.25	16.06%	0.65%	0.66%	0.64%	0.63%	16%	$23,684
2013(4)	$31.57	0.05	2.84	2.89	—	—	—	$34.46	9.15%	0.63%(5)	0.64%(5)	0.61%(5)	0.60%(5)	26%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

30

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $18,985,228, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $413,712,760, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 1612

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $307,847
FY 2016:    $307,195

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0

FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $86,000
FY 2016:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 29, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2016